Exhibit 10.19
                          CONTRIBUTION AGREEMENT

                                   BETWEEN

                    MECHANICAL TECHNOLOGY INCORPORATED,
                          (a New York corporation)

                                    AND

                            PLUG POWER, L.L.C.,
                  (a Delaware limited liability company)


     THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into between Mechanical Technology Incorporated, a New York corporation, and Plug Power, L.L.C., a Delaware limited liability company (the "Company"). This Agreement, the Limited Liability Company Agreement of Plug Power, L.L.C., a Delaware limited liability company (the "Operating Agreement"), and the Contribution Agreement between Edison Development Corporation, a Michigan corporation, and the Company (the "Management Agreement") are entered as of and shall be effective simultaneously with each other as of the close of business on the 27th day of June, 1997 (the "Contribution Date").

                                   RECITALS

     1. MTI conducts a business which is engaged in the research and development of technology for fuel cells, primarily as a contractor or subcontractor under government contracts, grants and cooperative agreements ( the "Fuel Cell Business").

     2. For the purpose set forth in Section 2.4 of the Operating Agreement, and as its initial Capital Contribution (as defined in Section 4.1 of the Operating Agreement), MTI wishes to contribute the Fuel Cell Business (except the "Excluded Assets", as defined in Section 1.2 of this Agreement) to the Company and in exchange for MTI's initial Capital Contribution MTI shall become a Class A Member (as defined in Section 1.12 of the Operating Agreement) in the Company and shall receive the number of Shares of Class A Membership Interest in the Company (as set forth on Exhibit A to the Operating Agreement) (the "MTI Shares").

     3. In order to accomplish the foregoing, simultaneously with the execution of this Agreement and the Operating Agreement, MTI and the Company shall enter into the agreements identified in Section 4 below (collectively, the "Other Agreements").

     4. The foregoing contribution of assets by MTI and assumption of liabilities by Company are all subject to the terms and conditions of this Agreement, the Operating Agreement and the Other Agreements.










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     In consideration of the foregoing and the mutual representations, warranties covenants, and agreements contained in this Agreement, MTI and the Company agree as follows:

1.   Contribution of Assets by MTI.

          1.1 Contribution of Assets. Subject to the terms and conditions of this Agreement, on the Contribution Date, MTI hereby assigns, transfers, and delivers to the Company, as a contribution to the capital of the Company, free and clear of all Liens, except Permitted Liens, all of the assets, properties, and business, (excepting the Excluded Assets) of every kind and description, wherever located, real, personal, or mixed, tangible or intangible, owned, leased or held by MTI, which are necessary for the conduct of the Fuel Cell Business by MTI as the same shall exist on the Contribution Date including all assets and property shown on the Contributed FCB Balance Sheet (and not disposed of in the ordinary course of business) and all assets and property thereafter acquired by MTI in respect of or necessary for the conduct of and used in the Fuel Cell Business immediately prior to the Contribution Date (collectively, the "Assets"), and including, without limitation, all right, title, and interest of MTI in, to, and under:

              (a) The machinery, equipment, furniture, vehicles, and other tangible property (including, without limitation, maintenance and operating supplies, fuel, and spare parts for such machinery and equipment) listed and described in Schedule 1.1(a) (the "Equipment");

              (b) The raw materials, finished goods, work-in-process, supplies, and inventories described in Schedule 1.1(b) (the "Inventory");

              (c) All rights of MTI (including, but not limited to, any and all Intellectual Property Rights) in and to the products sold or leased and in and to any products or other Intellectual Property Rights under research or development prior to or on the Contribution Date;

              (d) All of the rights of MTI under all contracts, arrangements, leases and other agreements identified on Schedule 1.1(d), including, without limitation, any right to receive goods and services, pursuant to such agreements and to assert claims and take other rightful actions in respect of breaches, defaults and other violations of such contracts, arrangements, licenses, leases and other agreements and otherwise;

              (e) All credits, prepaid expenses, deferred charges, advance payments, security deposits and pre-paid items, listed in Schedule 1.1(e);

              (f)  [Intentionally Omitted]











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              (g)  All Intellectual Property Rights and all rights thereunder or in respect thereof primarily relating to or used or held for use in connection with the Fuel Cell Business all of which are listed on Schedule 1.1(g), including, but not limited to, rights to sue for an injunction, damages, and/or other remedies against past, present and future infringements thereof and to collect and retain any damages resulting therefrom for its own use and enjoyment, and rights of priority and protection of interests therein under the laws of any jurisdiction worldwide and all tangible embodiments thereof (together with all Intellectual Property rights included in the other clauses of this Section 1.1, the "Intellectual Property Assets");

              (h) All of MTI's right, title, and interest in, to, and under each of the Government Contracts and commercial contracts for research and development of fuel cells listed in Schedule 1.1(h);

              (i) All books, records, manuals and other materials (in any form or medium), including, without limitation, all records and materials maintained by MTI regarding any of the Assets and, with respect to the Assets and Fuel Cell Business, all price lists, correspondence, mailing lists, lists of customers, photographs, production data, sales and promotional materials and records, purchasing materials and records, manufacturing and quality control records and procedures, blueprints, research and development files, records, data and laboratory books, Intellectual Property disclosures, media materials and plates, accounting records, all files regarding any of the Government Contracts transferred hereunder, and litigation files;

              (j) To the extent their transfer is permitted by law, all Governmental Approvals, including all applications therefor, required for the conduct of the Fuel Cell Business or the occupancy or use of the Licensed Premises;

              (k) All rights to causes of action, lawsuits, judgments, claims and demands of any nature available to or being pursued by MTI with respect to the Fuel Cell Business or the ownership, use, function or value of any Asset, whether arising by way of counterclaim or otherwise;

              (l) All rights, title, and interest of MTI under any agreement with past or present employees or independent contractors of MTI regarding: (i) confidentiality or non-disclosure with respect to the Assets or Fuel Cell Business; (ii) the obligation of such employees or contractors to join in the filing of any patent application as an inventor and/or the obligation to assign to MTI any patent application on which such employee or contractor is named as an inventor; (iii) the obligation to assign and transfer any interest of such employee or contractor in any of the Intellectual Property Rights; and (iv) any restriction on the right of such employee or contractor to use any Intellectual Property Rights or






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          to compete with the Fuel Cell Business.  Each such agreement is listed on Schedule 1.1(l); and

              (m) All guarantees, warranties, indemnities and similar rights in favor of MTI with respect to any Asset.

          1.2 Excluded Assets. The Company expressly understands and agrees that there shall be excluded from the Assets those assets and properties of MTI which are necessary for and used in the conduct of the Fuel Cell business as listed on Schedule 1.2.

          In addition, the Company expressly understand and agrees that there shall be excluded from the Assets any assets, properties and businesses of every kind and description; wherever located; real, personal, or mixed; tangible or intangible; owned, leased or held; or used in the conduct of any business of MTI (including, but not limited to, assets, properties and businesses of MTI's Technology Division) other than the Fuel Cell Business, as the same shall exist on the Contribution Date; any and all intellectual property owned, held or primarily used by MTI in any business other than the Fuel Cell Business (including, but not limited to, use of the name Mechanical Technology Incorporated and all derivatives thereof); any and all cash, including petty cash, or receivables of MTI as of the close of business June 27, 1997, including any reflected on the Contributed FCB Balance Sheet.

          1.3 Conveyance Instruments. In order to consummate MTI's contribution of the Assets, MTI has, or will hereafter, execute and deliver, or cause to be executed and delivered, all such documents or instruments of assignment, transfer, or conveyance, in each case dated the Contribution Date (collectively, the "Conveyance Instruments"), as EDC and MTI and their respective counsel shall reasonably deem necessary or appropriate to vest in, confirm title to and/or record the transfer of (in such form as may be required by any Governmental Authority) the Assets to the Company.

          1.4 Assumed Liabilities. Subject to the terms and conditions of this Agreement and the Operating Agreement, in reliance on the representations, warranties, covenants, and agreements of the parties contained herein, the Company assumes and agrees to pay, discharge, or fulfill the liabilities and obligations relating to the Fuel Cell Business and listed on Schedule
     1.4 (the "Assumed Liabilities").

          1.5 Excluded Liabilities.The Company shall not assume any liabilities, obligations or commitments of MTI relating to or arising out of the operation of the Fuel Cell Business or the ownership of the Assets prior to the Contribution Date other than the Assumed Liabilities (the "Excluded Liabilities").













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          1.6 Consent of Third Parties.  Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute an agreement to assign or transfer any Governmental Approval, instrument, contract, lease, permit or other agreement or arrangement or any claim, right or benefit arising thereunder or resulting therefrom if an assignment or transfer or an attempt to make such an assignment or transfer without the consent of a third party would constitute a breach or violation thereof or affect adversely the rights of the Company or MTI thereunder; and any transfer or assignment to the Company by MTI of any interest under any such instrument, contract, lease, permit or other agreement or arrangement which requires the consent of a third party shall be made subject to such consent or approval being obtained. In the event any such consent or approval is not obtained on or prior to the Contribution Date, MTI shall continue to use all best efforts to obtain any such approval or consent after the Contribution Date until such time as such consent or approval has been obtained, and MTI will cooperate with the Company in any lawful and economically feasible arrangement to provide that the Company shall receive the interest of MTI in the benefits under any such instrument, contract, lease or permit or other agreement or arrangement, including performance by MTI, as agent, if economically feasible, provided that the Company shall undertake to pay or satisfy the corresponding liabilities for the enjoyment of such benefit to the extent such liabilities are described as Assumed Liabilities in Schedule 1.4 and which the Company would have assumed if such consent or approval had been obtained. MTI shall cooperate with the Company and shall pay and discharge, and shall indemnify and hold the Company harmless from and against, any and all out-of-pocket costs incurred by MTI in seeking to obtain or obtaining any such consent or approval whether before or after the Contribution Date. Nothing in this Section 1.6 shall be deemed a waiver by the Company of its right to have received on or before the Contribution Date an effective assignment of all of the Assets nor shall this Section 1.6 be deemed to constitute an agreement to exclude from the Assets any assets described under Section 1.1.

2.   Events Occurring on the Contribution Date.

          2.1 Deliveries by MTI. Simultaneously with the execution of this Agreement, MTI shall execute and agree to be bound by all of the terms and conditions of the Operating Agreement and shall deliver to the Company the following:

              (a) The Conveyance Instruments to effect the contribution of the Assets to the Company, such Conveyance Instruments to be those reasonably deemed necessary by, and to be in form and substance reasonably satisfactory to counsel for EDC and MTI;

              (b) A copy of the resolutions of MTI's Board of Directors, certified by its Secretary, authorizing or ratifying its execution and











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          delivery of this Agreement, the Operating Agreement, and the Other
          Agreements, and the consummation of the transactions contemplated hereby and thereby;

              (c) All of the Other Agreements to which MTI is a party, duly executed by it.

              (d) A copy of MTI's certificate of incorporation, a certified copy of its bylaws and other organizational documents;

              (e) A certificate from the Secretary of State of New York as to MTI's good standing in such state certified as of a date within thirty (30) days of the Contribution Date;

              (f) An employment agreement with Wayne Huang, and an employment agreement executed by Manmohian Dhar each of which will be agreements to be entered into with the Company and in the form and substance of the agreements attached in Schedule 2.1(f);

              (g) The executed counterpart copies of all Consents and Govern-mental Approvals set forth in Schedule 3.1(c);

              (h) The opinion of counsel for MTI, dated the Contribution Date, in form and substance reasonably satisfactory to EDC's counsel;

              (i) All other previously undelivered items required to be delivered by MTI at or prior to the Contribution Date pursuant to the terms of this Agreement, the Operating Agreement, and the Other Agreements.

          2.2 Deliveries by the Company.

              (a)  Copy of filed Certificate of Formation of the Company;

              (b) Execution copies of the Limited Liability Company Agreement of Plug Power, LLC, a Delaware limited liability company, dated the Contribution Date;

              (c) Executed copy of the Contribution Agreement between the Company and EDC;

              (d) Execution copies of the Distribution Agreement between EDC and the Company; and

              (e) A transition services agreement between MTI and the Company.













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          2.3 Effect of Contributions.  In exchange for its initial Capital
     Contribution, as defined in Section 4.1 of the Operating Agreement, (i) MTI shall become a Class A Member (as defined in Section 1.12 of the Operating Agreement) in the Company pursuant to the terms of the Operating Agreement; (ii) MTI will receive the Shares; and (iii) the Capital Account of MTI will be credited with such amount set forth beside its name on Exhibit A to the Operating Agreement. Such Class A Membership Interest and Capital Account shall be subject to adjustment as provided under Section 4.7 of the Operating Agreement.

3.   Representations and Warranties.

          3.1 Representations and Warranties of MTI. MTI represents and warrants to the Company as follows:

              (a) Authorization, etc. MTI has the corporate power and authority to execute and deliver this Agreement and each of the Other Agreements to which it is a party and to fully perform its obligations and consummate the transactions contemplated thereby. The execution and delivery by MTI of this Agreement and the Other Agreements, and the consummation of the transactions contemplated by this Agreement, have been duly authorized by all requisite corporate action. This Agreement, together with all other obligations of MTI hereunder, constitutes the valid and legally binding obligation of MTI, enforceable in accordance with its terms.

              (b)  Corporate Status.

                   (i) MTI is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with full corporate power and authority to carry on the Fuel Cell Business and to own or lease and operate the properties as and in the places where such business is conducted and such properties are owned, leased or operated.

                   (ii) MTI is duly qualified or licensed to do business and
              is in good standing in each of the jurisdictions specified in
              Schedule 3.1(b)(ii), which are the only jurisdictions in which the operation of the Fuel Cell business or the character of the properties owned, leased or operated by MTI in connection with the Fuel Cell Business makes such qualification or licensing necessary.

                   (iii)MTI has delivered to the Company complete and correct copies of its certificate of incorporation and by-laws or other organizational documents, in each case, as amended and in effect on the date hereof. MTI is not in violation of any of the












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              provisions of its certificate of incorporation or by-laws or other organizational documents.

              (c) No Conflicts. The execution, delivery and performance by MTI of this Agreement and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice of the lapse of time or both) (i) any Applicable Law applicable to MTI or any of the Assets, (ii) the certificate of incorporation or by-laws or other organizational documents of MTI or (iii) except as specifically set forth in Schedule 3.1(c) and except for any conflict which would cause no material adverse affect on the Company (any conflict which would affect the transfer of the Assets shall be deemed material), any Contract or other contract, agreement or other instrument to which MTI or any of its Affiliates is a party or by which MTI or any of its properties or assets, including, but not limited to the Assets, may be bound or affected. Except as specified in Schedule 3.1(c), no Governmental Approval or other Consent is required to be obtained or made by MTI in connection with the execution and delivery of this Agreement or the Other Agreements or the consummation of the transactions contemplated thereby.

              (d) Financial Statements. MTI has delivered to the Company a pro forma balance sheet for the Fuel Cell Business as of May 23, 1997 (the "Preliminary Contributed FCB Balance Sheet"), a copy of which is attached as Schedule 3.1(d). Within ten (10) days after the Contribution Date, MTI will deliver to the Company a pro forma balance sheet for the Fuel Cell Business (excluding the Excluded Assets and Excluded Liabilities) as of the Contribution Date (the "Contributed FCB Balance Sheet"); (the Preliminary Contributed FCB Balance Sheet and the Contributed FCB Balance Sheet are the "Financial Statements"). The Financial Statements fairly present the financial condition and results of operations of the Fuel Cell Business for the period and as of the dates stated therein. The Total Liabilities reflected on the Contributed FCB Balance Sheet shall not exceed by more than $25,000 the total amount of the Assumed Liabilities shown on Schedule 1.4.

              (e) Absence of Undisclosed Liabilities. MTI has no Knowledge of any liabilities or obligations of any nature, absolute, accrued, contingent or otherwise and whether due or to become due, arising out of or relating to the Fuel Cell Business, except (a) as set forth in Schedule 3.1(e), (b) as and to the extent disclosed or reserved against in the Contributed FCB Balance Sheet and (c) for liabilities and obligations that (i) individually and in the aggregate are not material to the Fuel Cell Business and have not had or resulted in, and will not have or result in, a material adverse effect on the Fuel Cell Business or Assets.











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              (f)  Taxes.

                        (i) MTI has duly and timely filed all Tax Returns
                   affecting the Fuel Cell Business with respect to Taxes required to be filed on or before the Contribution Date ("Covered Returns"). Except for Taxes set forth on
                   Schedule 3.1(f)(i), which are being contested in good faith and by appropriate proceedings, the following Taxes have been duly and timely paid: (1) all Taxes shown to be due on the Tax Returns, (2) all deficiencies and assessments of Taxes of which notice has been received by MTI that are or may become payable by the Company or chargeable as a lien upon the Fuel Cell Business, and (3) all other Taxes due and payable as of the Contribution Date for which neither filing of Tax Returns nor notice of deficiency or assessment is required, of which MTI has Knowledge that may become payable by the Company or chargeable as a lien upon the Fuel Cell Business. All Taxes required to be withheld by or on behalf of MTI in connection with amounts paid or owing to any employee, independent contractor, creditor or other party with respect to the Fuel Cell Business ("Withholding Taxes") have been withheld, and such withheld taxes have either been duly and timely paid to the proper Governmental Authorities or set aside in accounts for such purpose.

                        (ii) Except as set forth on Schedule 3.1(f)(ii), no
                   agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes or Withholding Taxes, and no power of attorney with respect to any such Taxes, has been filed with the IRS or any other Governmental Authority.

                        (iii)Except as set forth on Schedule 3.1(f)(iii), (1)
                   there are no Taxes or Withholding Taxes asserted in writing by any Governmental Authority to be due and (2) no issue has been raised in writing by any Governmental Authority during the course of any audit with respect to Taxes or Withholding Taxes. Except as set forth on Schedule 3.1(f)(iii), no Taxes and no Withholding Taxes are currently under audit by any Governmental Authority. Except as set forth on Schedule 3.1(f)(iii), neither the IRS nor any other Governmental Authority is now asserting or, to the best knowledge of MTI, threatening to assert against MTI any deficiency or claim for additional Taxes or any adjustment of Taxes that would, if














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                   paid by the Company, have an adverse effect on the Fuel Cell
                   Business or the Assets, and there is no reasonable basis for any such assertion of which MTI is or reasonably should be aware.


                        (iv) Except as set forth on Schedule 3.1(f)(iv), there
                   is no litigation or administrative appeal pending or, to the best knowledge of MTI, threatened against or relating to MTI in connection with Covered Taxes.

                   (g) Absence of Changes. Except as set forth in Schedule 3.1(g), since May 23, 1997, MTI has conducted the Fuel Cell Business only in the ordinary course consistent with prior practice and has not, on behalf of, in connection with or relating to the Fuel Cell Business or the Assets:

                        (i)  suffered any adverse effect;

                        (ii) to MTI's Knowledge incurred any obligation or
                   liability, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of business consistent with prior practice;

                        (iii)discharged or satisfied any Lien other than those
                   then required to be discharged or satisfied, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities incurred since the date thereof in the ordinary course of business consistent with prior practice;

                        (iv) mortgaged, pledged or subjected to Lien, any
                   property, business or assets, tangible or intangible, held in connection with the Fuel Cell Business;

                        (v) sold, transferred, leased to others or otherwise disposed of any of the Assets (except in the ordinary course of business), or cancelled or compromised any debt or claim, or waived or released any right of substantial value;

                        (vi) received any notice of termination of any
                   contract, lease or other agreement or suffered any damage, destruction or loss (whether or not covered by insurance);














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                        (vii)transferred or granted any rights under, or
                   entered into any settlement regarding the breach or infringement of, any Intellectual Property, or modified any existing rights with respect thereto, other than as set forth in this Agreement;

                        (viii)made any change in the rate of compensation,
                   commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, incentive, retention or other compensation, retirement, welfare, fringe or severance benefit or vacation pay, to or in respect of any shareholder, director, officer, employee, salesman, distributor or agent of MTI relating to the Fuel Cell Business;

                        (ix) encountered any labor union organizing activity,
                   had any actual or threatened employee strikes, work stoppages, slowdowns or lockouts, or had any material change in its relations with its employees, agents, customers or suppliers;

                        (x) made any purchase commitment in excess of the normal, ordinary and usual requirements of the Fuel Cell Business or at any price in excess of the then current market price or upon terms and conditions more onerous than those usual and customary in the industry, or made any change in its selling, pricing, advertising or personnel practices inconsistent with its prior practice and prudent business practices prevailing in the industry;

                        (xi) made any capital expenditures or capital additions
                   or improvements in excess of an aggregate of $10,000;

                        (xii)instituted, settled or agreed to settle any litiga-
                   tion, action or proceeding before any court or governmental body which may affect the Fuel Cell Business or the Assets other than in the ordinary course of business consistent with past practices but not in any case involving amounts in excess of $10,000;

                        (xiii)entered into any transaction, contract or
                   commitment in the ordinary course of business or paid or agreed to pay any legal, accounting, brokerage, finder's fee, Taxes or other expenses in connection with, or incurred any severance pay obligations by reason of this













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                   Agreement or the transactions contemplated hereby, except
                   as otherwise provided in this Agreement; or

                        (ix) to MTI's Knowledge, taken any action or omitted
                   to take any action that would result in the occurrence of any of the foregoing.

                   (h) Litigation. Except as set forth on Schedule 3.1(h), there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity pending or threatened against or relating to the Assets or the Fuel Cell Business or against or relating to the transactions contemplated by this Agreement, and MTI does not have Knowledge of any basis for the same. Except as set forth in such Schedule 3.1(h), no citations, fines or penalties have been asserted against MTI with respect to the Division under any Environmental Law or any federal, state or local law relating to occupational health or safety.

                   (i) Compliance with Laws; Governmental Approvals and Consents; Governmental Contracts.

                        (i) Except as disclosed in Schedule 3.1(i)(i), MTI has complied in all material respects with all Applicable Laws applicable to the Fuel Cell Business or the Assets, and MTI has not received any notice alleging any such conflict, violation, breach or default.

                        (ii) Schedule 3.1(i)(ii) sets forth all Governmental
                   Approvals and other Consents necessary for, or otherwise material to, the conduct of the Fuel Cell Business. Except as set forth in Schedule 3.1(i)(ii), all such Governmental Approvals and Consents have been duly obtained and are in full force and effect, and MTI is in compliance with each of such Governmental Approvals and Consents held by it with respect to the Assets and the Fuel Cell Business.

                        (iii)Schedule 3.1(i)(iii) sets forth all Government
                   Contracts.

                        (iv) Except as set forth in Schedule 3.1(iv)(iv), to
                   MTI's Knowledge as of the Contribution Date, there are no proposed laws, rules, regulations, ordinances, orders, judg-ments, decrees, governmental takings, condemnations or other














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                   proceedings which would be applicable to the business,
                   operations or properties of the Fuel Cell Business and which might adversely affect the properties, assets, liabilities, operations or prospects of the Fuel Cell Business, either before or after the Contribution Date.

                   (j) Operation of the Fuel Cell Business. Except as set forth in Schedule 3.1(j), (i) MTI has conducted the Fuel Cell Business only through MTI and not through any direct or indirect subsidiary or affiliate of MTI and (ii) no part of the Fuel Cell Business is operated by MTI through any entity other than MTI.

                   (k) Assets. Except as disclosed in Schedule 3.1(k), MTI has good title to all the Assets free and clear of any and all Liens other than Permitted Liens. The Assets, together with the services and arrangements described in Section 4, comprise all assets and services necessary for the continued conduct of the Fuel Cell Business by the Company as now being conducted. The Assets, taken as a whole, constitute all the properties and assets relating to or used or held for use in connection with the Fuel Cell Business during the past twelve months (except cash disposed of, accounts receivable collected, prepaid expenses realized, Contracts fully performed, properties or assets replaced by equivalent or superior properties or assets, in each case in the ordinary course of business, employees not hired by the Company, the Excluded Assets, and those services which the Company has the right to receive from MTI under the Services Agreement). Except for Excluded Assets, there are no assets or properties used in the operation of the Fuel Cell Business and owned by any Person other than MTI that will not be leased or licensed to the Company under valid, current leases or license arrangements. The Assets are in all material respects adequate for the purposes for which such assets are currently used or are held for use, and are in reasonably good repair and operating condition (subject to normal wear and tear) and, to the Knowledge of MTI, there are no facts or conditions affecting the Fuel Cell Business or the Assets which could, individually or in the aggregate, interfere in any material respect with the conduct of the Fuel Cell Business.

                   (l)  Contracts.

                        (i) Schedule 3.1(l)(i) contains a complete and correct list of all agreements, contracts, commitments and other instruments and arrangements (whether written or oral) of the types described below (1) by which any of the Assets are bound or affected or (2) to which MTI is a party or by which it is bound that affects the Fuel Cell Business or the Assets (the "Contracts"):

                             (1) licenses, permits, Governmental Approvals,
                        and other contracts concerning or relating to the Licensed Premises;

                             (2) employment, consulting, agency, collective
                        bargaining or other similar contracts, agreements, and other instruments and arrangements relating to or for the benefit of current, future or former employees or inventors, officers, directors, sales representatives, distributors, dealers, agents, independent contractors or consultants;

                             (3) loan agreements, indentures, letters of
                        credit, mortgages, security agreements, pledge agreements, deeds of trust and instruments relating to the borrowing of money or obtaining of or extension of credit;

                             (4) licenses, licensing arrangements and other
                        contracts providing in whole or in part for the use of, or limiting the use of, any of the Intellectual Property Rights;

                             (5) notifications, requests for bid, proposals,
                        awards, contracts, and grants under which MTI has or may have rights to obligations;

                             (6) joint venture, partnership and similar
                        contracts involving a sharing of profits or expenses (including, but not limited to, joint research and de-velopment and joint marketing contracts);

                             (7) asset purchase agreements and other
                        acquisition or divestiture agreements, including, but not limited to, any agreements relating to the sale, lease or disposal of any Assets (other than sale of inventory in the ordinary course of business) or involving continuing indemnity or other obligations;

                             (8) orders and other contracts for the purchase
                        or sale of materials, supplies, products or services, each of which involves aggregate payments in excess of $10,000 in the case of purchases or $10,000 in the case of sales;

                             (9) contracts with respect to which the
                        aggregate amount that could reasonably expected to be paid or received thereunder in the future exceeds $10,000 per annum or $30,000 in the aggregate;

                             (10)sales agency, manufacturer's representa-
                        tive, marketing or distributorship agreements;

                             (11)contracts, agreements or arrangements
                        with respect to the representation of the Fuel Cell Business in foreign countries; and

                             (12)master lease agreements providing for the
                        leasing of personal property primarily used in, or held for use primarily in connection with, the Fuel Cell Business.

                        (ii) MTI has delivered to the Company complete and
                   correct copies of all written Contracts, together with all amendments thereto, and accurate descriptions of all material terms of all oral Contracts, set forth or required to be set forth in Schedule 3.1(l)(i).

                        (iii)All Contracts are in full force and effect and
                   enforceable against each party thereto. There does not exist under any Contract any event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of MTI or, to the Knowledge of MTI, any other party thereto except as set forth in Schedule 3.1(l)(iii).
                   Except as set forth in Schedule 3.1(l)(iii), no consent of any third party is required under any Contract as a result of or in connection with, and the enforceability of any Contract will not be affected in any manner by, the execution, delivery and performance of this Agreement or any of the Other Agreements or the consummation of the transactions contemplated thereby.

                        (iv) MTI has no outstanding power of attorney
                   relating to the Fuel Cell Business.

                   (m)  Territorial Restrictions.  Except as set forth in
              Schedule 1.1(m), MTI is not restricted by any written agreement or understanding with any other Person from carrying on the Fuel Cell Business anywhere in the world. The Company, solely as a result of its receipt of MTI's contribution of the Fuel Cell Business pursuant to this Agreement or by its assumption of the Assumed Liabilities, will not become restricted in carrying on any business anywhere in the world.

                   (n) Inventories. All Inventories are of good, usable and merchantable quality.

                   (o)  Suppliers; Raw Materials.  Schedule 3.1(o) sets forth
              (i) the names and addresses of all suppliers from which the Fuel Cell Business ordered raw materials, supplies, merchandise and other goods and services with an aggregate purchase price for each such supplier of $100 or more during the twelve month period ended May 31, 1997 and (ii) the amount for which each such supplier invoiced the Fuel Cell Business during such period. MTI has not received any notice or has any reason to believe that there has been any material adverse change in the price of such raw materials, supplies, merchandise or other goods or services, or that any such supplier will not sell raw materials, supplies, merchandise and other goods to the Company at any time after the Contribution Date on the terms and conditions similar to those used in its current sales to the Fuel Cell Business, subject to general and customary price increases. To the best knowledge of MTI, no supplier of the Fuel Cell Business described in clause
              (i) of the first sentence of this Section 3.1(o) has otherwise threatened to take any action described in the preceding sentence as a result of the consummation of the transactions contemplated by this Agreement or the Other Agreements.

                   (p)  Government Contracts.

                        (i) Government Contracts. Schedule 3.1(i)(iii) identifies all contracts, grants, cooperative agreements, awards, proposals, requests to bid, notification of opportunity to bid, or other arrangements in which MTI is either a prime contractor, subcontractor, grantee, awardee, bidder, or prospective bidder or any such arrangement between MTI and its subcontractors for any Government Contract relating to the Fuel Cell Business ("Government

                   Contracts"). Except for explicit references to sections of the applicable agency acquisition regulations, or Federal Acquisition Regulations, none of the Government Contracts is subject to any "implied" clauses or other understandings which modify, extend or limit the contract in any way.

                        (ii) Patent Rights.  MTI has or will, upon the receipt
                   of the Consents, have the authority and ability to assign to the Company all patent rights accrued as a result of its performance under the Government Contracts ("MTI Patent Rights").


                        (iii)Exceptions to Patent Rights.  Except as noted on
                   Schedule 3.1(p)(ii), MTI has complied with all applicable agency policies and contract procedures necessary to secure in itself the right to file patent applications for the MTI Patent Rights. MTI shall, within sixty (60) days of the date of this Agreement, secure in itself the right to file patent applications for MTI Patent Rights which it has not yet secured in itself. MTI shall assign such patent rights solely to the Company within ten (10) days of securing such rights.

                        (iv) Third Party and Government Rights.  Except in
                   the case of the Government Contracts set out on Schedule 3.1(p)(iv), no other party has a license, whether express or implied, to use the MTI Patent Rights. In the case of the Government Contracts set out on Schedule 3.1(p)(iv), the parties to each such contract, including the United States government, have only a non-exclusive, perpetual, non-assignable, license to use the MTI Patent Rights, as of the date of this Agreement.

                        (v) March In Rights. MTI has complied with its obligations set out in the Government Contracts and otherwise required by 35 U.S.C. 203, to prevent the relevant Federal agency from requiring the assignment of the MTI Patent Rights to any other party, including a signatory to the applicable Government Contract.

                   (q) Absence of Certain Fuel Cell Business Practices. To MTI's Knowledge, neither MTI, nor any officer, employee or agent of MTI, or any other person acting on MTI's behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the Fuel Cell Business (or assist MTI in connection with any actual or proposed transaction relating to the Fuel Cell Business)
              (i) which subjected or might have subjected MTI to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, might have had an adverse effect on the Fuel Cell Business or MTI, (iii) which if not continued in the future, might have an adverse effect on the Fuel Cell Business or the Assets or subject the Fuel Cell Business or the Company to suit or penalty in any private or governmental litigation or proceeding, (iv) for any of the purposes described in Section 162(c) of the Code or (v) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

                   (r)  Intellectual Property Rights.

                        (i) MTI owns, or is licensed or otherwise possesses legally enforceable and sufficient rights to use the Intellectual Property Rights. Schedule 3.1(r)(i) lists all current and past (lapsed, expired, abandoned or cancelled) patents, registered and material unregistered copyrights, trade marks, service marks, trade names and any applications therefor that are necessary for the conduct of the Fuel Cell Business and specifies the jurisdictions in which each such Intellectual Property Right has been issued or registered or in which an application for such issuance and registration has been filed, including the respective registration or application numbers and the names of all registered owners.
                   Schedule 3.1(r)(i) lists (1) any requests MTI has received to make any registration of the type referred to in the immediately preceding sentence, including the identity of the requestor and the item requested to be so registered, and the jurisdiction for which such request has been made; (2) all licenses, sublicenses and other agreements (written or oral) as to which MTI is a party and pursuant to which any person is authorized to use any Intellectual Property Right, or any trade secret material of the Fuel Cell Business, and includes the identity of all parties thereof, a description of the nature and subject matter thereof, the applicable royalty and the term thereof; and (3) all licenses, sublicenses, and other agreements (written or oral) as to which MTI is a party and pursuant to which MTI is authorized to use any intellectual property rights in MTI's conduct of the Fuel Cell Business ("Third Party Intellectual Property Rights"),or other trade secret of a third party in or as to any product, and includes the identity of all parties thereto, a description of the nature and subject matter thereof, the applicable royalty and the term thereof. MTI is not party to any oral license, sublicense or agreement which, if reduced to written form, would be required to be listed in
                   Schedule 3.1(r)(i).

                        (ii) Except as otherwise provided in this Agreement
                   or as set forth in Schedule 3.1(r)(ii), MTI is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any license, sublicense, or agreement described in Schedule 3.1(r)(i). No claims with respect to the Intellectual Property Rights, or Third Party Intellectual Property Rights, to the extent arising out of any use, reproduction or distribution of such Third Party Intellectual Property Rights by or through MTI, are currently pending or, to the Knowledge of MTI are threatened by any Person, nor does MTI have Knowledge of any valid grounds for any such claims that are bona fide
                   (1) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by MTI infringes on any copyright, patent, trademark, service mark or trade secret; (2) against the use by MTI of any of the Intellectual Property Rights;
                   (3) challenging the ownership, validity or effectiveness of any of the Intellectual Property Rights or other trade secret material to the Fuel Cell Business; or (4) challenging the license or legally enforceable right to use any of the Third Party Intellectual Property Rights. To the Knowledge of MTI, all patents, registered trademarks, trade names and copyrights held by MTI are valid and subsisting.
                   Except as set forth in Schedule 3.1(r)(ii), to the Knowledge of MTI, there is no material unauthorized use, infringement or misappropriation of any of the Intellectual Property Rights by any third party, including any employee or former employee of MTI.

                        (iii)Except as set forth in Schedule 3.1(r)(iii), MTI
                   (1) has not been sued, charged in writing, or otherwise notified of any claim that any of the Intellectual Property Rights infringe any other Person's trade secrets, patents, trademarks, service marks, trade names or copyrights and which has not been finally terminated prior to the date hereof, nor has MTI been informed or notified by any third party that MTI's use of any of the Intellectual Property Rights and/or operation of the Fuel Cell business may constitute such an infringement and (2) has no Knowledge of any infringement liability with respect to, or infringement by MTI in its conduct of the Fuel Cell Business of any trade secret, patent, trademark, service mark, trade names or copyright of another.

                        (iv) Employee Restrictions.  To MTI's Knowledge
                   none of MTI's employees (past or present, full or part-time) involved in MTI's conduct of the Fuel Cell Business is obligated under any contract or contracts ((including licenses, agreements, covenants and other commitments of any nature), or is subject to any order, writ, judgment, injunction, decree, determination or award of any court, administrative agency or other tribunal, that restricts the employee's activities on behalf of MTI's conduct of the Fuel Cell Business or interferes with the use of such employee's best efforts to promote the interests of MTI in the conduct of the Fuel Cell Business.

                        (v) Confidential Information. MTI has not disclosed any information of a proprietary or confidential nature relating to its business, products, technology or financial condition to any person or entity, except as described in
                   Schedule 3.1(r)(v).

                   (s) Insurance. Schedule 3.1(s) contains a complete and correct list and summary description of all insurance policies maintained by MTI for the benefit of or in connection with the Assets or the Fuel Cell Business. MTI has delivered to the Company complete and correct copies of all such policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. MTI has complied in all material respects with the terms and provisions of such policies. The insurance overage provided by such policies is adequate and customary for the Fuel Cell Business. Schedule 3.1(s) sets out all claims made by MTI under any policy of insurance during the past two years with respect to the Fuel Cell Business and in the opinion of MTI reasonably formed and held, there is no basis on which a claim should or could be made under any such policy with respect to it.

                   (t) Licensed Premises. MTI is the owner of the real property in which the Licensed Premises are located (the "Property"). MTI's license under the Services Agreement to the Company of the Licensed Premises does not violate or conflict with any instrument of record or agreement affecting the Property. MTI has no Knowledge of any eminent domain or similar proceedings against the Property which could adversely affect the Company's use or occupancy of the Licensed Premises during the term of the license. There are no defaults by MTI under any mortgage on the Property which could give rise to the mortgagee's foreclosure on the Property or give rights to any mortgagee to disturb the Company's use or occupancy of the Licensed Premises during the term of the license.

                   (u)  Environmental Matters.

                        (i) Permits. All Environmental Permits necessary for the conduct of the Fuel Cell Business are identified
                   Schedule 3.1(u)(i), and MTI currently holds all such En-vironmental Permits, and all such Environmental Permits to the extent permitted by law shall be validly transferred to the Company on the Contribution Date. MTI has not been notified by any relevant Governmental Authority that any such Environmental Permit will be modified, suspended, cancelled or revoked, or cannot be renewed in the ordinary course of business.

                        (ii) No Violations.  MTI has complied in all material
                   respects with all Environmental Permits and all applicable Environmental Laws pertaining to the Licensed Premises and MTI's conduct of the Fuel Cell Business. No Person has alleged any violation by MTI of any such Environmental Permits or any applicable Environmental Law relating to MTI's conduct of the Fuel Cell Business.

                        (iii)No Actions.  Except as set forth in Schedule
                   3.1(u)(iii), MTI has not caused or taken any action that has resulted or may result in any liability or obligation relating to (1) the environmental conditions on, under, or about the Licensed Premises, the Assets or other properties or assets owned, leased or used by MTI in connection with and necessary for the conduct of the Fuel Cell Business, or
                   (2) the past or present use, management, handling, transport, treatment, generation, storage or Release of any Hazardous Substances, except for any such liabilities and obligations that, individually and in the aggregate, are not material to the Fuel Cell Business and have not had or resulted in, and will not have or result in, any material adverse effect on the Fuel Cell Business.

                        (iv) Other.  Except as set forth in Schedule 3.1(u)(iv):
                   (1) MTI has not transported or arranged for transportation (directly or indirectly) of any Hazardous Substances relating to the Fuel Cell Business to any location that is, listed or proposed for listing under CERCLA, or on any similar state list, or the subject of federal, state or local enforcement actions or investigations or Remedial Action; and (2) no work, repair, construction or capital expenditure is required or planned in respect of the Assets or the Licensed Premises pursuant to or to comply with any Environmental Law, nor has MTI received any notice of any such requirement, except for such work, repair, construction or capital expenditure as is not material to the Fuel Cell Business and is in the ordinary course of business.

                        (v) Full Disclosure. MTI has disclosed and made available to the Company, all information, including, without limitation, all studies, analyses and test results, in the possession, custody or control of MTI relating to Hazardous Substances used, managed, handled, transported, treated, generated, stored or Released by MTI or any other Person at any time on the Licensed Premises, or otherwise in connection with the use or operation of the properties or assets used in or held for use in connection with the Fuel Cell Business.

                   (v)  Employees, Labor Matters, etc.   MTI is not a party to
              or bound by any collective bargaining agreement and there are no labor unions or other organizations representing, purporting to represent or attempting to represent any employees employed in the operation of the Fuel Cell Business. Schedule 3.1(v) contains a list of all employees of MTI that work for or in the Fuel Cell Business, along with the position and the annual rate of compensation of each such person. Each such employee, as well as any other person who was involved in the development or creation of MTI's Intellectual property Rights, has entered into a confidentiality and assignment of inventions agreement with MTI, a copy of which has previously been delivered to the Company. Except as set forth in Schedule 3.1(v), to the Knowledge of MTI, no key employee or group of employees employed by MTI in the Fuel Cell Business has any plans to terminate employment with MTI.
              MTI has complied in all material respects with all provisions of Applicable Law pertaining to the employment of the employees of the Fuel Cell Business, including, without limitation, all such Laws relating to labor relations, equal employment, fair employment practices, entitlements, prohibited discrimination or other similar employment practices or acts, except for any failure or failures to comply that, individually or together with all such other failures, has not and will not result in a material liability or obligation on the part of the Fuel Cell Business, and has not had or resulted in, and will not have or result in, an adverse effect on the Fuel Cell Business.

                   (w) Employee Benefit Plans. Schedule 3.1(w) lists each pension, retirement , profit sharing, deferred compensation, bonus or other incentive plan, or other employee benefit program, arrangement, agreement or understanding, or medical, vision, dental or other health plan, or life insurance or disability plan, or any other employee benefit plan, including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which MTI contributes or is a party or is bound or under which it may have liability and under which employees or former employees of the Fuel Cell Business (or their beneficiaries) are eligible to participate or derive a benefit ("Employee Benefit Plans'). MTI has delivered to the Company true, correct and complete copies of all Employee Benefit Plans.

                   (x) Confidentiality. Except as set forth on Schedule 3.1(x), MTI has taken all steps necessary to preserve the confidential nature of all material confidential information (including, without limitation, any proprietary information) with respect to the Fuel Cell Business, including, but not limited to, the manufacturing or marketing of any of the Fuel Cell Business products or services.

                   (y) No Guarantees. Except as set forth on Schedule 3.1(y), none of the obligations or liabilities of the Fuel Cell Business or of MTI incurred in connection with the operation of the Fuel Cell Business is guaranteed by or subject to a similar contingent obligation of any other Person. MTI has not guaranteed or become subject to a similar contingent obligation in respect of the obligations or liabilities of any other Person. There are no outstanding letters of credit, surety bonds or similar instruments of MTI or any of its Affiliates in connection with the Fuel Cell Business or the Assets.

                   (z) Disclosure. No representation or warranty made by MTI in this Agreement nor any statement or certificate furnished or to be furnished by MTI to the Company or its representatives in connection with or pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements not misleading. There is no fact (other than matters of a general economic or political nature which do not affect the Fuel Cell Business uniquely) known to MTI that has not been disclosed by MTI to the Company that might reasonably be expected to have or result in a material adverse effect on the Fuel Cell Business.

                   (aa) Contract Payments.  MTI has not received any prepay-
              ments or advances under any Contract or Government Contract.

4.   Related Transactions.

          4.1 Other Agreements. Contemporaneously with the execution of this Agreement and the Operating Agreement, MTI and the Company shall enter into the following agreements:

              (a) A Distribution Agreement in the form attached as Schedule 4.1(a).

              (b)  A Services Agreement in the form attached as Schedule 4.1(b).


5.   Covenants of MTI.

          5.1 Information Retention. Other than the books and records of MTI and the Fuel Cell Business contributed to the Company hereunder, MTI will retain all books and records relating to the Fuel Cell Business in accordance with MTI's record retention policies as presently in effect. During the three (3) year period beginning on the Contribution Date, MTI shall not dispose of or permit the disposal of any such books and records not required to be retained under such policies without first giving 60 days' prior written notice to the Company offering to surrender the same to the Company at the Company's expense.

          5.2 [Intentionally Omitted.]

          5.3 Liability for Transfer Taxes. MTI shall be responsible for the timely payment of, and shall indemnify and hold harmless the Company against, all sales, use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar Taxes and fees ("Transfer Taxes"), arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement. MTI shall prepare and timely file all Tax Returns required to be filed in respect of Transfer Taxes, provided that the Company shall be permitted to prepare any such Tax Returns that are the primary responsibility of the Company under applicable law. The Company's preparation of any such Tax Returns shall be subject to MTI's approval, which approval shall not be withheld unreasonably.

          5.4 Certificates of Tax Authorities. MTI shall provide to the Company copies of certificate from the appropriate taxing authority for which the Company could have liability to withhold or pay Taxes with respect to the transfer of the Assets or the Fuel Cell Business within
      _______ days following the Contribution Date.

          5.5 Confidentiality. MTI will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Company or destroy, at the request and option of the Company, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. In the event that MTI is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, MTI will notify the Company promptly of the request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions of this Section 5.5. If in the absence of a protective order or the receipt of a waiver hereunder, MTI is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal, MTI may disclose the Confidential Information to the tribunal.

          5.6 Covenant Not to Compete. For a period of three (3) years from and after the Contribution Date, MTI will not engage directly or indirectly in any business previously or presently (as of the Contribution Date) conducted by the Fuel Cell Business in the United States; provided, however, that no owner of less than 5% of the outstanding stock of any publicly traded corporation shall be deemed to engage solely by reason thereof in any of such publicly trade company's businesses. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 5.6 is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed. This covenant shall not prevent MTI from performance under the Distribution Agreement described in Section 2.2(d) or conduct of any further research and development under the NYSERDA contract regarding the hybrid electrical vehicle, an Excluded Asset.

6.   Indemnification.

          6.1 By MTI.

              (a) MTI - Indemnity for Breach of Representations, Warranties, Covenants and Agreements. MTI agrees to indemnify, defend and hold harmless the Company from and against all Losses which may be incurred by the Company arising out of any breach by MTI of any of MTI's representations warranties, covenants or agreements made in this Agreement, the Schedules attached hereto or any document or instrument delivered in connection with the transactions contemplated hereby. The maximum liability of MTI to the Company under this
          Section 6.1 for breaches of MTI's representations and warranties in
          Section 3 shall be limited to the total amount of Capital Contributions made by EDC to the Company under Article 4 of the Operating Agreement.

              (b) MTI - Indemnity for Excluded Liabilities. MTI agrees to indemnify, defend and hold harmless the Company from and against all Losses which may be incurred by the Company with respect to or arising out of any of the Excluded Liabilities. There shall be no limitation of either time or amount on MTI's obligation to indemnify, defend and hold harmless the Company under this Section 6.1(b).

          6.2 By Company. The Company agrees to indemnify MTI with respect to any and all claims, losses, liabilities, costs and expenses (including attorneys' fees and reimbursable expenses) which may be reasonably incurred by MTI arising out of any breach by the Company of any of its representations, warranties, covenants or agreements made in this Agreement, the Schedules hereto or any document or instrument delivered in connection with the transactions contemplated hereby or arising out of any of the Assumed Liabilities.

          6.3 Notice and Defense of Claims. A party claiming indemnification under this Section 6 (the "Asserting Party") must promptly notify in writing the party from which indemnification is sought (the "Defending Party") of the nature and basis of such claim for indemnification. If such claim relates to a claim, litigation or other action by a third party against the Asserting Party, or any fixed or contingent liability to a third party (a "Third Party Claim"), the Defending Party may elect to assume the defense of the Third Party claim at its own expense with counsel selected by the Defending Party. The Defending Party may not assume the defense if the named parties to the Third Party Claim
     (including any impleaded parties) include both the Defending Party and the Asserting Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the Asserting Party shall have the right to defend the Third Party Claim and to employ counsel approved by the

     Defending Party at the expense of the Defending Party. If the Defending Party assumes the defense of the Third Party Claim, the Defending Party shall be liable for any fees and expenses of counsel for the Asserting party incurred thereafter in connection with the Third Party Claim
     (except in the case of actual or potential differing interests, as provided in the preceding sentence). If the Defending Party does not assume the defense of the Third Party Claim, the Asserting Party shall have the right to assume the defense of and settle the Third Party Claim (at the Defending Party's expense), if such Asserting Party shall notify the Defending Party of the Asserting Party's intention to settle the Third Party Claim (at the Defending Party's expense), unless the Defending Party shall notify Asserting Party in writing within five (5) days after receipt of such notice of intention to settle of the Defending Party's election to assume (at its expense) the defense of the Third Party Claim and promptly thereafter takes appropriate action to implement such defense. The Asserting Party and the Defending shall use all reasonable efforts to cooperate fully with respect to the defense of any claim, action or proceeding covered by this Section 6.

          6.4 Remedies. Except as otherwise provided herein, none of the remedies provided in this Agreement for either party, including specific performance, are the exclusive remedy of either party for a breach of this Agreement. Except as otherwise provided herein, the parties shall have the right to seek any other remedy in law or equity in lieu of or in addition to any remedies provided in this Agreement, including an action for damages for breach of contract.

7. Public Announcements. Any and all press releases and other public announcements or communications concerning this Agreement and the transactions hereunder shall be made only with the Company's prior written approval or as otherwise required by law.

8.   Brokers.

          8.1 For MTI. MTI represents and warrants that it has not engaged any broker or finder or incurred any liability for brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement. MTI agrees to indemnify and hold harmless the Company against any claims or liabilities asserted against it by any person acting or claiming to act as a broker or finder on behalf of MTI.

          8.2 For the Company. The Company represents and warrants that it has not engaged any broker or finder or incurred any liability for brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement. The Company agrees to indemnify and hold harmless MTI against any claims or liabilities asserted against it by any person acting or claiming to act as a broker or finder on behalf of the Company.

9.   Definition of Certain Terms.

     The terms defined in this Section 9, whenever used in this Agreement (including in the Schedules), shall have the respective meanings indicated below for all purposes of this Agreement. All references herein to a Section or Schedule are to a Section or Schedule of or to this Agreement, unless otherwise indicated.

          "Affiliate" of a Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

          "Agreement" means this Contribution Agreement, including the Schedules hereto.

          "Applicable Law" means all applicable provisions of all (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Authority,
     (ii) Governmental Approvals and (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

          "Assets" is defined in Section 1.1.

          "Assumed Liabilities" is defined in Section 1.4.

          "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Detroit or New York are authorized or required to close.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Confidential Information" means any information concerning the businesses and affairs of the Fuel Cell Business that is not already generally available to the public.

          "Consent" means any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including, but not limited to, any Governmental Authority.

          "Contracts" is defined in Section 3.1(l)(i).

          "Contributed FCB Balance Sheet" is defined in Section 3.1(d).

          "Contribution Date" is defined in the introductory paragraph of this Agreement.

          "Copyrights" shall mean the copyrights registered with the U.S. Copyright Office, as further described on Schedule 9 - Copyrights, attached, which lists all federally registered copyrights now held or at anytime held by MTI and used in the Fuel Cell Business, together with all other copyrighted or copyrightable works used in the Fuel Cell Business (as described on Schedule 9 - Copyrights, the "Works") and any derivative works of the Works and any "Moral Rights" MTI may have in the Works, including the Works described in any registered copyrights listed on
     Schedule 9 - Copyrights.

          "Covered Returns" is defined in Section 3.1(f)(i).

          "$ or dollars" means lawful money of the United States.

          "EDC" means Edison Development Corporation, a Michigan corporation, whose address is 2000 Second Avenue, Detroit, Michigan 48226-1279.

          "Environmental Laws" means all Applicable Laws relating to the protection of the environment, to human health and safety, or to any emission, discharge, generation, processing, storage, holding, abatement, existence, Release, threatened Release or transportation of any Hazardous Substances, including, without limitation, (i) CERCLA, the Resource Conservation and Recovery Act, and the Occupational Safety and Health Act,
     (ii) all other requirements pertaining to reporting, licensing, permitting, investigation or remediation of emissions, discharges, releases or threatened releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous Substances, and (iii) all other requirements pertaining to the protection of the health and safety of employees or the public.

          "Environmental Liabilities and Costs" means all Losses, whether direct or indirect, known or unknown, current or potential, past, present or future, imposed by, under or pursuant to Environmental Laws, including, without limitation, all Losses related to Remedial Actions, and all fees, disbursements and expenses of counsel, experts, personnel and consultants based on, arising out of or otherwise in respect of: (i) the ownership or operation of the Fuel Cell Business or the Assets; and (ii) expenditures necessary to cause the Licensed Premises or any aspect of the Fuel Cell Business to be in compliance with any and all requirements of Environmental Laws as of the Contribution Date.

          "Environmental Permits" means any federal, state and local permit, license, registration, consent, order, administrative consent order, certificate, approval or other authorization with respect to MTI necessary for the conduct of the Fuel Cell Business as currently conducted or previously conducted under any Environmental Law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Excluded Assets" is defined in Section 1.2.

          "Excluded Liabilities" is defined in Section 1.5.

          "Financial Statements" means each of the financial statements required to be provided by MTI under Section 3.1(d).

          "Fuel Cell Business" means the business acquired or to be acquired by the Company pursuant to this Agreement, consisting of the Assets and the Assumed Liabilities, but not including the Excluded Assets or Excluded Liabilities.

          "Governmental Approval" means any Consent of, with, from or to any Governmental Authority.

          "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

          "Hazardous Substances" means any substance that: (i) is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum derived substances or wastes, radon gas or related materials; (ii) requires investigation, removal or remediation under any Environmental Law, or is defined, listed or identified as a "hazardous waste" or "hazardous substance" thereunder; or (iii) is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any Governmental Authority or Environmental Law.

          "Intellectual Property Assets" is defined in Section 1.1(h).

          "Intellectual Property Rights" shall refer collectively and singularly to Patent Rights, Copyrights, Trademark Rights, Trade Secrets and Know

     How, except to the extent that MTI expressly indicates on the attached schedules that it has transferred such Intellectual Property Rights.

          "Inventories" is defined in Section 3.1(n).

          "IRS" means the Internal Revenue Service.

          "Know How" shall mean all drawings, prototypes, computer files (in object and source code) and other such tangible materials.

          "Knowledge" means actual knowledge after due inquiry and investigation.

          "Licensed Premises" is [to be provided by MTI].

          "Lien" means any mortgage, pledge, hypothecation, right of others, claim, security interest, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect, title retention agreement, voting trust agreement, interest, equity option, lien, right of first refusal, charge or other restrictions or limitations of any nature whatsoever, including, but not limited to, such as may arise under any Contracts.

          "Losses" is defined as any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights.

          "MTI" means Mechanical Technology Corporation, a New York corporation.

          "Moral Rights" shall mean all rights of paternity or integrity relating to each Work including, without limitation, all rights to be identified as the author of the Work(s), to object to the modification of any of the Work, and any similar rights existing under the judicial or statutory laws of any country in the world or any treaty, regardless of whether such right is denominated or generally referred to as moral rights.

          "Other Agreements" means the agreements and other documents and instruments described in Section 4.

          "Patent Rights" shall mean all Letters Patent, together with all foreign Letters Patent corresponding thereto listed on Schedule 9 - Patent Rights, further together with, foreign or domestic patent applications corresponding thereto, excluding those listed on Schedule 9 - Patent Rights and related thereto; patentable rights, excluding those listed on

     Schedule 9 - Patent Rights and related thereto, whether or not such rights are registered, or applications for registration have been filed with any Governmental Authority, and all proprietary: drawings, plans; designs; quality control; machine and mechanical specifications; engineering data; production techniques; installation data; application data; flow charts; logic diagrams relating to the Patent, and any other foreign or domestic patentable rights that may be obtained in respect thereof; and any foreign or domestic reissues, reexaminations certificates, extensions, substitutions, confirmations, divisions, and continuations or continuations-in-part of any of the foregoing.

          "Permitted Liens" means (i) Liens for Taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on MTI's books in accordance with GAAP; or (ii) Liens that, individually and in the aggregate, do not and would not materially detract from the value of any of the Assets or interfere with the conduct of the Fuel Cell Business by MTI or the Company or as listed in Schedule 9 - Permitted Liens.

          "Person" means any natural person, firm, partnership, association, corporation, company, trust, business trust, Governmental Authority or other entity.

          "Release" means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, dumping, emitting, escaping, emptying, seeping, dispersal, migration, transporting, placing and the like, including without limitation, the moving of any materials through, into or upon, any land, soil, surface water, ground water or air, or otherwise entering into the environment.

          "Remedial Action" means all actions required to (i) clean up, remove, treat or in any other way remediate any Hazardous Substances; (ii) prevent the release of Hazardous Substances so that they do not migrate or endanger or threaten to endanger public health or welfare or the environment; or (iii) perform studies, investigations and care related to any such Hazardous Substances.

          "Tax" means any federal, state, provincial, local, foreign or other income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, goods and serves, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental (including taxes under Section 59A of the Code), real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto whether dispute or not).

          "Tax Return" means any return, report, declarations, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          "Trade Secrets" shall mean methods, processes, know how and all other proprietary data and information relating to MTI's conduct of the Fuel Cell Business, products and/or services, including customer lists and business methods.

          "Trademark Rights" shall mean the foreign or domestically registered trademarks described on Schedule 9 - Trademark Rights, which is attached hereto and made a part hereof and constitutes all of the foreign or domestically registered trademarks now held or at any time held by MTI and used in the Fuel Cell Business, any trademark applications (state of federal), common law trademark rights, and all other trademarks or service marks now owned or ever owned by MTI and used at any time in connection with its Fuel Cell Business, including the sale and promotion of its goods and services, together with the goodwill of the business relating to such trademarks or service marks.

          "Transfer Taxes" is defined in Section 5.3.

          "Treasury Regulations" means the regulations prescribed pursuant to the Code.

          "Withholding Taxes" is defined in Section 3.1(f)(i).

10.  Miscellaneous.

          10.1 Survival of Representations and Warranties, etc. The representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement, any examination by or on behalf of the parties hereto and the completion of the transactions contemplated herein, but only to the extent of the time periods specified below:
               (a) Except as set forth in clause (b) below, the representations and warranties contained in Section 3.1 shall survive until the earlier of (i) an initial public offering of equity interests in the Company and in accordance with the requirements of the Securities Act of 1933 or (ii) for a period of five (5) years following the Contribution Date.

               (b)  The representations and warranties of MTI contained in
          Section 3.1(f) shall survive as to any Tax covered by such representations and warranties for so long as any statute of limitations for such Tax remains open, in whole or in part, including without limitation by reason of waiver of such statute of limitations.

     All other agreements, covenants and obligations of the parties hereunder shall survive the execution and delivery of this Agreement and the completion of the transactions hereunder.

          10.2 Expenses. Except as otherwise expressly provided herein, the Company and MTI shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby.

          10.3 Severability. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

          10.4 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery:

              (i)  if to the Company to,

                   Gary Mittleman
                   968 Albany-Shaker Road
                   Latham, New York 12110

                   with a copy to:

                   Chris Nern
                   2000 Second Avenue
                   Detroit, Michigan  48226

                   Ananth G. Ananthasubramaniam
                   2000 Second Avenue
                   Detroit, Michigan  48226

                   Cathy Hill
                   Whiteman Osterman & Hanna
                   One Commerce Plaza
                   Albany, New York 12260

              (ii) if to MTI,

                   Marty Mastriani
                   Mechanical Technology Inc.
                   968 Albany-Shaker Road
                   Latham, New York 12110

                   with a copy to:

                   Cathy Hill
                   Whiteman Osterman & Hanna
                   One Commerce Plaza
                   Albany, New York 12260

     or, in each case, at such other address as may be specified in writing to the other parties hereto.

          Such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally, (b) three business days after being deposited with the U.S. Post Office, if sent by registered or certified mail, or (c) on the next business day, if sent by Federal Express or similar overnight courier.

          10.5 Entire Agreement. This Agreement (including the Schedules) and the Other Agreements (when executed and delivered) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          10.6 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

          10.7 Governing Law, etc. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Michigan, without giving effect to the conflict of laws rules thereof. The Company and MTI hereby irrevocably submit to the jurisdiction of the courts of the State of Michigan and the Federal courts of the United States of America located in the State of Michigan in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suite or proceeding may not be brought or is not maintainable in said courts or that the venue thereof or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any of such document may not be enforced in or by said courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Michigan or Federal court. The Company and MTI hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.4 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

          10.8 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respect heirs, successors and permitted assigns.

          10.9 No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

          10.10 Amendment; Waivers, etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

          10.11 Further Assurances.  In addition to MTI's obligations under
     Section 1.3, each of the parties shall execute such documents and other papers and perform such further acts as may be reasonably required or desireable to carry out the provisions hereof and the transactions contemplated hereby.

    IN WITNESS WHEREOF, the parties hereto have executed the foregoing documents as of the date and year first above written.

                        MECHANICAL TECHNOLOGY INCORPORATED
                        (a New York corporation)


                        By:  /s/ Martin Mastroianni
                           __________________________________

                        Its: President
                            _________________________________

                                                "MTI"

                        PLUG POWER, L.L.C.
                        (a Delaware limited liability company)


                        By: /s/ Larry Garberding
                           __________________________________

                        Its: Executive Vice-President
                            _________________________________

                                                "Company"

SCHEDULE 1.1(a) - Assets


Attached is a list of all machinery, equipment, furniture, vehicles and other tangible property to be transferred to Plug Power LLC. Included herein are:

   1. Preliminary list of office equipment.

   2. An inventory list of laboratory equipment and supplies.

   3. Copies of MTI Plant Appropriations for Fuel Cell Laboratory facilities and equipment. (There may be some crossover between #2 and 3)

   4. Government-owned property purchased by MTI under our contracts with the Ford Motor Company. This material is split into three segments: (1) Expendable material purchased under Ford Phase I which is no longer separately identifiable; (2) Expendable material which is no longer separately identifiable; and (3) Material currently locked in a secure government property room at MTI.

   5. See Schedule 3.1(o).

   6. MTI-Owned Manufacturing Equipment (see attached "Inventory of MTI Fabrication Equipment") which may be available to Plug Power on a shared basis. (If a qualified technician performs the work and the equipment is available for use.)

   7. General Purpose Control Device (GPCD) as defined in Purchase Order and Subcontract No. 47-2-R31153.

OFFICE EQUIPMENT


MTI Fuel Cell
Office Equipment



Employee    Tag Number  Description            First Cost            Accum.       Sep.-96      FY-97       May-97       Book
                                                                     Degree       Book         Acq.        FY 97
                                                                                                          Degree
                                             10/1/95   FY 96 Acq


All                     Total               60,457.34  11,634.96     47,925.13    24,167.17   2,520.00    4,898.68     21,788.49

Antonelli   29502       Computer:G'way
                         486/33              4,260.00                 4,260.00         0.00                                 0.00
Antonelli   7436        Cabinet - 2 Drawer         NL                       NL
Antonelli   None        Cabinet - 2 Drawer
Antonelli   None        Cabinet - 2 Drawer
Antonelli               Bookcase - 3 Drawer
Antonelli               Bookcase - 3 Drawer
Antonelli               Table
Antonelli               Table
Antonelli               Cabinet - 5 Drawer
Antonelli               Desk
Antonelli   9848        Chair on Rollers          NL                       NL
Antonelli   9849        Chair on Rollers          NL                       NL

Antonelli               Chair
Antonelli               Chair - Leather Swivel
Antonelli               Blackboard
Buesing     22186       Desk                   181.15                   181.15         0.00                                 0.00
Buesing     28054       Computer             3,617.40                 3,617.40         0.00                                 0.00
Buesing     8972        Chair                     NL
Buesing                 Table                                                          0.00                                 0.00
Cusack      28405       Monitor                           712.00        142.40       569.60                  94.94        474.66
Cusack      9802        Cabinet - 5 Drawer        NL                       NL
Cusack      28396       Computer                        3,278.00        655.60     2,622.40                 437.06      2,185.34
Cusack                  Table
Cusack                  Desk
Cusack                  Desk
Cusack                  Blackboard
Cusack                  Corkboard
Cusack      7793        Chair on Rollers           NL                     NL
Cusack                  Chair on Rollers
Dhar        29676       Computer                       2,134.00          0.00     2,134.00                 256.08      1,877.92
Dhar        7500        Chair                      NL
Dhar                    Table                                                          0.00                                 0.00
Dhar        7936        Chair                   79.26                    79.26         0.00                                 0.00
Dhar        8798        Chair                      NL
Dhar        1222        Desk                       NL
Dhar        1239        Cabinet - 5 Drawer      81.87                    81.87         0.00                                 0.00
Ernst       29666       Computer                        2,134.00          0.00     2,134.00                 256.08      1,877.92
Ernst       29667       Monitor                           595.00          0.00       595.00                  71.40        523.60
Ernst       396         Cabinet - 2 Drawer      48.26                    48.26         0.00
Ernst                   Cabinet - 2 Drawer
Ernst       8775        Cabinet - 5 Drawer         NL                       NL
Ernst       8271        Cabinet - 5 Drawer         NL                       NL
Ernst       7411        Cabinet - 2 Drawer
                        Horizontal                 NL                       NL
Ernst       7420        Cabinet - 2 Drawer
                        Horizontal                 NL                       NL
Ernst                   Cabinet - 2 Drawer
                        Horizontal
Ernst                   Cabinet - 2 Drawer
                        Horizontal
Ernst       10065       Table - Circular       100.02                   100.02         0.00                                 0.00
Ernst                   Chair
Ernst                   Chair
Ernst                   Chair
Ernst                   Chair
Ernst       8977        Desk                   832.46                   832.46         0.00                			    0.00
Ernst       8591        Chair on Roller            NL                       NL
Ernst                   Cabinet Tops
Ernst                   Cabinet Tops
Ernst                   Credenza
Harmen      29584       Monitor                    NL                       NL
Harmen      29581       Computer                   NL                       NL
Harmen                  Bookcase - 3 Drawer
Harmen      1181        Chair                   39.80                    39.80         0.00                                 0.00
Harmen      22277       File - 5 Drawer         93.56                    93.56         0.00                                 0.00
Harmen                  File - 5 Drawer
Harmen      896         Desk                   152.00                   152.00         0.00                                 0.00
Harmen                  File - 2 Drawer
Harmen      22217       Table                   99.00                    99.00         0.00                                 0.00
Harmen                  Table
Harmen      8543        Chair on Rollers           NL                       NL
Harmen                  Corkboard
Harmen                  Corkboard
Heroth      8360        Chair                      NL                       NL
Heroth      919         Desk                   152.00                   152.00         0.00                                 0.00
Heroth      9775        Chair on Rollers           NL                       NL
Heroth      9236        Cabinet - 5 Drawer
                        Horizontal                 NL                       NL
Hicks                   Monitor                                                        0.00                                 0.00
Hicks                   Computer - Laptop               2,186.96          0.00     2,186.96                 262.43      1,924.53
Hicks       22263       Cabinet - 3 Shelf       58.80                    58.80         0.00                                 0.00
Hicks                   Blackboard
Hicks                   Corkboard
Hicks                   File - 5 Drawer
Hicks       7788        Chair                      NL                       NL
Hicks       7986        Chair                      NL                       NL
Hicks                   Table
Hicks                   Credenza
Hicks                   Table - Computer
Hicks                   Desk
Hicks       7335        Chair on roller            NL                       NL
Huang       28922       Laptop               2,218.00                   887.20     1,330.80                 295.74      1,035.06
Huang       29671       Monitor                           595.00          0.00       595.50                  71.40        523.60
Huang       7652        Cabinet - 5 Drawer         NL                       NL
Huang                   Table
Huang       25879       Cabinet - 2 Drawer
                        Horizontal                 NL                       NL
Huang                   Chair
Huang                   Chair
Huang                   Cabinet - 3 Drawer
                        Horizontal
Huang                   Cabinet - 3 Drawer
                        Horizontal
Huang                   Corkboard
Huang       9482        Desk                       NL                       NL
Huang       9871        Chair on Rollers           NL                       NL
Huang       731         File - 2 Drawer         48.26                    48.26         0.00                                 0.00
Jones       29218       Computer - 386       1,978.34                 1,978.35        (0.01)                               (0.01)
Jones       29691       Computer - New             NL                       NL                1,256.00      150.72      1,105.28
Jones       25839       Chair                      NL                       NL
Jones       25864       Chair on Rollers           NL                       NL
Jones       8772        Chair on Rollers           NL                       NL
Jones                   Blackboard
Jones       9996        Cabinet - 3 Shelf          NL                       NL
Jones                   Cabinet - 3 Shelf
Jones       28019       Monitor 386              0.00                     0.00         0.00                                 0.00
Jones                   File -2 Drawer
Jones                   Table
Jones       7258        Cabinet - 5 Drawer
                        Horizontal                 NL                       NL
Jones                   Cabinet - 2 Drawer
                        Horizontal
Jones                   Cabinet - 2 Drawer
                        Horizontal
Jones       202         Desk                     0.00                     0.00         0.00                                 0.00
Jones                   Corkboard
Knapp       19715       Computer                   NL                       NL                1,264.00      140.45      1,123.55
Knapp                   Table
Knapp       22191       Desk                   181.15                   181.15         0.00                                 0.00
Knapp       22203       Chair                  100.85                   100.85         0.00                                 0.00
Knapp                   Light
Leonard                 Desk
Leonard                 Credenza
Leonard     21494       Computer Table             NL
Leonard                 Chair
Leonard                 Chair
Leonard     12007       Chair on Rollers       137.04                   137.04         0.00                                 0.00
Leonard                 Files - 5 Drawer
Leonard                 File - 5 Drawer
Leonard                 File - 5 Drawer
Leonard                 Computer             8,802.61                 5,281.56     3,521.05               1,173.68      2,347.37
MacCue                  Cabinet - 2 Drawer
                        Horizontal
MacCue                  Bookcase - 2 Drawer
MacCue      784         Credenza               150.00                   150.00         0.00                                 0.00
MacCue      8760        Cabinet - 5 Drawer
                        Horizontal                 NL                       NL
MacCue      22057       Desk                       NL                       NL
MacCue      8540        Chair on Rollers           NL                       NL
MacCue                  Table - Computer
MacCue                  Table - Computer
MacCue      29505       Computer - G'way 486/33    NL                       NL
MacCue                  Cabinet - 5 Drawer
                        Horizontal
Maddaloni   7046        Desk                       NL
Maddaloni   8637        Table                      NL
Maddaloni   7065        Chair                   89.28                    89.28         0.00                                 0.00
Maddaloni   9479        Cabinet - 2 Drawer         NL
Maddaloni   9315        Cabinet - 2 Drawer         NL
Maddaloni               Cabinet - 2 Drawer
Maddaloni   7990        Chair                  100.80                   100.80         0.00                                 0.00
Maddaloni   7988        Chair                  100.80                   100.80         0.00                                 0.00
Maddaloni               Chair
Maddaloni               White Board
Maynard     717         Desk                   102.85                   102.85         0.00                                 0.00
Maynard     714         Cabinet                179                      179            0.00                                 0.00
Maynard     7797        Chair                      NL
Maynard                 Chair
Meacher     29524       Computer             4,577.00                 2,288.50     2,288.50                 305.12      1,983.38
Meacher     24460       File -5 Drawer          26.78                    26.78         0.00                                 0.00
Meacher     22112       Bookcase 3 - Shelf      59.24                    59.24         0.00                                 0.00
Meacher     7194        Chair                      NL                       NL
Meacher     22025       Chair on Rollers           NL                       NL
Meacher     4032        Table                  102.85                   102.85         0.00                                 0.00
Meacher                 Table - Computer
Meacher     7350        Desk                   160.32                   160.32         0.00                                 0.00
Meacher                 Chair on Rollers
Migirditch              Desk
Migirditch              Table
Migirditch              Table
Migirditch  22198       Chair                   51.10                    51.10         0.00                                 0.00
Migirditch  22220       Chair                   51.25                    51.25         0.00                                 0.00
Migirditch  22347       Chair on Rollers       140.56                   140.56         0.00                                 0.00
Migirditch  9317        Bookcase - 3 Shelf         NL
Migirditch  10036       Cabinet - 5 Drawer
                        Horizontal             235.02                   235.02         0.00                                 0.00
Migirditch  28465       Computer             1,724.92                   689.96     1,034.96                 230.00        804.96
Migirditch              File - 2 Drawer
Nestler     29583       Monitor - 17"              NL                      NL
Nestler     28128       Computer:
                        G'way PS100XL        3,706.31                 1,482.52     2,223.79                 494.16      1,729.63
Nestler     29507       Computer Monitor-14"       NL                       NL
Nestler     8564        Cabinet - 3 Shelf          NL                       NL
Nestler                 Drawing Table
Nestler     1285        File - 5 Drawer         81.87                    81.87         0.00                                 0.00
Nestler     1195        Desk                   139.30                   139.30         0.00                                 0.00
Nestler     8352        Desk                       NL                       NL
Nestler     8747        File - 2 Drawer            NL                       NL
Nestler                 File - 2 Drawer
Nestler                 File -2 Drawer
Nestler                 Table
Nestler     29580       Printer - Calcomp      625.00                   250.00       375.00                  83.34        291.66
Nestler     25070       Printer - Epson 286c   559.00                   559.00         0.00                                 0.00
Nestler                 Table
Nestler     28882       Plotter - HP         7,376.00                 7,376.00         0.00                                 0.00
Nestler     28885       Computer-
                        Plotter Driver       3,959.90                 3,959.00         0.00                                 0.00
Nestler     29152       Monitor for
                        Plotter Computer       198.00                   198.00         0.00                                 0.00
Nestler     8517        Bookcase - 3 Drawer        NL                       NL
Sobolewski  1036        Desk                   139.30                   139.30         0.00                                 0.00
Sobolewski  74          Table                   84.80                    84.80         0.00                                 0.00
Sobolewski  9812        Bookshelf                  NL
Sobolewski              Chair on Rollers
Sobolewski              Chair
Sobolewski              White Board
Sobolewski  28344       Computer             2,820.00                   846.00     1,974.00                 188.00      1,786.00
Sumigray    28462       Computer             2,910.60                 2,328.48       582.12                 388.08        194.04
Sumigray    28881       Computer Table           0.00                     0.00         0.00                                 0.00
Sumigray    9768        Book Case                  NL
Sumigray    9766        Book Case                  NL
Sumigray    818         File - 2 Drawer         48.26                   48.26          0.00                                 0.00
Sumigray                Table
Sumigray                Table
Sumigray    12015       Chair                      NL
Sumigray    7787        Chair                      NL
Sumigray    7679        Chair                   40.00                    40.00         0.00                                 0.00
Sumigray    9422        File - 5 Drawer            NL
Sumigray    9894        File - 5 Drawer            NL
Sumigray    9757        Legal File                 NL
Sumigray    847         Desk                   152.00                   152.00         0.00                                 0.00;
VanHoertum              Desk
VanHoertum  7064        Chair                   89.28                    89.28                                              0.00
VanHoertum  7681        Chair                   79.26                    79.26                                              0.00
VanHoertum              Table
VanHoertum  29150       Computer             6,334.86                 6,334.86                                              0.00
Walsh       28636       Printer - HP               NL                       NL
Walsh                   Computer - MAC IIex
Walsh                   Cabinet-2 Drawer Horizontal
Walsh                   Credenza
Walsh       9275        Chair                      NL                       NL
Walsh       7196        Chair                      NL                       NL
Walsh                   Table
Walsh                   Desk
Walsh                   Chair on Rollers
Walsh                   Magnifying Glass
Walsh                   Blackboard


                                  LABORATORY EQUIPMENT & SUPPLIES

Item #  Description                       S/N             MTI tag      Location
1       486 computer with 15"
        Magitronic monitor
        and GPIB board                                    29615        Test Room
2       Pentium computer, with
        GPIB,AT B72M10-16,&
        network card                                      29911        Test Room
3       Gateway 2000 17" monitor                          29910        Test Room
4       MSA Model 516 gas monitor         516-N-202                    Test Room
5       Wilton vise                                                    Test Room
6       H2 main inlet tank
        pressure gauge, Ashcroft                                       Test Room
7       H2 main inlet delivery
        pressure gauge, Ashcroft                                       Test Room
8       H2 delivery safety system
        pressure switches (4x)                                         Test Room
9       H2 delivery safety system
        solenoid valves (4x)                                           Test Room
10      Station #1                        1193                         Test Room
11      Station #1 HP 6060B load          3326A-00849                  Test Room
12      Station #2                        109501                       Test Room
13      Station #2 HP 6051A load          3436A-00512                  Test Room
14      Station #2 MFC                                                 Test Room
15      Station #3                                        28929        Test Room
16      Station #3 HP 6050A load          2940A-01002     28122        Test Room
17      Station #3 A/D terminal
        board                                                          Test Room
18      Station #1-3 inlet air filter
        system (3 cartridges)                                          Test Room
19      Low/no air pressure control
        unit for station #1-3                                          Test Room
20      Station #1-3 exhaust H20
        separator tank (2x)                                            Test Room
21      H20 pump for station #1-3
        exhaust H20 separator tank        AC8799913                    Test Room
22      Station #1-3 air inlet
        solenoid                          S67504                       Test Room
23      Station #1-3 air inlet
        pressure control                                               Test Room
24      Station #4                                                     Test Room
25      Station #4, CN 76000 Omega
        temperature controller                                         Test Room
26      Station #4, Omega model 199
        temperature reader                                10846                             Test Room
27      Station #4, isolation amplifier                                Test Room
28      Station #4, cool/heat pump
        controller                        ref.106302202                Test Room
29      Station #4, cool/heat pump
        motor                             ref.46606352543-
                                          1A/7-22230500                Test Room
30      Station #4 air rotometer          95W037174                    Test Room
31      Station #4 air water
        rotometer                         9511HC090840/2               Test Room
32      Station #4 Omega mode
        FL-1214 water flow meter                                       Test Room
33      Station #4 cooling water
        pressure gauge (4x)                                            Test Room
34      Station #4 water/gas separator                                 Test Room
35      Station #4 H2 humidification
        water flow meter                                               Test Room
36      Station #4 air humidification
        water flow meter                                               Test Room
37      Station #4 humidification H20
        tanks (2x)                                                     Test Room
38      Station #4 exhaust H20
        separator tank (2x)                                            Test Room
39      H20 pump for station #4 exhaust
        H20 separator tank                 AB6891211                   Test Room
40      Station #4 inlet air filter
        system (3 cartridges)                                          Test Room
41      Low/no air pressure control unit
        for station #4                                                 Test Room
42      Alloy Product Corp. stainless
        steel water reservoir tank        47034-015                    Test Room
43      Fluke 2280B data logging
        system                            3265037                      Test Room
44      FMI lab pump. model QVG50
        w/RH1 pumphead                    89470                        Test Room
45      FMI lab pump model QVG50 w/RH1
        and RH00 pumpheads                89471                        Test Room
46      FMI lab pump model Q2V w/
        (2) Rh00 pumpheads                82002                        Test Room
47      FMI lab pump model QD q/Q2 and
        RH1 pumpheads                                                  Test Room
48      FMI lab pump. model QD w/Q2                                    Test Room
49      Teel model 2P672B air
        expansion tank                                                 Test Room
50      Stainless steel water refill
        pressurized bottle (2x)                                        Test Room
51      Misc. beakers, cylinders,
        glassware                                                      Test Room
52      ARO main inlet air regulator                                   Test Room
52      Ashcroft main air inlet
        pressure gauge (3x)                                            Test Room
53      MSA Instrument calibration test
        system model R                                                 Test Room
54      Ion Science LTD model 8500
        gas leak kit                                                   Test Room
56      Fairbank scale                                                 Test Room
57      Pelouze model MT90 timer                                       Test Room
58      Heated vacuum plate control                                    Test Room
59      Tylan MFC 2900V                   AT9611039                    Test Room
60      Tylan RO-28 readout box           FO9611014                    Test Room
61      HP milliohm meter                                              Test Room
62      Lab DC power supply                               28927        Test Room
63      Lambda 400A Lfs-50-5 DC power
        supply                                                         Test Room
64      Small air compressor and
        receiver tank                                                  Test Room
65      FiberLite series 180 high
        intensity light source                                         Test Room
66      HP 3478 multimeter                2619A42195                   Test Room
67      Torque wrench                                     28130        Test Room
68      Torque wrench                                                  Test Room
69      Analog caliber                                                 Test Room
70      Micrometer 0-1" @ 0.0001
        resolution                                                     Test Room
71      Fluke 77 digital multimeter                       28443        Test Room
72      Goldstar DM-311 digital
        Multimeter                        311020392                    Test Room
73      Torque wrench in N-M                                           Test Room
74      Boehm hollow punch set                                         Test Room
75      Lab bench (6x)                                                 Test Room
76      Lab bench with drawer (2x)                                     Test Room
77      Misc. Swagelok fittings                                        Test Room
78      Misc. valves                                                   Test Room
79      Misc. hand tools                                               Test Room
80      File cabinet (1x)                                              Test Room
81      Lab bench (3x)                                                 Assembly room
82      Tables (1x)                                                    Assembly room
83      Misc. die boards                                               Assembly room
84      Loomis press                                      29916        Assembly room
85      Lighted air chamber                                            Assembly room
86      Humidifier                                                     Assembly room
87      Honeywell 350i Enviracaire                                     Assembly room
88      Lab bench (3x)                                                 Manuf. room
89      Tables (3x)                                                    Manuf. room
90      Cabinet A - misc. electrical                                   Manuf. room
91      Cabinet B - misc. lab supplies                                 Manuf. room
92      Cabinet C - misc. plumbing                                     Manuf. room
93      Granite block                                                  Manuf. room
94      Automatic hot press               1076                         Manuf. room
95      Radiator for station #4                                        Manuf. room
96      Textron carbon cloth                                           Manuf. room
97      Manual press cylinder                                          Manuf. room
98      HustRite acid cabinet                                          Manuf. room
99      Misc. acids                                                    Manuf. room
100     Extra copper press plate                                       Manuf. room
101     Weight 22# and 50#                                             Manuf. room
102     Compaq monitor                    84514544R752                 Manuf. room
103     CompuAdd monitor                  91015743
104     Compaq 386 computer for XY
        Machine                                           29130        Manuf. room
105     XY machine and associated
        plumbing and hardware             910445                       Manuf. room
106     Corning magnetic stir plates      70496086909                  Manuf. room
107     Corning magnetic stir plates      70496086836                  Manuf. room
108     Fisher model 220T magnetic
        Stirrer                           117                          Manuf. room
109     Thermolyne HP-A1915B hot
        plate                                                          Manuf. room
110     Fishek 310M hot plates            105                          Manuf. Room
111     Betty cooker table top
        electric range (2x)                                            Manuf. room
112     Branson E Module ultrasonic
        Generator                         F93984                       Manuf. room
113     Ultrasonic bath                   Z-6-2018-79                  Manuf. room
114     Chemical storage cabinet                                       Manuf. room
115     Misc. chemicals                                                Manuf. room
116     Summit refrigerator for
        chemicals                                                      Manuf. room
117     Psycho-dyne wet/dry bulb
        instrument humidity meter                                      Manuf. room
118     Denver A-250 Balance                              28113        Manuf. room
119     Accu-Lab draw down table                                       Manuf. room
120     Spray Systems spray head (2x)                                  Manuf. room
121     Peristaltic pump for ink
        circulation                       14967CP                      Manuf. room
122     Despatch LFD-2-11-3
        convection oven                   159015                       Manuf. room
123     E-pure water system                               28625        Manuf. room
124     Lab hood with sinks (Fisher)                                   Manuf. room
125     Hood for ink coating                                           Manuf. room
126     Hood for decal preparation                                     Manuf. room
127     Caframo mixer, RZR-2000                           29599        Manuf. room
128     HQ oil less air compressor
        Model STD050341, 80 gallon        022896L-0786445              Boiler room
129     Speedaire oil less air
        Compressor                                        29609        Boiler room
130     Safety shower                                                  Outside Hallway
131     MSDS station                                                   Outside Hallway
132     Brown cabinet - misc.
        glassware                                                      Outside Hallway
133     Grey cabinet - misc. fuel
        cell plates                                       tag: 1350    Outside Hallway
134     Miscroscope-Nikon 40X                                          Assy Room
135     Spotwelder Unitek Model
        1-163 01                          681145                       Assy Room
136     Hygrometer-Taylor #5565                                        Assy Room
137     Liebert Environmental Control
        Unit                              43703                        Assy Room
138     Airco Pressure Regulator          11-03-8105                   Assy Room
139     N2 Pressure Regulator,
        Oxweld #9701                      150-580                      Test Room
140     6-bottle H2 Manifold-Rexarc                                    Outside test room

141     H2 pressure regulator,
        Victor VTS452                     DB38132                      Outside test room
142     H2 pressure switch-
        Barksdale (2x)                                                 Outside test room
143     H2 Solenoid valve
        Asco (4x)                                                      Test room
144     Chain link fence enclosure
        with gates for H2 bottles
        (3 sets)                                                       Outside test room
145     Hand truck (bottle cart)-
        Harper trucks                                                  Outside test room
146     Oven-Boekal                       1180                         Manf. Area
147     Oven-Lindburg                                     28357        Manf. Area
148     Loadcell                                          10257        Manf. Area
149     HP X-Y Recorder (2x)                              10757/4837   Manf. Area
150     Function Generator-Wavetek        6240166                      Manf. Area
151     Oscilloscope, Phillips
        PM 3207                           DQ-04 01273                  Manf. Area
152     10kw Load-Bank-Ohmweave                                        Outside Test Room
153     SSRs for station 4 load
        bank-Crydom, on heat sink                                      Test Room
154     Cables for 10kw load bank                                      Test Room
155     Roll-around tool box
        and contents                                                   Test Room
156     Air supply tubing, 1/2" dia
        x 200' long, Thermoguard                                       Boiler room to test area
157     Air supply tubing, 3/4"dia x
        200' long, Nylon                                               Boiler room to test area

                        List of Engineering and Office Software Used

Item #          Title                                            S/N
1               Ansys
2               Labview, Ver 3.1 + Analysis functions            34492B70
3               Labview PID Control Toolkit                      G10X50601
4               Autocad (5 copies)
5               Origin-3D
6               Ansoft Electromagnetic Peekago
7               Matlab
8               Mathcard
9               Fuel cell element analysis code
10              Fuel cell plate analysis code
11              Fuel cell humidification analysis code
12              MS Office
13              MS Project
14              Internet
15              E-mail
16              Anti-virus





































                                    MTI PLANT APPROPRIATIONS

                                                    Plug Power
                                     Status of Plant Appropriations - Laboratory
                                                     5/23/97

Number          Description                Authorized & Committed                        Expended
                                     To Date   Prior Year  Current Year    To Date    Prior Year   Current Year

0390-86493      Fuel Cell Power
                System               98,799    98,799                      149,556      88,886       60,670
501-6576        Renovate Space for
                PEM Fuel Cell         9,000     9,000                        4,427       4,427
0501-86681      Retort Replace-
                ment                  2,050                 2,050            2,027                    2,027
0501-88571      Test Equipment for
                PEM Fuel Cell        33,000    33,000                       31,835       31,835
0501-88628      Acid Storage
                Cabinet                 689       689                          746          746
0501-88647      Convection Drying
                Oven for FC MEAs      9,045                 9,045            9,254                    9,254
0595-86656      Test Facility for
                Hydrogen-Fueled
                FC's                148,943               148,943          118,209                  118,209
0595-86673      Inking Machine
                Parts                27,725                27,725           14,223                   14,223
0595-86651      FC MEA Manufactu-
                ring                 46,250                46,250           40,839                   40,839
0595-88657      FC Stack Assembly
                Facility              1,250                 1,250            1,544                    1,544
0595-88663      Upgrade FC Test
                Station Power
                Capability            2,500                 2,500            2,488                    2,488
0595-88668      FC Assembly Press     8,000                 8,000            6,953                    6,953
0595-89672      MEA/GDL Manufactu-
                ring Facility        28,400                28,400            4,319                    4,319
0509-86674      FC Assm'y Room
                Climate Control
                Unit                 15,000                15,000            2,500                    2,500

Total                              $430.651  $141,488     $289,163        $388,920    $125,894      $263,026

                                 FIXED ASSETS LISTING

                                 Acct Within Division
                              Period Ending: 1997-03-28

Div/Sec    P/A Number        Catalog Number   Asset Description
05.05      05PAXX.86493.0    0U2839           ENGINEERING-FUEL CELL POWER
05.01      05PAXX.86493.0    002974           BEAKER SS STRAIGHT 3100ML
05.01      05PAXX.86493.0    002975           LAB STIRRER AND STIRRER PADDL
05.01      05PAXX.86493.0    003054           LOCKNUT S/S TRAIN RELIEF
05.01      05PAXX.86493.0    003055           2 BOLT COP LUG
05.01      05PAXX.86493.0    003056           CONNECTORS/OVERLOAD HEATER
05.01      05PAXX.86493.0    003057           VUTRON WELD CABLES
05.01      05PAXX.86493.0    00359            OIL LESS COMPRESSOR
05.01      05PAXX.86493.0    003060           METAL HIT ANCHORS
05.01      05PAXX.86493.0    003061           CHAIN LINK FENCE INSTALLATION
05.01      05PAXX.86493.0    003062           GALVANIZED STEEL
05.01      05PAXX.86493.0    003063           PUMP HEAD MODULE
05.01      05PAXX.86493.0    003073           TOGGLE SWITCHES
05.01      05PAXX.86493.0    003074           LAMPHOLDER/ELECTRICAL BOX
05.01      05PAXX.86493.0    003079           LABOR SUPPORT
05.01      05PAXX.86493.0    003080           LABOR SUPPORT
05.01      05PAXX.86493.0    003083           LABOR SUPPORT
05.01      05PAXX.86493.0    003086           LABOR/MATERIAL SUPPORT
05.01      05PAXX.86493.0    003087           LABOR/MATERIAL SUPPORT
05.01      05PAXX.86493.0    003093           LABOR SUPPORT
05.01      05PAXX.86493.0    003106           LABOR SUPPORT
05.01      05PAXX.86493.0    003117           PARTS & LABOR SUPPORT
05.01      05PAXX.86493.0    003916           TEE/NIPPLE/HOSE
05.01      05PAXX.86493.0    003917           HEATERS/HOSE/SINK
05.01      05PAXX.86493.0    003920           LABOR SUPPORT
05.01      05PAXX.86493.0    003931           MISC. PARTS
05.01      05PAXX.86493.0    003933           LABOR SUPPORT FOR 05PAXX..8645
05.01      05PAXX.86493.0    003954           LABOR SUPPORT
05.01      05PAXX.86493.0    003966           MISC. PARTS
05.01      05PAXX.86493.0    003968           LABOR SUPPORT
05.01      05PAXX.86493.0    003974           FEDERAL EXPRESS CHARGES
		 		********PA Total*********;;;
*PA 	Adjustment	003953   Miscellaneous Parts
003953   Miscellaneous Parts

Adjustment	003944    Miscellaneous Parts and Labor

05.01      05AXX.86576.0     003041           SENSORS & POWER SUPPLY
05.01      05AXX.86576.0     003042           PAINT & PRIMER
05.01      05AXX.86576.0     003043           CIRCUIT BREAKER/BANANA JACK
05.01      05AXX.86576.0     003044           1/8" BROWN VINYL COVER BASE
05.01      05AXX.86576.0     003045           FABRICATION MATERIAL
05.01      05AXX.86576.0     003046           A/D CARD/TERMINATION BOARD
05.01      05AXX.86576.0     003047           WALL ANGLE/CROSS TEES
05.01      05AXX.86576.0     003048           FLOWMETER MODEL 150
05.01      05AXX.86576.0     003049           BALL & CHECK VALVES
05.01      05AXX.86576.0     003050           BLOWER W/MOTOR
05.01      05AXX.86576.0     003051           PRESSURE TRANSDUCER
05.01      05AXX.86576.0     003052           SCREWS/KNIFE/HAWK/VINYL BEAD
05.01      05AXX.86576.0     003053           GALVANIZED HOODS (2)
05.01      05AXX.86576.0     003081           FEDERAL EXPRESS FREIGHT
                                        ******** PA Total*******
05.01      05PAXX..88571.0   029615           486DX2 66MHZ COMPUTER SYSTEM
05.01      05PAXX..88571.0   002986           PRESSURE GAUGE & MANIFOLD
05.01      05PAXX..88571.0   002994           PRESSURE REG, FASTENERS, LABO
05.01      05PAXX..88571.0   003066           FUEL CELL TEST STATION
05.01      05PAXX..88571.0   003068           BLOWER/MOTOR/DIFFUSER/SWITCH
05.01      05PAXX..88571.0   003076           DISPENSING TANKS (3)
05.01      05PAXX..88571.0   003084           LABOR SUPPORT
05.01      05PAXX..88571.0   003085           LABOR SUPPORT
05.01      05PAXX..88571.0   003912           CANVAS TARP/GROMMET/LABOR
                                        ********PA Total********
05.01      05PAXX.88628.0    029687           JUSTRITE ACID STORAGE CABINET
                                        ********PA Total********
05.01      05PAXX.88647.0    029698           CLASS A OVEN
                                        ********PA Total********
					*PA	Adjustment	003955 Class A Oven;;;

05.95      05PAXX.86656.0    029778           BRONZE BODY CONTROL VALVE
05.95      05PAXX.86656.0    029910           VIVTRON 700 MONITOR
05.95      05PAXX.86656.0    029911           P5-133 PENTIUM PC
05.95      05PAXX.86656.0    029912           INLINE THERMAL MASS FLOWMETE
05.95      05PAXX.86656.0    029917           INLINE THERMAL MASS FLOWMETE
05.95      05PAXX.86656.0    029918           INLINE THERMAL MASS FLOWMETE
05.95      05PAXX.86656.0    029920           VIVITRON 1100 MONITOR
05.95      05PAXX.86656.0    029921           EPSON STYLUS 200
05.95      05PAXX.86656.0    029922           P5-133 PENTIUM PC
05.95      05PAXX.86656.0    029923           CENTRIFUGAL PUMP
05.95      05PAXX.86656.0    029960           LOAD BANK
05.95      05PAXX.86656.0    029961           YOUNG RADIATOR
05.95      05PAXX.86656.0    003975           BUD PANAL
05.95      05PAXX.86656.0    003976           AIR RECEIVER & REGULATOR
05.95      05PAXX.86656.0    003977           DIAPRAGM SWITCH
05.95      05PAXX.86656.0    003978           MISC PARTS
05.95      05PAXX.86656.0    003980           LABOR SUPPORT
05.95      05PAXX.86656.0    003986           TRANSDUCER
05.95      05PAXX.86656.0    003987           TRANSDUCER
			********PA Total********;;;
*PA Adjustment      003979    Misc Parts
*PA Adjustment      003953A   Misc Parts

*New Invoices To Be Added 6/97:
Controller (Liftech)
Misc. Parts (Delphian)

05.95      05PAXX.86673.0    003967           MISC PARTS
                                        *******PA Total*******
*PA Adjustment      003979   Misc. Parts

05.95      05PAXX.88651.0    029762           OVEN
05.95      05PAXX.88651.0    029762           ELECTRIC INFRARED OVEN
05.95      05PAXX.88651.0    003969           LABOR SUPPORT
05.95      05PAXX.88651.0    003981           FEDERAL EXPRESS CHARGES
05.95      05PAXX.88657.0    029913           WORK BENCH
05.95      05PAXX.88657.0    029914           WORK BENCH
05.95      05PAXX.88657.0    022915           WORK BENCH
05.95      05PAXX.88657.0    003970           LABOR SUPPORT
05.95      05PAXX.88657.0    003982           MISC. PARTS
                                        *******PA Total********
*PA Adjustment      003990    Federal Express Chgs

05.95      05PAXX..88663.0   029696           LOAD MODULE
                                        *******PA Total********
*PA Adjustment      003990    Federal Express Chgs

05.95      05PAXX.88668.0    029916           PLATEN PRESS
05.95      05PAXX.88668.0    003971           LABOR SUPPORT
05.95      05PAXX.88668.0    003992           MISC. PARTS
05.95      05PAXX.89672.0    003972           LABOR SUPPORT
05.95      05PAXX.89672.0    003984           LABOR SUPPORT


MAT-DIPSID		M.T.I. MATERIAL ABSTRACT

     Proj    Sec    Dash      Contract  Po No     Invoice   Vendor    Description         ID        Mat $$    GA $$     W/E Date
06   43122   50     411       5C3256                                  T859MC MASTER       M3         33.10    11.59     8/12/95
                              5C3256                                  T859MC MASTER       M3         22.40     7.84     8/12/95
                              5C3256                                  T859MC MASTER       M3         50.63    17.72     8/12/95
                              5C3256     0507697  11558     XTO       INVITATION
                              5C3256     0507697  11558     XTO       #NSILICONE RUBBE    M1         48.05    16.82     8/19/95
                              5C3256     0507697  11558     XTO       #NSILICONE RUBBE    M1        101.54    35.54     8/19/95
                              5C3256     0507697  11558     XTO       #NSILICONE RUBBE    M1         76.86    26.90     8/19/95
                              5C3256     0502773  60280     MCMAST    #N#6072T33          M1         26.66     9.33     9/2/95
                              5C3256              60280     MCMAST    #FRT                M1          3.11     1.09     9/2/95
                              5C3256              F0922               FEDERAL EXPRESS     M1         26.65     7.57     9/30/95
                              5C3256              F0922               FEDERAL EXPRESS     M1         34.65     9.84     9/30/95
                              5C3256                                  5C3256FY            M3          0.00   -30.90     9/30/95
                    411                                                                            $529.36  $150.34

05   43122   50     449       5C3256                                  T8595FRT            M3          2.62     0.92     8/12/95
                              5C3256                                  T859FRT             M3          2.62     0.92     8/12/95
                              5C3256                                  T8595FRT            M3          2.62     0.92     8/12/95
                              5C3256                                  5C3256FY            M3          0.00    -0.53     9/30/95
                    449                                                                              $7.86    $ 2.23

05   43122   60     499       5C3256              L3795     CASH                          M1          9.46     3.31     7/01/95
                              5C3256                                  5C3256FY            M3          0.00    -0.62     9/30/95
                    499                                                                              $9.46    $2.69

05   43122   60     917       5C3256              00407     WHUANG    285900850           M1        148.50    51.98     4/29/95
                              5C3256                        5C3256FY                      M3          0.00    -9.81     9/30/95
                    917                                                                            $148.50   $42.17

06   43122   60     927       5C3256              00407     WHUANG    285900850           M1          5.36     1.88     4/29/95
                              5C3256                                  5C3256FY            M3          0.00    -0.36     9/30/95
                    927                                                                              $5.36    $1.52

06   43122   60     947       5C3256              00407     WHUANG    285900850           M1         14.00     4.90     4/29/95
                              5C3256                                  5C3256FY            M3          0.00    -0.92     9/30/95
                    947                                                                             $14.00   -$3.98

06   43122   60     957       5C3256              00407     WHUANG    285900850           M1         79.00    27.65     4/29/95
                              5C3256                        5C3256FY                      M3          0.00    -5.21     9/30/95
                    957                                                                             $79.00   $22.44

06   43122   60     999       5C3256              L3695     CASH                          M1          4.27     1.49     6/24/95
                              5C3256                                  5C3256FY            M3          0.00    -0.28     9/30/95
                                                                                          999        $4.27    $1.21
                                                                                          60         $810.46  $230.17
                                                                                          43122      $810.46  $230.17
05                                                                                        05         $810.46  $230.17

                                                            Grand Total
                                                                                                    810.46   230.17

                              5C3256              46357     SOUTHE    #FRT                M3          .33     2.17      11/17/95
                              5C3256    0602039   46357     SOUTHE    #NANODE PLATE       M1        352.74   177.08     11/17/95
                              5C3256    0602039   46357     SOUTHE    #NCATHODE PLATE     M1        352.74   177.08     11/17/95
                    411                                                                            $709.81  $374.07

05   43122   60     449       5C3256              F1208               FEDERAL EXPRESS     M1         10.75     5.40     12/29/95
                              5C3256                                  5C3256FY            M3          0.00     0.27     9/30/96
                    449                                                                             $10.75    $5.67

                              5C3256    0502223   10200     MCMAST    #N#5239K16          M1         70.00    35.14     1/19/96
                              5C3256    0502228   22282     ALBANY    #N#SS-IRS8-A        M1         74.20    37.25     1/9/96
                              5C3256    0502229   25019     OMEGA E   #N#FL-1214          M1        496.00   248.99     1/19/96
                              5C3256    0502228   22282     ALBANY    #N#B-1610-61        M1         28.70    14.41     1/19/96
                              5C3256    0502228   22282     ALBANY    #N#B-1610-1.8       M1         12.40     6.22     1/19/96
05   43122   50     611       5C3256              37262     NEWARK    #FRT                M1          2.93    1.47      2/16/96
                              5C3256                                  T8592ALBANY VAL     M3        496.00  248.99      2/16/96
                              5C3256    0507151   37262     NEWARK    #NCAPACITOR 47      M1         68.60   34.44      2/16/98
                              5C3256    0507232   88513     UNITED S  #NTANK 14 GAL       M1         63.63   31.94      2/23/96
                              5C3256    0507232   88513     UNITED S  #NTANK, 30 CAL.W/   M1         66.88   33.57      2/23/96
                              5C3256    0507232   88513     UNITED S  #NBUSHING,REDU      M1          2.66    1.34      2/23/96
                              5C3256    05C7232   88513     UNITED S  #NFITTING,3/4" FPT  M1          4.61    2.31      2/23/96
                              5C3256    05C7232   88513     UNITED S  #NFITTING,1/4" FPT  M1         11.10    5.57      2/23/96
                              5C3256    05C7232   88513     UNITED S  #NTUBING, POLYET    M1         40.67   20.42      2/23/96
                              5C3256    05C7232   88513     UNITED S  #NBUSHING,REDU      M1         23.20   11.65      2/23/96
                              5C3256              88513     UNITED S  #FRT                M1         33.08   16.61      2/23/96
                              5C3256              l2096     CASH                          M1         22.83   11.46      2/23/96
                              5C3256    0507232   88513     UNITED S  #NBUSHING,REDU      M1          8.62    4.33      2/23/96
                              5C3256    0502392   01670     W.W.GR    #N#4P177            M1          3.89    1.95      3/1/96
                              5C3256    0502392   01670     W.W.GR.   #N#4P579            M1          4.22    2.12      3/1/96
                              5C3256    0502392   01670     W.W.GR.   #N#6XC44            M1          9.52    4.78      3/1/96
                              5C3256    0507235   07775     FLUID ME  #NADAPTOR           M1         40.00   20.08      3/1/96
                              5C3256    0507251   88936     UNITED S  #NBUSHING,REDU      M1          8.62    4.33      3/1/96
                              5C3256    0502392   81697     W.W.GR.   #N#2P351            M1          52.20  26.20      3/1/96
                              5C3256    0507251   88936     UNITED S  #NFITTING, PVC      M1          8.64    4.34      3/1/96
                              5C3256    0507238   05707     U.S.FILT  #NCARTRIDGE REP     M1        348.00  174.70      3/1/96
                              5C3256    0507235   07775     FLUID ME  #NPUMP, METERIN     M1        550.00  276.10      3/1/96
                              5C3256    0507235   07775     FLUID ME  #NSEAL, LIP         M1         20.00   10.04      3/1/96
                              5C3256    0507213   86911     WOLBER    #NTERMINALS         M1         94.71   47.54      3/1/96
                              5C3256    0507213   87019     WOLBER    #NTERMINALS         M1        145.56   73.07      3/1/96
                              5C3256              00447     MODULA    CREDIT FOR #FRT     M1       -521.15 -261.62      3/1/96
                              5C3256    0507235   07775     FLUID ME  #NDRIVE, HIGH SPE   M1        720.00  361.44      3/1/96
                              5C3256              18391     WHATMA    #FRT                M1          2.65    1.33      3/1/96
                              5C3256    0502392   01670     W.W.GR.   #N#1Z782            M1         62.10   31.17      3/1/96
                              5C3256              88936     UNITED S  #FRT                M1          6.85    3.44      3/1/96
                              5C3256    0507251   88936     UNITED S  #NFITTING, PVC      M1          9.18    4.51      3/1/96
                              5C3296              18369     WHATMA    #FRT                M1          2.90    1.46      3/1/96
                              5C3256              07775     FLUID ME  #FRT                M1          8.85    4.44      3/1/96
                              5C3256              01670     W.W.GR.   #FRT                M1          5.18    2.60      3/1/96
                              5C3256              81697     W.W.GR.   #FRT                M1          3.89    1.95      3/1/96
                              5C3256              01670     W.W.GR.   #FRT                M1          4.69    2.35      3/1/96
                              5C3256    0502401   18391     WHATMA    #N#A917A-000        M1        196.46   98.62      3/1/96
                              5C3256    0502401   18369     WHATMA    #N#A915A-BX         M1        152.88   76.75      3/1/96
                              5C3256    0502401   18369     WHATMA    #N#A915A-DX         M1        152.88   76.75      3/1/96
05   43122   50     611       5C3256    0502392   01670     W.W.CR.   #N#1P641            M1         15.72    7.89      3/1/96
                              5C3256              05707     U.S. FILT #FRT                M1         21.28   10.68      3/1/96
                              5C3256    0502423   03059     C & K PU  #NPUNCH 7/16" DIA   M1          3.48    1.75      3/8/96
                              5C3256              F0126               FEDERAL EXPRESS     M1         15.20    7.63      3/8/96
                              5C3256              F0126               FEDERAL EXPRESS     M1         25.30   12.70      3/8/96
                              5C3256    0502423   03059     C & K PU  #NPUNCH, 13/16" DI  M1          8.84    4.44      3/8/96
                              5C3256    0502423   03059     C & K PU  #NPUNCH, 13/16" DI  M1          4.42    2.22      3/8/96
                              5C3256              03059     C & K PU  #FRT                M1         20.25   10.17      3/8/96
                              5C3256    0502324   03059     C & K PU  #NPUNCH, 7/16" DIA  M1          6.96    3.49      3/8/96
                              5C3256    0502404   22377     ALBANY    #N#SS-8P8T          M1         75.20   37.75      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-600-1-4       M1         13.40    6.73      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-810-1-6       M1         61.20   30.72      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-400-1-1       M1          9.80    4.92      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-8CPA2-50      M1         75.30   37.80      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-8-HN          M1         18.00    9.04      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-810-3-8TMT    M1         66.60   33.43      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-1211-PC-8     M1         25.20   12.65      3/15/96
                              5C3256              03/14     CASH                          M1          9.77    4.90      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-811-PC        M1         34.40   17.27      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-1611-PC       M1         29.80   14.96      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-400-1-12      M1         66.50   33.38      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#8-600-2-6        M1          9.20    4.62      3/15/96
                              5C3256              22377     ALBANY    #FRT                M1          3.50    1.76      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#SS-8-TA-7-4RT    M1         19.40    9.74      3/15/96
                              5C3256    0502404   22377     ALBANY    #N#8-1610-9         M1         49.00   24.60      3/15/96
                              5C3256    0507257   76186     NEWARK    #NTRANSFORMER,      M1         38.73    9.44      3/22/96
                              5C3256    0502442   89556     UNITED S  #N#06254 RECTANG    M1         33.49   16.81      3/22/96
                              5C3256    0502419   01671     W.W.GR.   #N#6A662            M1         25.47   12.79      3/22/96
                              5C3256    0502442   89556     UNITED S  #N#95034 LITTLE GI  M1         98.55   49.47      3/22/96
                              5C3256    0507275   01671     W.W.GR.   #NCONDENSATE P      M1         52.20   26.20      3/22/96
                              5C3256    0507269   Y8550     KAMAN I   #NINSULATION VAR    M1         78.72   39.52      3/22/96
                              5C3256    0507257   76186     NEWARK    #NRELAY, CURRENT    M1         74.80   37.55      3/22/96
                              5C3256    0507264   872-11    WOLBER    #NSO CORD           M1         23.50   11.80      3/22/96
                              5C3256    0507257   76186     NEWARK    #NSOCKET, RELAY     M1          8.28    4.16      3/22/96
                              5C3256              02299     NEWAGE    #FRT                M1          3.72    1.87      3/22/96
                              5C3256    0507264   87241     WOLBER.   #NSTRAIN RELIEF     M1         12.00    6.02      3/22/96
                              5C3256    0507407   18340     KENTROL   #NASIICROFT #25-1   M1        222.00  111.44      3/22/96
                              5C3256    0507275   01670     W.W.GR.   #NTUBING, POLYET    M1         12.20    6.12      3/22/96
                              5C3256    0507236   02299     NEWAGE    #NTUBIN, NYLON      M1        192.38   96.57      3/22/96
05 43122     50     611       5C3256    0507278   91481     ASSOCIA   #NWASHERS.BELL      M1        271.00  136.04      3/22/96
                              5C3256    0507277   30444     MCMAST    #NWASHERHI-STR      M1          3.67    1.84      3/22/96
                              5C3256              L3496     CASH      FITTINGS            M1          6.81    3.42      3/22/96
                              5C3256    0507263   78435     NEWARK    #NSONAL.ERT         M1         30.24   15.18      3/22/96
                              5C3256              01671     WW.GR     #FRT                M1          7.56    3.80      3/22/96
                              5C3256              76186     NEWARK    #FRT                M1          7.75    3.89      3/22/96
                              5C3256              76186     NEWARK    #FRT                M1          6.75    3.39      3/22/96
                              5C3256              Y8550     KAMAN 1   #FRT                M1         38.00   19.08      3/22/96
                              5C3256              18340     KENTROL   #FRT                M1          6.57    3.30      3/22/96
                              5C3256              78435     NEWARK    #FRT                M1          3.03    1.52      3/22/96
                              5C3256    0507259   97360     W W.GR    #NFUSE,250V. 40A    M1        365.26  183.36      3/22/96
                              5C3256              30444     MCMAST    #FRT                M1          2.70    1.36      3/22/96
                              5C3256              01671     W W.GR    #FRT                M1          3.27    1.64      3/22/96
                              5C3256              91481     ASSOCIA   #FRT                M1          3.55    1.78      3/22/96
                              5C3256              89556     UNITED S  #FRT                M1         11.64    5.84      3/22/96
                              5C3256    0507289   60328     OAKES E   #NCOUPLING 3/4"E    M1          2.65    1.33      3/29/96
                              5C3256    0507289   60328     OAKES E   #NCONNECTOR E       M1          0.86    0.43      3/29/96
                              5C3256    0507289   60328     OAKES E   #NCONDUIT 3/4"      M1         19.84    9.95      3/29/96
                              5C3256    0507289   60328     OAKES E   #NCLAMPS, 3/4"      M1          2.03    1.02      3/29/96
                              5C3256    0502472   18338     KENTROL   #NASHCROFT #25-1    M1         97.96   49.18      3/29/96
                              5C3256    0507276   89067     UNITED S  #NCUTTER, TUBING    M1          9.82    4.93      3/29/96
                              5C3256    0507276   89607     UNITED S  #NADAPTER #5815     M1          9.36    4.70      3/29/96
                              5C3256    0507289   60328     OAKES E   #NSWITCH, DISCON    M1         84.16   42.25      3/29/96
                              5C3256    0507282   02621     NEWAGE    ##NTUBING, NYLOTU   M1        384.76  193.15      3/29/96
                              5C3256    0507276   89607     UNITED S  #NADAPTER #5815     M1         10.50    5.27      3/29/96
                              5C3256    0507276   89607     UNITED S  #INT-CLIPS #59032   M1          7.60    3.82      3/29/96
                              5C3256    0507276   89607     UNITED S  #NFITTING #16401    M1         14.80    7.43      3/29/96
                              5C3256    0507276   89607     UNITED S  #NFITTING #16402    M1         24.62   12.36      3/29/96
                              5C3256    0507289   60328     OAKES E   #NFUSE 20 AMP       M1         15.66    7.85      3/29/96
                              5C3256    0507276   89607     UNITED S  #NT-CLIPS #59035    M1          9.20    4.62      3/29/96
                              5C3256    0507291   34302     SAGER S   #NSOLENOID VALV     M1        179.00   89.86      3/29/96
                              5C3256    0507285   54708     MSC IND   #NSAND PAPER 40     M1         31.51   15.82      3/29/96
                              5C3256    0507284   01672     W W.GR    #NPUMP, UTILITY KI  M1         88.97   44.65      3/29/96
                              5C3256    0507279   14636     THRUWA    #NNUT, REDUCED      M1         42.00   21.08      3/29/96
                              5C3256    0507269   Y8554     KAMAN 1   #NINSULATION VAR    M1         62.64   31.45      3/29/96
                              5C3256    0502462   31991     MCMAST    #N#9811K37          M1        130.76   65.64      3/29/96
                              5C3256    0507276   89607     UNITED S  #NADAPTER #5815     M1         10.86    5.45      3/29/96
                              5C3256    0507276   89607     UNITED S  #NT-CLIPS #59034    M1          7.80    3.92      3/29/96
                              5C3256              02621     NEWAGE    #FRT                M1          6.73    3.38      3/29/96
05   43122   60     611       5C3256    0502462   31991     MCMAST    #N#6826K91          M1          3.94    1.98      3/29/96
                              5C3256    0507276   89607     UNITED S  #NADAPTER #5815     M1         14.64    7.35      3/29/96
                              5C3256              89607     UNITED S  #FRT                M1         28.10   14.11      3/29/96
                              5C3256              18338     KENTROL   #FRT                M1          6.57    3.30      3/29/96
                              5C3256              01672     W. W.GR   #FRT                M1          4.01    2.01      3/29/96
                              5C3256              Y8554     KAMAN 1   #FRT                M1          7.23    3.63      3/29/96
                              5C3256              34302     SAGER S   #FRT                M1         16.85    8.46      3/29/96
                              5C3256              54708     MSC IND   #FRT                M1          5.01    2.52      3/29/96
                              5C3256              31991     MCMAST    #FRT                M1          3.04    1.53      3/29/96
                              5C3256              31991     MCMAST    #FRT                M1          2.70    1.35      3/29/96
                              5C3256              14636     THRUWA    #FRT                M1          4.57    2.29      3/29/96
                              5C3256    0502462   31991     MCMAST    #N#4745K3           M1         97.76   49.08      3/29/96
                              5C3256    0502462   31991     MCMAST    #N#6826k62          M1         14.46    7.26      3/29/96
                              5C3256              89607     UNITED S                      M1        100.03   50.22      3/29/96
                              5C3256              18400     KENTROL   #FRT                M1          6.70    3.36      4/5/96
                              5C3256    0502472   18400     KENTROL   #NPRESSURE GAU      M1         56.25   28.24      4/5/96
                              5C3256    0502429   14553     SEALING   #NGRAFOIL GASKE     M1        124.30   62.40      4/12/96
                              5C3256    0502429   14536     SEALING   #NDIE               M1        115.00   57.73      4/12/96
                              5C3256    0502429   14536     SEALING   #NDIE               M1        130.00   65.26      4/12/96
                              5C3256    0502429   14536     SEALING   #NDIMENSIONAL IN    M1         90.00   45.18      4/12/96
                              5C3256    0502429   14553     SEALING   #NDIE               M1        264.00  132.53      4/12/96
                              5C3256    0502429   14553     SEALING   #NGASKET GRAFO      M1        145.20   72.89      4/12/96
                              5C3256    0502429   14536     SEALING   #NDIE               M1        125.00   62.75      4/12/96
                              5C3256    0502429   14536     SEALING   #NHUMIDIFIER PAD    M1         18.64    9.36      4/12/96
                              5C3256    0502429   14536     SEALING   #NHUMIDIFIER PAD    M1        136.00   68.27      4/12/96
                              5C3256    0502429   14536     SEALING   #NHUMIDIFIER PAD    M1         32.01   16.07      4/12/96
                              5C3256    0502429   14553     SEALING   #NWINDOW GASKE      M1        243.00  121.99      4/12/96
                              5C3256              F0301               UPS                 M1          3.61    1.81      4/12/96
                              5C3256              F0405               UPS                 M1          3.77    1.89      4/12/96
                              5C3256    0502471   35993     DIAMOND   #NDISTILLED WATE    M1        155.76   78.19      4/12/96
                              5C3256    0502401   18628     WHATMA    #NALUMINUM HEAD     M1         32.41   16.27      4/12/96
                              5C3256              14553     SEALING                       M1        270.00  135.54      4/12/96
                              5C3256              89556     UNITED S                      M1        -98.55  -19.47      4/12/96
                              5C3256              6752      PAR MFG   #FRT                M1         21.25   10.67      4/12/96
                              5C3256              18628     WHATMA    #FRT                M1         17.50    8.79      4/12/96
                              5C3256    0502449   6752      PAR MFG   #N#875B027-REV A    M1      1,215.00  609.93      4/12/96
                              5C3256    0502429   14553     SEALING   #NDIE               M1        182.00   91.35      4/12/96
                              5C3256    0502471   35993     DIAMOND   #NDEPOSIT, $600E    M1        288.00  144.58      4/12/96
                              5C3256              14536     SEALING   #FRT                M1          3.76    1.89      4/12/96
05   43122   50     611       5C3256              08941     W. WGR    #FRT                M1          2.65    1.33      4/26/96
                              5C3256              F0202               UPS                 M1          2.48    1.24      4/26/96
                              5C3256              F0202               UPS                 M1          2.48    1.24      4/26/96
                              5C3256    0502414   08941     W WGR     #N#2A251 STRAIN R   M1         35.40   17.77      4/26/96
                              5C3256              FO426               FED EX              M1         15.00    7.53      5/3/96
                              5C3256              0517                APA TRANSPORT       M1         81.14   40.73      5/24/96
                              5C3256              14895     SEALING   #FRT                M1         51.25   25.73      5/24/96
                              5C3256              35993     DIAMOND                       M1        -83.02  -41.68      5/24/96

05   43122   50     617       5C3256              L1996     CASH                          M1          5.94    2.98      2/16/96
                              5C3256              00306     GANTON    119402188           M1         43.20   21.69      3/15/96
                                                                      5C3256FY            M3          0.00    1.23      9/30/96
                    617                                                                             $49.14  $25.90

05   43122   50     627       5C3256              00306     GANTON    119402188           M1         10.00    5.02      3/15/96
                              5C3256                                  5C3256FY            M3          0.00    0.25      9/30/96
                    627                                                                             $10.00   $5.27

05   43122   50     647       5C3256              00306     GANTON    119402188           M1          4.50    2.26      3/15/96
                              5C3256                                  5C3256FY            M3          0.00    0.11      9/30/96
                    647                                                                              $4.50   $2.37

05   43122   50     649       5C3256              F0220               FEDERAL EXPRESS     M1         10.50    5.27      3/8/96
                              5C3256              F0220               FEDERAL EXPRESS     M1         12.50    6.28      3/8/96
                              5C3256              F0220               FEDERAL EXPRESS     M1         29.00   14.56      3/8/96
                              5C3256              F0220               FEDERAL EXPRESS     M1         10.50    5.27      3/8/96
                              5C3256              F0315               UPS                 M1          4.80    2.41      4/12/96
                              5C3256              F0412               FEDERAL EXPRESS     M1          8.00    4.02      4/26/96
                              5C3256                                  5C3256FY            M3          0.00    1.87      9/30/96
                    649                                                                             $76.30  $39.68

                              5C3256    0594073   11725               FUEL CELL           M1        169.82   85.25      4/19/96
                              5C3256    0594073   11760               FUEL CELL           M1          4.68    2.35      5/24/96
                              5C3256    0594075   11961               MFG INVOICE #285    M1         15.90    8.38      9/30/96
                              5C3256                                  5C3256FY            M3         0.00    13.57      9/30/96
                              5C3256    0594073   11961               MFG INVOICE #285    M1         30.96   16.32      9/30/96
                    661                                                                            $589.80 $310.83

05   43122   60     699       5C3256              L1996     CASH                          M1          1.79    0.90      2/16/96
05   43122   60     699       5C3256              L2396     CASH                          M1         30.00   15.06      3/15/96
                              5C3256              L3496     CASH      CHANGE              M1         -3.21   -1.61      3/22/96
                              5C3256                                  5C3256FY            M3          0.00    0.71      9/30/96
                    699                                                                             $28.58  $15.06

05 43122     60     711       5C3256    0502464   22429     ALBANY    #N#SS-600-1-2       M1         12.00    6.02      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-602-1         M1         23.16   11.63      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-601-PC        M1         19.10    9.64      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-1210-6        M1         52.80   26.51      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-12-HRN-4      M1         13.10    6.58      3/29/98
                              5C3256    0502464   22429     ALBANY    #N#SS-600-3TTM      M1         20.50   10.29      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-4-CS          M1         29.40   14.76      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-4-HN          M1         13.20    6.63      3/29/96
                              5C3256    0502470   32378     MCMAST    #N#4636K43          M1        565.28  283.77      3/29/96
                              5C3256    0502464   22430     ALBANY    #N#SS-4-HN          M1          4.40    2.21      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-400-1-4       M1         29.40   14.76      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-12-HRN-8      M1         13.00    6.53      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-1210-1-8      M1         16.50    8.28      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-4-TA-1-4      M1          8.60    4.32      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-6-TA-7-4      M1          7.30    3.66      3/29/96
                              5C3256              32378     MCMAST    #FRT                M1          3.42    1.72      3/29/96
                              5C3256              22430     ALBANY    #FRT                M1          2.52    1.27      3/29/96
                              5C3256              L2596     CASH                          M1          6.75    3.39      3/29/96
                              5C3256              L2596     CASH                          M1          4.05    2.03      3/29/96
                              5C3256              L2596     CASH                          M1         11.53    5.79      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-1210-2-12     M1         25.20   12.65      3/29/96
                              5C3256    0502464   22429     ALBANY    #N#SS-4-ST          M1         54.60   27.41      3/29/96
                              5C3256                                  T8599AWESCO         M3          5.76    2.89      4/5/96
                              5C3256              L2696     CASH                          M1         15.29    7.68      4/5/96
                              5C3256                                  T8599FEDERAL EXP    M3         10.75    5.40      4/5/96
                              5C3256    0502488   01672     W.W.GR.   #N#5t982            M1         51.69   25.95      4/5/96
                              5C3256                                  T8699FEDERAL EXP    M3         13.00    6.53      4/5/96
                              5C3256    0507295   93224     W.W.GR.   #NGLOVES, LATEX,    M1         65.52   32.89      4/5/96
                              5C3256                                  T8599FEDERAL EXP    M3         11.40    5.72      4/5/96
                              5C3256    0507304   60331     OAKES E   #NCONDUIT UNION     M1         36.50   18.32      4/12/96
                              5C3256              12537     XTO       #FRT                M1          4.70    2.36      4/12/96
                              5C3256    0507304   60331     OAKES E   #NSEALING CEMENT    M1          5.08    2.55      4/12/96
                              5C3256              63205     W.W.GR.   #FRT                M1          3.89    1.95      4/12/96
                              5C3256    0502485   12537     XTO       #NCHR#6TB TEMP      M1         64.40   32.33      4/12/96
                              5C3256    0502485   12537     XTO       #NCHR#A2008, TEM    M1        145.20   72.89      4/12/96
05   43122   60     711       5C3256    0507304   60331     OAKES E   #NCONDUIT BOX 1/    M1         75.68   37.99      4/12/96
                              5C3256    0507304   60331     OAKES E   #NCONDUIT UNION     M1         41.00   20.58      4/12/96
                              5C3256    0507304   60331     OAKES E   #NFIBER FILLER      M1         64.08   32.17      4/12/96
                              5C3256    0507318   63205     W.W.GR.   #NGLOVES, LATEX,    M1         98.28   49.34      4/12/96

                              5C3256    0502476   73189     AWESCO    #NHYDROGEN, UHP     M1      4,750.00  2,384.50    4/12/96
                              5C3256    0507304   60331     OAKES E   #NCONDUIT TEE 1/    M1        117.20   58.83      4/12/96
                              5C3256              55824     MSC IND   #FRT                M1         16.00    8.03      4/26/96
                              5C3256    0502496   14828     SEALING   #N#875C026-P3-REV   M1         18.64    9.36      4/26/96
                              5C3256    0502496   14828     SEALING   #N#875C026-P2-REV   M1         16.80    8.43      4/26/96
                              5C3256    0502496   14828     SEALING   #N#875C026-PI-REV   M1         42.80   21.49      4/26/96
                              5C3256    0502525   37899     MCMAST    #N#47225K63         M1         16.37    8.22      4/26/96
                              5C3256    0502510   55824     MSC IND   #N#08904187         M1          7.68    3.86      4/26/96
                              5C3256    0502510   55824     MSC IND   #N#08790412         M1         26.60   13.35      4/26/96
                              5C3256              14828     SEALING   #FRT                M1          3.70    1.86      4/26/96
                              5C3256    0502496   14828     SEALING   #NINSPECTION REP    M1         90.00   45.18      4/26/96
                              5C3256    0502476   73389     AWESCO    #NHYDROGEN, UHP     M1      1,900.00  953.80     5/10/96
                              5C3256    0502476   73402     AWESCO    #NHYDROGEN, UHP     M1      2,850.00 1,430.70     5/10/96
                              5C3256    0502476   73931     AWESCO    #N ULTRA HIGH PU    M1         75.00   37.65      5/17/96
                              5C3256    0502476   73931     AWESCO    #NHYDROGEN, UHP     M1      1,140.00  572.28     5/17/96
                              5C3256              73629     AWESCO                        M1          6.00    3.01      5/24/96
                              5C3256    0502516   11365     GALBRAI   #NPLATINUM ANAL     M1         35.00   17.57      5/24/96
                              5C3256              73629     AWESCO                        M1        219.48  110.18      5/24/96
                              5C3256              72930     AWESCO                        M1         12.00    6.02      5/24/96
                              5C3256    0502557   35993     DIAMOND   #NREVERSE OSMO      M1         52.44   26.32      6/14/96
                              5C3256              0604                FEDERAL EXPRESS     MI         15.20    7.63      6/14/96
                              5C3256              74271     AWESCO                        M1        151.44   76.02      6/14/96
                              5C3256    0502557   35993     DIAMOND   #NREVERSE OSMO      M1        -52.44  -26.32      7/12/96
                              5C3256                                  5C3256FY            M3          0.00  328.93      9/30/96

                    711                                                                          $13,158.04 $6,934.29

                              5C3256              00320     GANTON    119402188           M1         139.05  69.80      3/29/96
                              5C3256              00320     WKUSAY    071467846           M1         193.05  96.91      3/29/96
                              5C3256              00318     GANTON    119402188           M1          44.01  22.09      3/29/96
                              5C3256              L2696     CASH                          M1           2.70   1.36      4/5/96
                              5C3256                                  5C3256FY            M3           0.00   9.47      9/30/96

                    717                                                                          $   378.81 $199.63

05   43122   50     727       5C3256              00318     GANTON    119402188           M1           6.00   3.01      3/29/96
                              5C3256              00320     WKUSAY    071467846           M1          27.03  13.57      3/29/96
                              5C3256              00320     GANTON    119402188           M1          58.84  29.54      3/29/96
                              5C3256                                  5C3256FY            M3           0.00   2.30      9/30/96

                    727                                                                              $91.87 $48.42

05   43122   50     747       5C3256              00320     WKUSAY    071467846           M1          17.20   8.63      3/29/96
                              5C3256              00320     GANTON    119-102188          M1          12.15   6.10      3/29/96
                              5C3256              00318     GANTON    119-102188          M1           4.05   2.03      3/29/96
                              5C3256                                  5C3256FY            M3           0.00   0.84      9/30/96

                    747                                                                              $33.40 $17.60

05   43122   50     749       5C3256              F0412               UPS                 M1           3.03   1.52      4/26/96
                              5C3256              F0412               FEDERAL EXPRESS     M1          10.75   5.40      4/26/96
                              5C3256                                  5C3256FY            M3           0.00   0.34      9/30/96

                    749                                                                              $13.78  $7.26

06   43122   60     799       5C3256              L2596     CASH                          M1          45.17  22.68      3/29/96
                              5C3256              L2596     CASH                          M1           8.64   4.34      3/29/96
                              5C3256              L2596     CASH                          M1          42.78  21.48      3/29/96
                              5C3256              L2596     CASH                          M1          17.63   8.85      3/29/96
                              5C3256              L2596     CASH                          M1          39.70  19.93      3/29/96
                              5C3256              L2596     CASH                          M1          47.70  23.95      4/5/96
                              5C3256              L2596     CASH                          M1          10.16   5.10      4/5/96
                              5C3256              L2596     CASH                          M1          10.69   5.37      4/5/96
                              5C3256                                  5C3256FY            M3           0.00   5.54      9/30/96

                    799                                                                             $222.47   $117.24

                    50                                                                           $26,203.00 $13,808.99

     43122                                                                                       $26,203.00 $13,808.99

     05                                                                                          $26,203.00 $13,808.99

                                                            Grand Total                          $26,203.00 $13,808.99

Div.      Proj.     Sec.      Dash      Contract  Po No.    Invoice   Vendor    Description    ID     Mat $S    GA $$   W/E Date
05        46160     50        208       5C6513              1037      ENGI-NUI                 M1   1,134.00  569.27    8/9/96
                                        5C6513              1040      ENGI-NUI                 M1   1,777.50  892.31    9/20/95
                                        5C6513                                  5C6513FY       M3   0.00      127.06    9/30/96
                                        5C6513              1042      ENGI-NUI                 M1   1,721.25  864.07    9/30/96
                                        5C6513              1043      ENGI-NUI                 M1   450.00    225.90    9/30/96
                                                                                               208  $5,082.75 $2,678.61
05        46150     50        211       5C6513              1038      ENGI-NUI                 M1   2,385.00  1,197.27  8/16/96
                                        5C6513              1039      ENGI-NUI                 M1   1,867.50  937.49    9/13/96
                                        5C6513                                  5C6513FY       M3   0.00      156.65    9/30/96
                                        5C6513              1041      ENGI-NUI                 M1   2,013.75  1,010.90  9/30/96
                              211                                                                  $6,266.25  $3,302.31

05        46160     50        217       5C6513              72596     N. VITALE 051329453      M1   764.00    383.53    8/2/96
                                        5C6513              00913     GANTON    119402188      M1   150.66     75.63     9/20/96
                                        5C6513                                  5C6513FY       M3     0.00     22.87     9/30/96
                              217                                                                  $914.66   $482.03
05        46150     50        227       5C6513              72596     N. VITALE 051329453      M1    15.00      7.53      8/2/96
                                        5C6513              00913     GANTON    119402188      M1    12.50      6.28      9/20/96
                                        5C6513                                  5C6513FY       M3     0.00      0.68      9/30/96
                                                                                               227  $27.50    $14.49
05        46150     50        247       5C6513              72596     N. VITALE 051329453      M1    44.33     22.25     8/2/96
                                        5C6513              00913     GANTON    119402188      M1    18.00      9.04      9/20/96
                                        5C6513                                  5C6513FY       M3     0.00      1.56      9/30/96
                                                                                               247  $62.33    $32.85
05        46150     50        257       5C6513              72596     N. VITALE;051329453      M1    79.00      39.66     8/2/96
                                        5C6513                                  5C6513FY       M3     0.00       1.97      9/30/96
                                                                                               257  $79.00    $ 41.63
05        46150     50        299       5C6513              L4996     CASH                     M1    21.60      10.84     9/30/96
                                        5C6513                                  5C6513FY       M3     0.00       0.54      9/30/96
                                                                                               299  $21.60    $ 11.38
05        46150     50        311       5C6513              11941               ACCR TURBOTECH M1   5,400.00  2,710.80  9/30/96
                                        5C6513              11941               ACCR TURBOTECH M1   5,400.00  2,710.80  9/30/96
                                        5C6513    0502785   30890     TURBOT    #NPERFORM AERO M1   3,600.00  1,807.20  9/30/96
                                        5C6513                                  5C6513FY       M3     0.00      60.00    9/30/96
                                                                                               311 $14,400.00 $7,588.80
05        46150     50        611       5C6513                                  5C6513FY       M3   0.00        14.35     9/30/96
05        46150     50        611       5C6513    0502815   00589     DWYER 1   #NMD.#4100B    M1   574.00     288.15    9/30/96
                              611                                                                   $574.00   $302.50
05        46150     50        711       5C6513              L4096     CASH                     M1   9.45        4.74      8/9/96
                                        5C6513              L4196     CASH                     M1   17.09       8.58      8/9/96
                                        5C6513              08089     NEWMET    #FRT           M1   24.05      12.07     8/9/96
                                        5C6513              24462     FISHER S  #FRT           M1   11.24       5.64      8/9/96
                                        5C6513              T9114     SPRAYIN   #FRT           M1   19.50       9.79      8/9/96
                                        5C6513    0502717   T9114     SPRAYIN   #N#CP7717-
                                                                                2/007-V1       M1   55.28      27.75     8/9/96
                                        5C6513    0502718   24462     FISHER S  #N#12-876-2    M1   141.70     71.13     8/9/96
                                        5C6513    0502717   H2978     SPRAYIN   #N1/8VAU-
                                                                                SS-SUV6        M1   584.56    293.45    8/9/96
                                        5C6513    0502733   08080     NEWMET    #NPOROUS
                                                                                SINTER         M1   350.00    175.70    8/9/96
                                        5C6513    0502710   75500     AWESCO    #NCOMPRSSED O  M1   134.42     67.48     8/9/96
                                        5C6513    0502717   T9114     SPRAYIN   #N#14392-16-
                                                                                711            M1   22.74      11.42     8/9/96
                                        5C6513              H2978     SPRAYIN   #FRT           M1   17.75       8.91      8/9/96
                                        5C6513              08269     CASH                     M1   10.26       5.15      8/30/96
                                        5C6513              08269     CASH                     M1   10.13       5.09      8/30/96
                                        5C6513              937       SOLUTIO   #FRT           M1   20.00      10.04     9/6/95
                                        5C6513    0502759   41547     UNCLES    #N316L
                                                                                STN.STL.S      M1   36.80      18.47     9/6/96
                                        5C6513    0502759   41547     UNCLES    #N316L
                                                                                STN.STL.S      M1   17.00       8.53      9/6/96
                                        5C6513    0502757   05797     ACI CON   #NPARKER
                                                                                #F4MC2         M1   11.10       5.57      9/6/96
                                        5C6513    0502757   05797     ACI CON   #NPARKER
                                                                                #LC-4          M1   5.40        2.71      9/6/96
                                        5C6513    0502714   55384     R.D. SPE  #N#10 WIRE
                                                                                COATI          M1   12.75       6.40      9/6/96
                                        5C6513    0507487   96144     E-TEK, IN #NCATALYST,
                                                                                 20%           M1   287.00    144.07    9/6/96
                                        5C6513    0502714   55384     R.D. SPE  #N#90 WIRE
                                                                                COATI          M1   15.75       7.91      9/6/96
                                        5C6513    0502714   55384     R.D. SPE  #N#80 WIRE
                                                                                COATI          M1   15.75       7.91      9/6/96
                                        5C6513    0502714   55384     R.D. SPE  #N#30 WIRE
                                                                                COATI          M1   12.75       6.40      9/6/96
                                        5C6513    0502714   55384     R.D. SPE  #N#3 WIRE
                                                                                COATIN         M1   12.75       6.40      9/6/96
                                        5C6513    0502758   27920     FISHER S  #N#14-169-15A  M1   17.50       8.79      9/6/96
                                        5C6513    0502758   27920     FISHER S  #FRT           M1   20.56      10.32     9/6/96
                                        5C6513              55384     R.D. SPE  #FRT           M1   3.19        1.60      9/6/96
                                        5C6513              L4496     CASH                     M1   3.86        1.94      9/6/96
                                        5C6513    0507488   937       SOLUTIO   #NNAFION
                                                                                SOLUTIO        M1   650.00    326.30    9/6/96
                                        5C6513              05797     ACI CON   #FRT           M1   5.52        2.77      9/6/96
                                        5C6513    0502769   01085     BERTRA    #N#2R4-316     M1   48.00      24.10     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#4CM2-316    M1   14.72       7.39      9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#2SCNF-316   M1   29.12      14.62     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#2PC-316     M1   43.80      21.99     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#2CM2-316    M1   16.12       8.09      9/13/96
05        46150     50        711       5C6513              01085     BERTRA    #FRT           M1   18.20       9.14      9/13/96
                                        5C6513              01085     BERTRA    #FRT           M1   4.89        2.45      9/13/96
                                        5C6513              09119     METALS    #FRT           M1   26.00      13.05     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#4CM4-316    M1   23.70      11.93     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#4PC2-316    M1   73.50      36.90     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#4RU2-316    M1   62.00      31.12     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#4R2-316     M1   68.60      34.44     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#4SCNF-316   M1   74.76      37.53     9/13/96
                                        5C6513    0502787   09119     METALS    #N316STN.
                                                                                STLFOI         M1   97.00      48.69     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#4PC-316     M1   32.60      16.37     9/13/96
                                        5C6513    0502769   01085     BERTRA    #N#4TTT-316    M1   125.30     62.90     9/13/96
                                        5C6513              96144     E-TEK,IN  #FRT           M1   3.22        1.62      9/20/96
                                        5C6513    0502790   96144     E-TEK, IN #N20% PLATINUM M1   287.00    144.07    9/20/96
                                        5C6513    0502757   05936     ACICON    #NPARKER #F4U4 M1   18.90       9.49      9/30/96
                                        5C6513              74918     AWESCO                   M1   7.20        3.61      9/30/96
                                        5C6513              74918     AWESCO                   M1   14.40       7.23      9/30/96
                                        5C6513              7495578   AWESCO                   M1   100.41     50.42     9/30/96
                                        5C6513              74918     AWESCO                   M1   111.72     56.08     9/30/96
                                        5C6513    0502764   14615     BROOKFI   #NBROOKFIELD
                                                                                VIS            M1   188.00      94.38     9/30/96
                                        5C6513              76225     AWESCO                   M1   7.44      3.73      9/30/96
                                        5C6513    0502757   05936     ACICON    #PARKER #4MC4  M1   11.10     5.57      9/30/96
                                        5C6513              74918     AWESCO                   M1   10.80     5/42      9/30/98
                                        5C6513              67128     MSC IND   #FRT           M1   4.77      2.39      9/30/96
                                        5C6513    0502819   67128     MSC IND   #N#71915078    M1   37.24     18.69     9/30/96
                                        5C6513                                  5C65I3FY       M3   0.00      109.57    9/30/96
                                        5C6513    0502757   05936     ACICON    #NPARKER
                                                                                #F4TU4         M1   24.20     12.15     9/30/96
                                        5C6513              76225     AWESCO                   M1   1.08      7.47      9/30/96
                                        5C6513              76225     AWESCO                   M1   11.16     5.60      9/30/96
                                        5C6513              76225     AWESCO                   M1   100.44    50.42     9/30/96
                                        5C6513              75578     AWESCO                   M1   0.12      0.06      9/30/96
                                        5C6513              75578     AWESCO                   M1   7.44      3.73      9/30/96
                                        5C6513              75578     AWESCO                   M1   14.88     7.47      9/30/96
                                        5C6513              75578     AWESCO                   M1   11.10     5.60      9/30/96
                                        5C6513              05936     ACICON    #FRT           M1   5.57      2.80      9/30/96
                                        5C6513              76225     AWESCO                   M1   3.72      1.87      9/30/96
                                        5C6513                                                 711  $4,381.68 $2,309.15
05        46150     50        717       5C6513              00912     GHEROT    067661779      M1   82.49     41.41     9/20/96
                                        5C6513                                  5C6513FY       M3   0.00      2.06      9/30/96
                                                                                               717  $82.49    $43.47
05        46150     60        727       5C6513              00912     GHEROT    067664779      M1   10.82     5.43      9/20/96
                                        5C6513              00912     WHUANG    285900850      M1   16.87     8.47      9/20/96
                                        5C6513                                  5C6513FY       M3   0.00      0.69      9/30/96
                                                                                               727  $27.69    $14.59
05        46150     60        747       5C6513              00912     GHEROT    67664779       M1   29.00     14.56     9/20/96
                                        5C6513                                  5C6513FY       M3   0.00      0.72      9/30/96
                                                                                               747  $29.00    $15.28
05        46150     50        749       5C6513              F0830               UPS            M1   2.57      1.29      9/20/96
                                        5C6513              F0913               UPS            M1   3.03      1.52      9/20/96
                                        5C6513                                  5C6513FY       M3   0.00      0.14      9/20/96
                                                                                               49   $5.60     $2.95
05        46150     60        761       5C6513    0594162   1861                FUEL CELL      M1   66.84     33.55     8/23/96
                                        5C6513    0594162   11861               FUEL CELL      M1   369.02    185.25    8/23/96
                                        5C6513                                  5C6513FY       M3   0.00      23.45     9/30/96
                                        5C6513    0594162   11877               FUEL CELL      M1   87.24     43.79     9/30/96
                                        5C6513    0594162   11877               FUEL CELL FORD M1   414.49    208.07    9/30/96
                                                                                               761  $937.59   $494.11
05        46150     50        761       5C6513    0594162   11961               MFG INVOICE
                                                                                #285           M1   81.00     42.69     9/30/96
                                                                                               761  $81.00    $42.69
                                                                                               50   $32,973.14$17,376.84
                                                            46150                                   $32,973.14$17,376.84
05        46151     50        217       5C6513              72396     J. MEACH  268268969      M1   399.75    200.67    8/2/96
                                        5C6513                                  5C6513FY       M3   0.00      10.00     9/30/96
                                                                                               217  $399.76   $210.67
05        46151     60        227       5C6513              72396     J. MEACH  268268969      M1   4.32      2.17      8/2/96
                                        5C6513                                  5C6513FY       M3   0.00      0.11      9/30/96
                                                                                               227  $4.32     $2.28
05        46151     60        247       5C6513              72396     J. MEACH  268268969      M1   7.00      3.51      8/2/96
                                        5C6513                                  5C6513FY       M3   0.00      0.18      9/30/96
                                                                                               247  $7.00     $3.69
05        46151     50        257       5C6513              72396     J. MEACH  268268969      M1   39.50     19.83     8/2/96
                                        5C6513                                  5C6513FY       M3   0.00      0.99      9/30/96
                                                                                               257  $39,50    $20.82
                                                                                               50   $450,57   $237.46
                                                                                               46151$450,57   $237.46
                                                                                               05   $33,423.71$17,614.30

          Grand Total:                                                                              $33,423.71$17,614.30


Div/
Sec       Account   Project   Invoice/PO     Name           Transaction Description              Amount    Period    SubPd
                              Number
05.50     00031-000 5C6513    056-00217-                         Customer Receivable Account   -121707.95     2         4
                              056-07963-                         Customer Receivable Account   -203335.86     3         3
                              057-00035-                         Proj Prod Bill Posting        319524.90      3         4
                              057-00055-                         Proj Prod Bill Posting        160570.64      4         3
                              057-00086-                         Proj Prod Bill Posting        261828.60      5         2
                              057-00035-                         Customer Receivable Account   -319524.90     5         4
                              057-00055-                         Customer Receivable Account   -160570.64     5         4
                              057-00086-                         Customer Receivable Account   -261828.60     6         2
                              057-00119-                         Proj Prod Bill Posting        236208.91      6         2
                              057-00119-                         Customer Receivable Account   -236208.91     7         1
                              057-00142-     FORD MOTOR CO       Proj Prod Bill Posting        157372.37      7         3
                              057-00167-     FORD MOTOR CO       Proj Prod Bill Posting        123551.85      8         2
                              057-00142-                         Customer Receivable Account  -157372.37      8         4
Account Total                                                                                  -201491.96
          00037-000                                              OCT SALES                     129626.19      1         4
                                                                 Revenue Posting               189898.71      2         4
          057-00035-                                             Proj Prod Bill Posting        -319524.90     3         4
                                                                 Revenue Posting               160570.64      3         5
          057-00055-                                             Proj Prod Bill Posting        -160570.64     4         3
                                                                 JANUARY SALES                 261828.60      4         4
          057-00086-                                             Proj Prod Bill Posting        -261828.60     5         2
                                                                 Revenue Posting               236208.91      5         4
          057-00119-                                             Proj Prod Bill Posting        -236208.91     6         2
                                                                 Revenue Posting               157372.37      6         5
          057-00142-                                             Proj Prod Bill Posting        -157372.37     7         3
                                                                 Revenue Posting               123551.85      7         4
          057-00167-                                             Proj Prod Bill Posting        -123551.85     8         2
                                                                 Revenue Posting               148795.92      8         4
Account Total                                                                                  148795.92
          00052-000                                              COGS Transfer                 -129626.19     1         4
                                                                 COGS Transfer                 -184766.55     2         4
                                                                 COGS Transfer                 -158311.52     3         5
                                                                 COGS Transfer                 -259051.68     4         4
                                                                 COGS Transfer                 -233344.14     5         4
                                                                 COGS Transfer                 -154998.13     6         5
                                                                 COGS Transfer                 -122114.18     7         4
                                                                 COGS Transfer                 -147280.16     8         4
Account Total                                                                                  -1389492.55
          00053-002                                              OVERHEAD                      58869.76       1         4
                                                                 OVERHEAD                      62118.70       2         4
                                                                 OVERHEAD                      52667.24       3         5
                                                                 OVERHEAD                      62827.46       4         4
                                                                 OVERHEAD                      65820.21       5         4
                                                                 OVERHEAD                      55688.32       6         5
                                                                 OVERHEAD                      32882.93       7         4
                                                                 OVERHEAD                      32342.10       8         4
Account Total                                                                                  4231216.72
          00053-004                                              G&A                           45194.68       1         4
                                                                 G&A                           49342.97       2         4
                                                                 G&A                           47604.16       3         5
                                                                 G&A                           77896.66       4         4
                                                                 G&A                           70166.42       5         4
                                                                 G&A                           46607.83       6         5
                                                                 G&A                           36719.65       7         4
                                                                 G&A                           44287.04       8         4
Account Total                                                                                  417819.41
          00401-000                                              OCT SALES                     -129626.19     1         4
                                                                 Revenue Posting               -189898.71     2         4
                                                                 Revenue Posting               -160570.64     3         5
                                                                 JANUARY SALES                 -261828.60     4         4
                                                                 Revenue Posting               -236208.91     5         4
                                                                 Revenue Posting               -157372.37     6         5
                                                                 Revenue Posting               -123551.85     7         4
                                                                 Revenue Posting               -148795.92     8         4
Account Total                                                                                  -1407853.19
          00411-001                                              COGS Transfer                 129626.19      1         4
                                                                 COGS Transfer                 184766.55      2         4
                                                                 COGS Transfer                 158311.52      3         5
                                                                 COGS Transfer                 259051.68      4         4
                                                                 COGS Transfer                 233344.14      5         4
                                                                 COGS Transfer                 154998.13      6         5
                                                                 COGS Transfer                 122114.18      7         4
                                                                 COGS Transfer                 147280.16      8         4
Account Total                                                                                  1389492.55
Project Total                                                                                  -619513.10
          00053-003 5C6513    L1597          CASH                WIP MATERIAL                  4.86           5         4
Account Total                                                                                  4.86
          00053-493                                              ups                           28.50          2         4
                                                                 FEDERAL EXPRESS               19.80          3         5
Account Total                                                                                  48.30
Project Total                                                                                  53.16
          00053-003 5C6513    1044           ENGI-NUITY ASSOC.   WIP MATERIAL                  1732.50        1         2
                              1045           ENGI-NUITY ASSOC.   WIP MATERIAL                  2261.25        1         3
                              1046           ENGI-NUITY ASSOC.   WIP MATERIAL                  1980.00        1         4
                              1047           ENGI-NUITY ASSOC.   WIP MATERIAL                  1822.50        2         1
                                                                 UPS                           2.57           2         2
                              1048           ENGI-NUITY ASSOC.   WIP MATERIAL                  2227.50        2         2
                              1049           ENGI-NUITY ASSOC.   WIP MATERIAL                  1687.50        2         3
                              1050           ENGI-NUITY ASSOC.   WIP MATERIAL                  832.50         2         4
                              1051           ENGI-NUITY ASSOC.   WIP MATERIAL                  1845.00        3         1
                              1052           ENGI-NUITY ASSOC.   WIP MATERIAL                  585.00         3         2
                              1053           ENGI-NUITY ASSOC.   WIP MATERIAL                  1440.00        3         2
                              1054           ENGI-NUITY ASSOC.   WIP MATERIAL                  540.00         3         4
                              1055           ENGI-NUITY ASSOC.   WIP MATERIAL                  1035.00        3         5
                              1056           ENGI-NUITY ASSOC.   WIP MATERIAL                  855.00         4         3
                              1057           ENGI-NUITY ASSOC.   WIP MATERIAL                  1845.00        4         4
Account Total                                                                                  20691.32
          00053-083           1058           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           2025.00        5         1
                              1059           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1080.00        5         2
                              1062           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1228.50        6         1
                              1063           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1012.50        6         2
                              1064           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1035.00        6         3
                              1065           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           135.00         6         4
                              1066           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1147.50        6         5
                              1067           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1125.00        7         1
                              1068           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1111.50        7         2
                              1069           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1777.50        7         3
                              1070           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           684.00         7         4
                              1071           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1395.00        8         1
                              1072           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1710.00        8         2
                              1073           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1237.50        8         3
                              1074           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           450.00         8         4
Account Total                                                                                  17154.00
          00053-113        96120500 60507518 SCHENECTADY         METALLURGICAL
                                             M&P LABS            MOUNTS OF SAM                 118.00         1         4
                                                                 FEDERAL EXPRESS               12.50          2         4
                           60091    70502187 AMERICAN DURAFILM
                                             CO IN               .001"THK./.0005" TEFLON, 18"  106.65         4         1
                          161662    70502277 FRY STEEL COMPANY   17-4 pH STN.STL.1-1/2" DIA.X  48.41          5         3
                          4389      70502110 KEY PERSONNEL       DETAILER SERVICES,KARL KNAPP  880.00         5         3
                                             SERVICES
                          SD80891   70502253 WALL COLMONOY CORP. DEVELOPMENT OF BRAZE PROCE    1519.25        5         3
                          171359    70502298 STEEL TREATERS INC  CERTIFICATION AND FURNACE CH  12.00          6         2
                          171359    70502298 STEEL TREATERS INC  HEAT TREAT TREAT PT. #883C018 45.00          6         2
Account Total                                                                                  2741.81
          00053-173           L396           CASH                WIP MAT T&L TRANS             16.20          1         3
                              L396           CASH                WIP MAT T&L TRANS             30.78          1         3
                              EX970100       GARY ANTONELLI      EXPENSE                       126.36         2         4
                              EX970115       GARY ANTONELLI      EXPENSE                       100.98         3         2
                              EX970136       GARY ANTONELLI      EXPENSE                       98.28          3         3
                              EX970225       GARY ANTONELLI      EXPENSE                       54.00          5         1
                              EX970265       GARY ANTONELLI      EXPENSE                       778.42         5         4
Account Total                                                                                  1205.02
          00053-273           EX970100       GARY ANTONELLI      EXPENSE                       4.27           2         4
                              EX970115       GARY ANTONELLI      EXPENSE                       9.50           3         2
                              EX970136       GARY ANTONELLI      EXPENSE                       16.50          3         3
                              EX970225       GARY ANTONELLI      EXPENSE                       12.92          5         1
                              EX970265       GARY ANTONELLI      EXPENSE                       40.80          5         4
Account Total                                                                                  83.99
          00053-473           EX970100       GARY ANTONELLI      EXPENSE                       5.30           2         4
                              EX970115       GARY ANTONELLI      EXPENSE                       10.90          3         2
                              EX970136       GARY ANTONELLI      EXPENSE                       1.10           3         3
                              EX970225       GARY ANTONELLI      EXPENSE                       0.55           5         1
                              EX970265       GARY ANTONELLI      EXPENSE                       14.00          5         4
Account Total                                                                                  31.85
          00053-493                                              FEDERAL EXPRESS               10.75          3         5
                                                                 FEDERAL EXPRESS               8.00           4         4
                                                                 FEDERAL EXPRESS               8.00           4         4
                                                                 FEDERAL EXPRESS F0307         8.00           6         4
Account Total                                                                                  34.75
          00053-573           EX970265       GARY ANTONELLI      EXPENSE                       56.25          5         4
Account Total                                                                                  56.25
          00053-613                                              941681                        524.01         5         3
                                                                 941681                        838.41         5         4
Account Total                                                                                  1362.42
Project Total                                                                                  43361.41
          00053-003 5C6513    4295 70502110  KEY PERSONNEL       DETAILER SERVICES, LYNNWOOD   840.00         3         3
                                             SERVICES
                              4315           KEY PERSONNEL       DETAILER SERVICES, LYNNWOOD   840.00         3         3
                                             SERVICES
                                                                 COLON INV 4329                -1000.00       5         1
                                                                 COLON INV 4356                -1000.00       5         1
                                                                 COLON INV 4364                -1000.00       5         1
                                                                 COLON INV 4337                -800.00        5         1
                                                                 DARDEN INV 4339               672.00         5         1
                                                                 DARDEN INV 4348               672.00         5         1
                                                                 DARDEN INV 4322               798.00         5         1
                                                                 DARDEN INV 4358               819.00         5         1
                                                                 DARDEN INV 4331               840.00         5         1
                                                                 DARDEN INV 4366               840.00         5         1
                              4383 70502110  KEY PERSONNEL       DETAILER SERVICES, LYNNWOOD   819.00         5         2
                                             SERVICES
                              4398 70502110  KEY PERSONNEL       DETAILER SERVICES, LYNNWOOD   840.00         5         4
                                             SERVICES
                              4405 70502110  KEY PERSONNEL       DETAILER SERVICES, LYNNWOOD   840.00         6         1
                                             SERVICES
                              4420 70502110  KEY PERSONNEL       DETAILER SERVICES, LYNNWOOD   840.00         6         4
                                             SERVICES
                              4425 70502110  KEY PERSONNEL       DETAILER SERVICES, LYNNWOOD   840.00         6         4
                                             SERVICES
                              4412C          KEY PERSONNEL       WIP MATERIAL                  -22.00         7         3
Account Total                                                                                  6678.00
          00053-083           1068           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           90.00          7         2
                              1069           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           45.00          7         3
Account Total                                                                                  135.00
          00053-113           4308 70502110  KEY PERSONNEL       DETAILER SERVICES, LYNNWOOD   504.00         3         3
                                             SERVICES
                              4307 70502110  KEY PERSONNEL       DETAILER SERVICES, KARL KNAPP 704.00         3         3
                                             SERVICES
                              4314 70502110  KEY PERSONNEL       DETAILER SERVICES, KARL KNAPP 880.00         3         3
                                             SERVICES
                              30949 60502785 TURBO TECHNOLOGY    DELIVERABLE OF FINAL AERO DES 1870.00        3         4
                    AL0200252 70502181       MCS/COMPUTERLAND    HP COLOR PRINT CARTRIDGE #HP  55.00          4         1
                    AL0200252 70502181       MCS/COMPUTERLAND    COLOR TRANSPARENCIES FOR HP   98.00          4         1
                              4321 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         4         1
                              4320 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, DONALD CO  1000.00        4         1
                              30963 60502785 TURBO TECHNOLOGY    DETAILED DRAWINGS FOR THE TU  2720.00        4         1
                              30963 60502785 TURBO TECHNOLOGY    DELIVERABLE OF FINAL AERO DES 5400.00        4         1
                              4338 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 704.00         4         1
                              4347 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 704.00         4         3
                              4337 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, DONALD CO  800.00         4         3
                              4330 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         4         3
                              4329 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, DONALD CO  1000.00        4         3
                              4356 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, DONALD CO  1000.00        4         3
                              4357 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         4         4
                              4365 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         4         4
                              4364 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, DONALD CO  1000.00        4         4
                                                                 COLON INV 4320                -1000.00       5         1
                              4374 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 847.00         5         1
                              4382 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         5         2
                              4390 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, LYNNWOOD   819.00         5         3
                              4397 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         5         4
                              4404 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         6         1
                                                                 REV ACCR ENTRY FY'96          -5400.00       6         4
                              4413 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, LYNNWOOD   840.00         6         4
                              4419 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 869.00         6         4
                              4412 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         6         4
                              4424 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         6         4
                              4411 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, DONALD CO  1000.00        6         4
                              4430 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 858.00         6         5
                              4437 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 880.00         7         1
                              31047 60502785 TURBO TECHNOLOGY    DELIVERABLE OF RESULTS OF FINI5400.00        7         1
Account Total                                                                                  31472.00
          00053-173           EX970266       GARY ANTONELLI      EXPENSE                       75.33          5         4
                              EX970282       JOHN MEACHER        EXPENSE                       1078.76        5         4
Account Total                                                                                  1154.09
          00053-273           EX970282       JOHN MEACHER        EXPENSE                       5.10           5         4
                              EX970266       GARY ANTONELLI      EXPENSE                       12.85          5         4
Account Total                                                                                  17.95
          00053-473           EX970282       JOHN MEACHER        EXPENSE                       12.00          5         4
Account Total                                                                                  12.00
          00053-573           EX970282       JOHN MEACHER        EXPENSE                       46.45          5         4
Account Total                                                                                  46.45
Project Total                                                                                  39515.49
          00053-003 5C6513    102            DUNNE, JOHN L.      WIP MATERIAL                  4128.00        8         4
Account Total                                                                                  4128.00
          00053-083           1060           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1665.00        5         3
                              1061           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1417.50        5         4
                              1063           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           472.50         6         2
                              1064           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           292.50         6         3
                              1065           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           913.50         6         4
                              1066           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1102.50        6         5
                              1067           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           900.00         7         1
                              1068           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           562.50         7         2
                              1069           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           180.00         7         3
                              101 70505010   DUNNE, JOHN L.      CONSULTING SERVICES (DESIGN   3440.00        7         3
                              1070           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           1080.00        7         4
                              1073           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           292.50         8         3
                              1074           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           562.50         8         4
Account Total                                                                                  12881.00
          00053-113           L797           CASH                WIP MAT PURCH PARTS           96.29          3         2
                         435830-00 70507175  NEWARK ELECTRONICS  ENCODER CODEWHEEL FOR HP M    22.87          4         2
                         435830-00 70507175  NEWARK ELECTRONICS  ENCODER CODEWHEEL FOR HP M    25.90          4         2
                              4466 70502110  KEY PERSONNEL SER.  DETAILER SERVICES, KARL KNAPP 726.00         7         4
                              4461 70502110  KEY PERSONNEL SER.  KARL KNAPP AT $22.00/HR. FROM 847.00         7         4
                              4450 70502110  KEY PERSONNEL SER.  KARL KNAPP AT $22.00/HR. FROM 858.00         7         4
                              4442 70502110  KEY PERSONNEL SER.  KARL KNAPP AT $22.00/HR. FROM 880.00         7         4
                              4472 70502110  KEY PERSONNEL SER.  KARL KNAPP AT $22.00/HR. FROM 880.00         8         2
                              4488 70502110  KEY PERSONNEL SER.  KARL KNAPP AT $22.00/HR. FROM 682.00         8         4
                              4481 70502110  KEY PERSONNEL SER.  KARL KNAPP AT $22.00/HR. FROM 792.00         8         4
Account Total                                                                                  5810.06
          00053-493                                              FEDERAL EXPRESS               7.91           8         1
Account Total                                                                                  7.91
Project Total                                                                                  22826.97
          00053-003 5C6513    1047           ENGI-NUITY ASSOC.   WIP MATERIAL                  427.50         2         1
                              1048           ENGI-NUITY ASSOC.   WIP MATERIAL                  427.50         2         2
                              1049           ENGI-NUITY ASSOC.   WIP MATERIAL                  225.00         2         3
                              1051           ENGI-NUITY ASSOC.   WIP MATERIAL                  180.00         3         1
                              1052           ENGI-NUITY ASSOC.   WIP MATERIAL                  90.00          3         2
Account Total                                                                                  1350.00
          00053-083           1068           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           180.00         7         2
Account Total                                                                                  180.00
Project Total                                                                                  1530.00
          00053-113 5C6513                                       UPS                           6.74           2         2
                              CM609372       DWYER INSTRUMENTS   WIP MAT PURCH APRTS           -574.00        2         3
                                                                 FEDERAL EXPRESS               35.15          2         3
                         8436690B  70507046  RICHEY/DEANCO, INC. EJECTOR LATCH                 4.90           2         4
                         8436690B  70507046  RICHEY/DEANCO, INC. STRAIN RELIEF                 5.40           2         4
                         8436690B  70507046  RICHEY/DEANCO, INC. STRAIN RELIEF                 17.08          2         4
                         8436690A  70507046  RICHEY/DEANCO, INC. HEADER, STRAIGHT PIN, 16 PIN  44.34          2         4
                         131047-02 70507052  NEWARK ELECTRONICS  RESISTOR NETWORK, 100K OHMS   45.32          2         4
                         8436690B  70507046  RICHEY/DEANCO, INC. CONNECTOR, SOCKET 16 PIN      57.00          2         4
                         8436690B  70507046  RICHEY/DEANCO, INC. HEADER, STRAIGHT, 30 PIN      73.60          2         4
                         8436690B  70507046  RICHEY/DEANCO, INC. CONNECTOR, SOCKET, 30 PIN     115.20         2         4
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, BLACK    32.50          3         2
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, BLUE     32.50          3         2
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, BROWN    32.50          3         2
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, GRAY     32.50          3         2
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, GREEN    32.50          3         2
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, ORANGE   32.50          3         2
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, PURPLE   32.50          3         2
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, RED      32.50          3         2
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, YELLOW   32.50          3         2
                         127156    70507080  ADIRONDACK ELECTRONICS  JACK, INSULATED, WHITE    36.00          3         2
                         8436690C  70507046  RICHEY/DEANCO, INC. CABLE ASSY. 16 CONDUCTOR, RIB 526.37         3         2
                         10608     70507040  MATRIX CORPORATION  CONNECTORS & HOUSING          155.44         4         4
                         10608     70507040  MATRIX CORPORATION  INTERFACE BOARD               425.00         4         4
                         10608     70507040  MATRIX CORPORATION  MASTER SCANNER                975.00         4         4
                         10608     70507040  MATRIX CORPORATION  SWITCH MODULE                 350.00         4         4
                         8498301   70507240  RICHEY/DEANCO, INC. STRAIN RELIEF                 4.95           5         3
                         8498301   70507240  RICHEY/DEANCO, INC. EJECTOR LATCH                 12.83          5         3
                         8498301   70507240  RICHEY/DEANCO, INC. HEADER, STRAIGHT, 30 PIN      40.20          5         3
                         8498301   70507240  RICHEY/DEANCO, INC. CONNECTOR, SOCKET, 30 PIN     63.00          5         3
                         39703     70507238  LMC-CADEX, INC.     PHOTOPLOTS, PER MTI DWG. 883C 45.00          6         5
                         223776-00 70502385  NEWARK ELECTRONICS  SOCKET                        106.91         6         5
                         78908     70502389  PICO ELECTRONICS    CONVERTER DC/DC INPUT 12VDC   274.94         6         5
                         39703     70507238  LMC-CADEX, INC.     PHOTOPLOTS, PER MTI DWG. 883C 378.00         6         5
                         300997    70502390  FUTURE ELECTRONICS  IC,ISOLATION AMPLIFIER        162.75         7         1
                         18774     70507267  TAMPA PRINTED CIRCUIT PC BOARD PER MTI DWG. 883C412 200.00       7         2
                         18773     70507267  TAMPA PRINTED CIRCUIT FOR MFG. OF PRINTED CIRCUIT BO 434.25      7         2
                         18773     70507267  TAMPA PRINTED CIRCUIT PC BOARD PER MTI DWG. 883E401 1787.50      7         2
Account Total                                                                                  9101.37
          00053-893      970207    70507249  MC ENVIRONMENTAL SER CLEAN & DECONTAMINATE (2) TES 2620.00       6         2
Account Total                                                                                  2620.00
Project Total                                                                                  11721.37
          00053-003 5C6513                                       FEDERAL EXPRESS               8.00           1         4
                                                                 941582                        145.86         4         3
                              L1597          CASH                WIP MATERIAL                  11.34          5         4
Account Total                                                                                  165.20
          00053-083      97-0411C            ROY M. HARWELL, JR. WIP MAT CONSULTANTS           -1500.00       8         2
                         97-0411 70505011    HARWELL, JR., ROY   CONSULTING SERVICES (ONE DAY) 1500.00        8         2
                         97-0411CA           HARWELL, JR., ROY   WIP MAT CONSULTANTS           -1500.00       8         3
                         97-0411A            ROY M. HARWELL, JR. WIP MAT CONSULTANTS           1500.00        8         3
Account Total                                                                                  0.00
          00053-113      100996 70502052     EMERLE GRINDING     MODIFY 5/64" DIA.MILLING CUT  40.00          1         3
                         093096 60502822     EMERLE GRINDING     MODIFY 7/64" DIA.END MILLS PE 40.00          1         3
                         6771144 70502033    MSC INDUSTRIAL      5/64" DIA DOUBLE END, 2 FLUTE 42.01          1         3
                                                SUPPLY C
                         118499 60507505     GALBRAITH           ANALYZE SAMPLES FOR PLATINUM  70.00          1         4
                                                LABORATORIES
                         55817  60502799     R.D.SPECIALTIES INC. WIRE COATING RODS,SIZES #14  103.08         1         4
                         08533  70502034     ADVANCED MANUF.     PLATE FORM, 2 PATH            250.00         1         4
                         08533  70502034     ADVANCED MANUF.     PLATE FORM, 2 PATH            250.00         1         4
                         08533  70502034     ADVANCED MANUF.     PLATE FORM,INCLUDED IS SKC93  250.00         1         4
                         08533  70502034     ADVANCED MANUF.     PLATE FORM,INCLUDED IS SKC93  250.00         1         4
                         5409   60502818     AAA-ACME RUBBER CO. SHEET 1/32"THK.X36" W X 144"  531.00         1         4
                         9614479 70507018    E-TEK, INC.         CARBON, SIZE 28.5CM X 35.5CM, 1315.28        1         4
                         SD89878 60502802    WALL COLMONOY CORP  BRIGHT ANNEAL/SINTER SUPPLIE  300.00         2         1
                         SD89878 60502802    WALL COLMONOY CORP  BRIGHT ANNEAL/SINTER LAMINAT  320.25         2         1
                                                                 FEDERAL EXPRESS               5.95           2         2
                         1267   60502746     AUTOMATED DYNAMICS  6"X6"X1"THK,PPS/AS-4C CARBON  4550.00        2         2
                         1529969 70502129    MCMASTER CARR       NATURAL LATEX SHEETING, 014"T 4.67           2         4
                         1529969 70502129    MCMASTER CARR       12"X12"X1/16" NEOPREME SHE    7.32           2         4
                         1529969 70502129    MCMASTER CARR       NITRILE(BUNA-N)SHEET,36"X     13.18          2         4
                         961021  70502117    FUEL CELL           4"X4"X.5" BLOCK               216.00         3         2
                                               TECHNOLOGIES
                         11154  70502139     PIERCE ALUMINUM CO  ALUMINUM PLATES 5083-H321,1"  550.00         3         2
                         08597  70502089     ADVANCED MANUF.     MACHINE ANODE PLATE PER MAR   260.00         3         3
                         08597  70502089     ADVANCED MANUF.     MACHINE CATHODE PLATE PERM    260.00         3         3
                         768549              AWESCO              WIP MAT PURCH PARTS           3.60           3         4
                         780966              AWESCO              WP MAT PURCH PARTS            3.60           3         4
                         775052              AWESCO              WP MAT PURCH PARTS            3.72           3         4
                         016874327 70507138  W.W. GRAINGER, INC. HAND NOTCHER                  28.12          3         4
                         784695  70502135    AWESCO              GAS MIXTURE:74% UHP HYDROGE   125.00         3         4
                         9614535 70507111    E-TEK, INC.         CATALYST, 20% PLATINUM ON VUL 287.00         3         4
                         9614559 70507131    E-TEK, INC.         CATALYST, 20% PT/C ON VULCAN  574.00         3         4
                         9614562 70507028    E-TEK, INC.         CARBON, SIZE W/A 4.2MG/CM-2   9642.24        3         4
                         122696  7050220     AAA-ACME RUBBER CO.                               26.00          3         5
                         122696  70502200    AAA-ACME RUBBER CO. #2740-33 SILICONE RUBBER SHEE 40.00          3         5
                         9614577 70507028    E-TEK, INC.         CARBON, SIZE W/A 4.2MG/CM-2   8035.20        4         1
                         1244900 70502082    DUPONT COMPANY      NAFION 112,H+ FORM CUT TO 9.2 23483.00       4         1
                                                                 UPS                           3.34           4         2
                         157573  7050184     ROBERT MCKEOWEN CO. SILICONE ELASTOMER, 2# KIT,PA 58.96          4         2
                         011397  70502215    CAMBRIDGE-LEE       COPPER ALLOY C145,3/4'THK X   174.00         4         2
                                               INDUSTRIES
                         9714583 70507028    E-TEK, INC.         CARBON, SIZE W/A 4.2MG/CM-2   9642.24        4         2
                         1955106 70502147    MCMASTER CARR       .008"THK.X 42" W,             9.99           4         3
                                                                    NATURAL LATEX
                         1955106 70502147    MCMASTER CARR       0.10" THK.X 42" W.            11.52          4         3
                                                                    NATURAL LATEX
                         1955106 70502147    MCMASTER CARR       .012:THK.X 42" W              16.45          4         3
                                                                    NATURAL LATEX
                         08726   70502206    ADVANCED MANUF.     CUT COUPON FROM 316 STN. STL. 25.00          4         3
                         08726   70502206    ADVANCED MANUF.     CUT COUPON FROM NICKEL-LAT    25.00          4         3
                         783836  70502145    AWESCO              NITROGEN,HIGH PURITY,K-SIZE   70.00          4         3
                         2994294 70507211    MCMASTER CARR       SHAFT COLLAR,3/8"ID X 3/4'OD  4.62           4         4
                         2994294 70507211    MCMASTER CARR       BRG,NYLON SLV.,LANGE,5/8" 3/  4.91           4         4
                         787118              AWESCO              WIP MAT PURCH PARTS           8.88           4         4
                         96-1002-00 70502077 LONG ISLAND METAL FORM  HYDROFORM SMAPLE PLATES   225.75         4         4
                         9714695 70507028    E-TEK, INC.         CARBON,SIZE W/A 4.2MG/CM-2    7499.52        4         4
                         1479131 70502232    SEALING DEVICES INC 5 MIL THK,NO ADHESIVE,24" W   43.64          5         1
                         1479901 70502254    SEALING DEVICES INC .010" THK X 24" WIDE          70.00          5         2
                         1479557 70502232    SEALING DEVICES INC 10 MIL THK.NO ADHESIVE,24" W  81.45          5         2
                         122224  70502192    GALBRAITH           PRVIDE PLATINUM ALANYSIS OF   145.00         5         2
                                               LABORATORIES
                         9714611 70507028    E-TEK, INC.         CARBON, SIZE W/A 4.2MB/CM-2   9106.56        5         2
                         010046  70502237    VALLEY GAGE CO,INC  ALUMINUM SAMPLE PIECE FOR PR  580.00         5         3
                         000221  70502263    YARR ENGINEERING    DIE PLATE, 2 PATH PLATE FOR   650.00         5         3
                         010046  70502237    VALLEY GAGE CO,INC  ELECTRODE - 2PATH PLATE FOR   1077.66        5         3
                         9714624 70507256    E-TEK, INC.         CATALYST, 20% PLATINUM ON VUL 287.00         5         4
                         9714617 70507028    E-TEK, INC.         CARBON, SIZE W/A 4.2MB/CM-2   21427.20       5         4
                                                                 FEDERAL EXPRESS               8.00           6         1
                                                                 FEDERAL EXPRESS               12.50          6         1
                         3D0015  70502278    ULBRICH STELL       316L STN.STL.STRIP .004" THK  300.32         6         1
                                                 STAINLESS
                         987     70502287    SOLUTION TECHNOLOGY 10% NAFION SOLUTION 1100WE,5  685.00         6         2
                         08933   70502328    ADVANCED MANUF.     PLATE PER DWG #883C073-REV.A  720.00         7         1
                         08933   70502328    ADVANCED MANUF.     PLATE PER DWG #883C073-REV.A  720.00         7         1
                         08933   70502328    ADVANCED MANUF.     PLATE PER DWG #883C073-REV.A  720.00         7         1
                         08933   70502328    ADVANCED MANUF.     STAINLESS STEEL PLATE PER DW  720.00         7         1
                         97-0411             ROY M. HARWELL JR.  WIP MAT PURCH PARTS           1500.00        7         1
                         010148C             VALLEY GAGE CO,INC. WIP MAT PURCH PARTS           -12.25         7         2
                         010149C             VALLEY GAGE CO,INC. WIP MAT PURCH PARTS           -12.25         7         2
                         010148  70502383    VALLEY GAGE CO,INC. ELECTRODE #1, 2 PATH PLATEFO  1225.00        7         2
                         010149  70502383    VALLEY GAGE CO,INC. ELECTRODE #2, 2 PATH PLATEFO  1225.00        7         2
                                                                 FEDERAL EXPRESS               19.80          7         3
                         29817   70507333    AIN PLASTICS        TEFLON TAPE,.008"X8"X36 YDS   244.24         7         3
                                                                 FEDERAL EXPRESS               10.71          7         4
                                                                 FEDERAL EXPRESS               22.75          7         4
                         L00182              ALBANY AIRPORT      WIP MAT PURCH PARTS           61.05          7         4
                                                COMFORT
                         6469729 70507375    FISHER SCIENTIFIC   TETRABUTYLAMMONIUM HYDROXI    130.45         7         4
                         970266  70502291    SCHENECTADY M&P LAB METALLURGICAL MOUNTS FROM     32700          7         4
                         230933  70507372    ALBANY VALVE        ADAPTER,1/8"FNPT TO 1/4" SWA  27.65          8         1
                                               & FITTING CO
                         799050              AWESCO              WIP MAT PURCH PARTS           40.32          8         1
                         793101              AWESCO              WIP MAT PURCH PARTS           44.64          8         1
                         805216              AWESCO              WIP MAT PURCH PARTS           44.64          8         1
                         125342  70502192    GALBRAITH           PROVIDE PLATINUM ALANYSIS OF  74.00          8         1
                                                LABORATORIES
                         Y884035 70507387    KAMAN INDUSTRIAL    INSULATING VARNISH,RED,AERO   15.56          8         2
                         050897  70507400    MASTER BOND, INC.   SILICONE, 3 OX. TUBE          112.00         8         2
                         051697  70507410    UNIQUE WIRE WEAVING                               8.55           8         3
                         000228  70502422    YARR ENGINEERING    MODIFY EXISTING INVERSE DIE   20.00          8         3
                         051697  70507410    UNIQUE WIRE WEAVING SCREEN, PLAIN WEAVE, 316SS,.0 75.60          8         3
                         000228  70502422    YARR ENGINEERING    DIE PLATE 1,2 PATH,50 SQ.CM P 650.00         8         3
                         000228  70502422    YARR ENGINEERING    DIE PLATE 2,2 PATH,50 SQ.CM P 650.00         8         3
                         6382896 70507405    MCMASTER CARR       SHIM STOCK ASSORTMENT,6"X12"  40.30          8         4
                         6382896 70507405    MCMASTER CARR       SHIM STOCK,316 SS,12"X12"X    45.23          8         4
                         08926   70502328    ADVANCED MANUF.     PLATE PER DWG,#883C115-REV.A  720.00         8         4
                         08926   70502328    ADVANCED MANUF.     PLATE PER DWG,#883C115-REV.A  720.00         8         4
Account Total                                                                                  115054.72
          00053-173      EX970244            GARRY SMITH         EXPENSE                       52.11          5         3
                         EX970283            GARY ANTONELLI      EXPENSE                       83.16          5         4
                         EX70304             GARY ANTONELLI      EXPENSE                       97.47          6         1
                         EX970321            GARY ANTONELLI      EXPENSE                       98.01          6         2
                         EX970367            GARY ANTONELLI      EXPENSE                       58.05          6         5
                         EX970366            GARY ANTONELLI      EXPENSE                       68.31          6         5
                         L2097               CASH                WIP MAT T&L TRANS             24.84          7         1
                         EX970383            GARRY SMITH         EXPENSE                       52.11          7         2
                         EX970382            GARY ANTONELLI      EXPENSE                       100.17         7         2
                         EX970446            GARY ANTONELLI      EXPENSE                       91.53          8         2
                         L2697               CASH                WIP MAT T&L TRANS             8.10           8         4
                         L2697               CASH                WIP MAT T&L TRANS             9.26           8         4
Account Total                                                                                  743.12
          0053-273       EX970244            GARRY SMITH         EXPENSE                       3.10           5         3
                         E5X22970283         GARY ANTONELLI      EXPENSE                       20.03          5         4
                         EX970304            GARY ANTONELLI      EXPENSE                       18.59          6         1
                         EX970321            GARY ANTONELLI      EXPENSE                       20.45          6         2
                         EX970366            GARY ANTONELLI      EXPENSE                       9.36           6         5
                         EX970367            GARY ANTONELLI      EXPENSE                       15.68          6         5
                         EX970382            GARY ANTONELLI      EXPENSE                       27.00          7         2
                         EX970446            GARY ANTONELLI      EXPENSE                       16.02          8         2
Account Total                                                                                  130.23
          00053-373      EX970382            GARY ANTONELLI      EXPENSE                       19.00          7         2
Account Total                                                                                  19.00
          00053-473      EX970244            GARRY SMITH         EXPENSE                       1.10           5         3
                         EX970283            GARY ANTONELLI      EXPENSE                       1.10           5         4
                         EX970304            GARY ANTONELLI      EXPENSE                       10.60          6         1
                         EX970321            GARY ANTONELLI      EXPENSE                       10.60          6         2
                         EX970366            GARY ANTONELLI      EXPENSE                       1.10           6         5
                         EX970367            GARY ANTONELLI      EXPENSE                       1.10           6         5
                         EX970383            GARRY SMITH         EXPENSE                       1.10           7         2
                         EX970382            GARY ANTONELLI      EXPENSE                       10.60          7         2
                         EX970446            GARY ANTONELLI      EXPENSE                       10.60          8         2
Account Total                                                                                  47.90
          00053-493                                              UPS                           3.65           1         3
                                                                 FEDERAL EXPRESS               8.00           3         5
                                                                 FEDERAL EXPRESS               17.75          3         5
                                                                 FEDERAL EXPRESS               18.20          3         5
                                                                 UPS                           3.16           6         4
                                                                 FEDERAL EXPRESS F0307         8.00           6         4
                                                                 FEDERAL EXPRESSF0314          12.75          6         4
                                                                 FEDERAL EXPRESSF0307          16.93          6         4
                                                                 FEDERAL EXPRESSF0314          51.85          6         4
                                                                 UPS                           3.16           7         3
Account Total                                                                                  143.45
          00053-613                                              941582                        583.45         4         3
                                                                 941851                        645.78         4         4
                                                                 941582                        1061.94        4         4
                                                                 941581                        2.42           5         2
                                                                 941582                        13.61          5         2
                                                                 941581                        95.31          5         4
                                                                 SHOPXX.94190.2                104.80         7         4
                                                                 SHOPXX.94190.1                197.09         7         4
                                                                 SHOPXX.94190.1                386.67         7         4
                                                                 SHOPXX.94190.1                50.00          8         1
Account Total                                                                                  3141.07
          0053-893       33352   70507117    C.B.KAUPP & SONS INC PERFORM PROCESS DEVELOPME    865.00         6         3
                         33450   70507117    C.B.KAUPP & SONS INC PERFORM PROCESS DEVELOPME    1860.00        8         2
Account Total                                                                                  2725.00
          00053-993      3277                GERSHONS            WIP MAT ALL OTHER             59.75          7         2
Account Total                                                                                  59.75
Project Total                                                                                  122229.44
          00053-083      5C6513 1070         ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           112.50         7         4
Account Total                                                                                  112.50
          00053-113      1355377 70502060    REID TOOL SUPPLY CO .250"DIA. FIXTURE BALL,PLAIN  309.04         1         4
                         228391 70502126     ALBANY VALVE        MALE CONNECTOR, SWAGELOK      34.72          2         4
                                               & FITTING CO
                         964333 70502055     ROBINSON FIN        CORROGATED FIN STOCK, 7" W/D  1081.01        2         4
                                               MACHINE INC.
                         535920 70502127     MOORE PRODUCTS CO.  VALVE SPRING                  1.50           3         4
                         535920 70502127     MOORE PRODUCTS CO.  DIFF SPRING                   3.60           3         4
                         535920 70502127     MOORE PRODUCTS CO.  CLEANING WIRE                 6.15           3         4
                         535920 70502127     MOORE PRODUCTS CO.  VALVE SPRING                  9.30           3         4
                         535920 70502127     MOORE PRODUCTS CO.  RETAINING NUT                 16.36          3         4
                         535920 70502127     MOORE PRODUCTS CO.  TOP DIAPHRAGM ASSY.           39.00          3         4
                         535920 70502127     MOORE PRODUCTS CO.  RESTRICTION SCREW             50.25          3         4
                         475919 70507074     OMEGA ENGINEERING   CONNECTORS,MINATURE,TYPE N    53.12          3         4
                         535920 70502127     MOORE PRODUCTS CO   EXHUST DIAPHRAGM              78.00          3         4
                         475919 70507074     OMEGA ENGINEERING   JACK PANEL,19"W/MINIATURE C   91.20          3         4
                         475919 70507074     OMEGA ENGINEERING   WIRE, THERMOCOUPLE, TYPE J    121.46         3         4
                         459476-00 70507086  NEWARK ELECTRONICS  CABLE, 4 CONDUCTOR,25 GA.,DO  33.54          4         3
                         1043260-01          KRACKELER
                              70507186         SCIENTIFIC INC.   CADMIUM OXIDE POWDER,J.T.BA   235.40         4         4
                         16586270 70507246   VWR SCIENTIFIC      BORUNDUM CYLINDER,SIZE 1/2"S  66.05          5         4
                         16586270 70507246   VWR SCIENTIFIC      BORUNDUM CYLINDER,SIZE 13/16" 66.05          5         4
                         16586270 70507246   VWR SCIENTIFIC      MILL JAR, ROALOX,BURUNDUM-F   121.00         5         4
                         16850757 70502258   GATEWAY 2000        EPSON STYLUS 200 COLOR INKJET 356.50         5         4
                         16850757 70502258   GATEWAY 2000        GATEWAY P5-133 SYSTEM,SAME A  1742.00        5         4
                         16586281 70507246   VWR SCIENTIFIC      GASKETS,FOR ROALOX MILL JARS  4.80           6         2
                         1680757C 70502258   GATEWAY 2000        GATEWAY P5-133 SYSTEM,SAME A  -1742.00       6         3
                         1680757C 70502258   GATEWAY 2000        EPSON STYLUS 200 COLOR INKJET -346.50        6         3
                         1680757A 70502258   GATEWAY 2000        EPSON STYLUS 200 COLOR INK JE 204.00         6         3
                         16586290 70507246   VWR SCIENTIFIC      MILL,JAR,GENERAL UTILITY,"1   1109.00        6         3
                         16850757A 70502258  GATEWAY 2000        GATEWAY P5-133 SYSTEM,SAME A  1924.00        6         3
                         L1997               CASH                WIP MAT PURCH PARTS           9.71           6         5
                         08902  70502372     ADVANCED MANUF.     TEST PIECE PER DWG.#883C085-  195.00         6         5
                         231003 70507377     ALBANY VALVE        NEEDLE VALVE                  77.44          8         1
                                               & FITTING CO.
                         66069  70507378     SOLBERG MFG. CO.    FILTER, INTAKE                79.82          8         1
                         AY54118 70507364    APPLIED INDUSTRIAL  BELT,HTD FOR 19.53D.C.,USING  82.21          8         1
                                               TECH.
                         932488345 70507376  W.W. GRAINGER,INC.  SITE GLASS, IN LINE, 1" NPT   103.58         8         1
                         73340  70507390     CONGRESS GAS & OIL  10W40 SE, LUBRICATION OIL (1) 32.24          8         2
                         131563 70507389     BARNANT COMPANY     FLOWMETER, 150-MM, 316 SS, W/ 219.34         8         4
                         7046   70502414-1   OPCON AUTOROTOR AB  COMPRESSOR #0A1050 PER OPC    3200.00        8         4
                         68486  70502133     SL-MONTEVIDEO       REVISED TO CANCEL THE ENTIRE  11400.00       8         4
                                               TECHNOLOGY
                         68485  70502133     SL-MONTEVIDEO       REVISED TO CANCEL THE ENTIRE  13208.00       8         4
                                               TECHNOLOGY
Account Total                                                                                  34265.99
          00053-493                                              FEDERAL EXPRESS               21.20          3         5
Account Total                                                                                  21.20
          00053-613                                              SHOPXX.941701                 104.80         6         5
                                                                 SHOPXX.94198.1                209.60         8         1
                                                                 SHOPXX.94200.1                386.67         8         1
                                                                 SHOPXX.94200.1                296.36         8         2
                                                                 SHOPXX.94198.1                640.20         8         2
                                                                 SHOPXX.94199.1                744.87         8         2
                                                                 SHOPXX.941197.1               824.33         8         2
                                                                 SHOPXX.94201.1                190.62         8         3
                                                                 SHOPXX.941200.1               269.82         8         3
                                                                 SHOPXX.941197.1               133.50         8         4
Account Total                                                                                  3800.77
Project Total                                                                                  38200.46
          00053-113 5C6513 291186-00 7050125 NEWARK ELECTRONICS  IC, CONDITIONER, TYPE J
                                                                   THERMO                      36.12          3         4
                         198024 70508120     DATEL INC.          IC, DC/DC CONVERTER,3 WATT,D  91.52          3         4
                         8456568A 70507121   RICHEY/DEANCO, INC. CABLE ASSY., 6 CONDUCTOR,8"L  128.33         4         1
                         1338    70507122    MOXLEY SKAN-MATIC   SCANNER,HIGH SPEED RELFECTIVE 1267.50        4         1
                         557885 70507155     FUTURE ELECTRONICS  PRESSURE SENSOR, 0-100 PSID   53.40          4         3
                         8487979A 70507214   RICHEY/DEANCO,INC.  CABLE STRIP,4 COND.,SGLE END  163.90         5         2
                         3751535 70507250    MCMASTER CARR       VACUUM PUMP, 2HP,LIQUID RIN   1170.93        5         4
                         598451 70507155     FUTURE ELECTRONICS  PRESSURE SENSOR, 0-14.5 PSID  56.40          6         1
                         557885C 70507155    FUTURE ELECTRONICS  PRESSURE SENSOR, 0-100 PSID   -53.40         8         2
                         557885 70507155     FUTURE ELECTRONICS  PRESSURE SENSOR, 0-14.5 PSID  53.40          8         2
Account Total                                                                                  2968.10
Project Total                                                                                  2968.10
          00053-083 5C6513    1059           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           225.00         5         2
                              1071           ENGI-NUITY ASSOC.   WIP MAT CONSULTANTS           270.00         8         1
Account Total                                                                                  495.00
          00053-173           EX970275       JOHN MEACHER        EXPENSE                       602.00         5         4
                              EX970281       JOHN MEACHER        EXPENSE                       766.00         5         4
                              EX970413       JOHN MEACHER        EXPENSE                       681.00         8         1
Account Total                                                                                  2049.00
          00053-273           EX970281       JOHN MEACHER        EXPENSE                       5.00           5         4
                              EX970413       JOHN MEACHER        EXPENSE                       4.15           8         1
Account Total                                                                                  9.15
          00053-473           EX970275       JOHN MEACHER        EXPENSE                       6.00           5         4
                              EX970281       JOHN MEACHER        EXPENSE                       6.00           5         4
Account Total                                                                                  12.00
          00053-493                                              FEDERAL EXPRESS               12.50          3         5
Account Total                                                                                  12.50
          00053-573           EX970275       JOHN MEACHER        EXPENSE                       114.00         5         4
Account Total                                                                                  114.00
Project Total                                                                                  2691.65
Division/Section Total                                                                        -334415.05
Report Total                                                                                  -334415.05

MATERIAL IN SECURE GOVERNMENT ROOM

1.      Computer, Gateway w/Monitor and Color Printer             $1873 + $179
	Government Tag 6255
	P. O. #70502258 SC6513 0550-46150

2.      125-Z Extruded Teflon Tape                                108 yds.
	P. O. #70502514 5C6513 0550-46150

3.      Nafion 112 H+Formcut                                      Qty. 475
        P. O. #70502082 5C6513 0550-46150                         Sheets

4.      Cadmium Oxide                                             Qty. 1
        P. O. #70507186   0550-46150                              Bottle

5.      Alum. Alloy 7075-T6 AMS 4126A                             Qty. 4
	P. O. 70502246 5C6513 0550-46150

6.      DC/DC Converter                                           Qty. 3
	P. O. #70502389 5C6513 0550-46150

7.      Analog Device Socket                                      Qty. 1
	P. O. #70502385 5C6513 0550-46150

8.      Amplifier, Isolation                                      Qty. 1
	P. O. #70502390   5C6513 0550-46150

9. 	Pressure Sensor
	P. O. #70507155   5C6513   0550-46150-9

10. 	Pressure Switch
        P. O. #70507155   5C6513   0550-46150-9

11.     Pressure Sensor                                           Qty. 2
	P. O. #70507155   5C6513   0550-46150

12.     High Speed Scanner                                        Qty. 1
	P. O. #70507122   5C6513   0550-46150-9

13.     Motorola Pressure Sensor                                  Qty. 3
	P. O. #70507155   5C6513   0550-46150-9

CONFIDENTIAL
14.     BWR 5/2 iC, DC Converter                                  Qty. 2
	P. O. #70507120   5C6513   0550-46150

15.     Cable Strip C5525 6 Cord                                  Qty. 9
	P. O. #70507214 5C6513 0550-46150-9

MTI  FABRICATION  EQUIPMENT

Inventory of MTI Fabrication Equipment

Machine/Equipment             Quantity            Performance Characteristics/
                                                            Limits
Miller Welding Unit           1                   Hell Avc, TIG
Miller Welding Unit           1                   Syncrowave 300, TIG
Miller Welding Unit           1                   Deltawave, MIG
Untek Welding Unit            1                   Spot, 100 W-sec
Weldamatic Welding Unit       1                   Spot, 160 W-sec
Greenerd Press                1                   Hand arbor
Annapolis Press               1                   5-ton utility
Press                         1                   75-ton utility
Balancing Machine             1                   Microbalance, to 4 in. Idameter x 36
                                                  in. Long: 50 lb
Crane                         1                   5-ton traveling
Crane                         2                   2-ton jio
Crane                         1                   1-ton A-frame
Crane                         1                   5-ton A-frame
Baker Fork Truck              1                   830PL 2740 lb
Webb Engine Lathe             1                   17 x 120 in. with GAP
Webb Engine Lathe             1                   17 x 40 in. with GAP
Webb Engine Lathe             2                   15 x 60 in.
Monarch Tool Room Lathe       1                   EE 10 x 40 in.
Hardinge Tool Room Lathe      1                   10 x 18 in.
Hardinge Second Operation
Lathe                         2                   DV59
Feeler Precision Lathe        1                   10 in.
Bridgeport Vertical Mill      2                   10 x 48 in.
Alliant Vertical Mill         2                   Vertical with digital readout
Bridgeport Mill               1                   10 x 48 in. Line-A-Mill
Cincinnati Mill               1                   12 x 48 in. Tool Master
Millport Mill                 1                   Vertical
Brown & Sharp Grinder         1                   14 x 48 in. Universal 0D-1D
Landis Surface Grinder        1                   No. 1-1/2
Do-All Tool Grinder           1                   - -
Baldor Bench Grinder          1                   - -
Houdale Powermatic Sander     1                   - -
Darex Drill Sharpener         1                   - -
MAAS Radial Drill             1                   5-lt arm
Rockwell Drilling Machine     1                   1/2-in. Caoacity
Do-All Saw                    1                   18-in throat 8-in height capacity
Wells Cut-Off Saw             1                   6 x 12 in. capacity
Everett Abrasive Cut-Off Saw  1                   16 in.
Hauser Jig Borer              1                   Model 5: 24 (H) x 29 (L) x 24 (D) in:
                                                  5 hp
Borce Coordinate Measuring
Machine                       1                   Model 401: 24 x 36
                                                  x 22 in. to 0.0003-in. accuracy
Pnemu-Canon Pronometer        1                   Model 5500
J & L Optical Comparator      1                   14 in.
Talysurf Surface Roughness    1                   Model 4
Bench Hardness Toster         1                   Rockwell A,j B, C, D, E, and F
                                                  superificial
EQUOTIP Portable Hardness
Tester                        1                   - -
Shore A Durometer             1                   - -
Federal Air Gage              1                   8000:1
Federal Air Gage              1                   2500:1
Inspection Light              1                   Optical flat and monochromatic



16.       Cable Assembly C55-6                               Qty. 9
          P.O. #70507121   5C6513   0550-46150

-         6389K45)  Nylon                                    Qty. 8
          6432K14)  Sleeve                                   Qty. 2
          P. O. #70507211  5C6513   0550-46150

18.       250 dia. Fixture Ball                              Qty.14
          P. O. #70502060
          5C6513   0550-46150

19.       Str. Pin Header                                    Qty.30
          P.O.#70507046    5C6513   0550-46150

20.       30 Pin Str. Header        P.O. #70507046           Qty.10
          Ejector Latch                   -                  Qty.10
          16 P Conn Sock                  -                  Qty.30
          30P Conn. Sock                  -                  Qty.35
          Strain Relief                   -                  Qty.30
          Strain Relief                   -                  Qty.35
          16 Count Cable Assy.            -                  Qty.29
          30P Conn.                       -                  Qty. 0

          5C6513   0550-46150

21.       Insulated Jack            (Black) P.O. #70507080  Qty. 44
             "       "              (Brown)        "        Qty.
             "       "              (Red)          "        Qty. 44
             "       "              (Orange)       "        Qty. 60
             "       "              (Yellow)       "        Qty.100
             "       "              (Green)        "        Qty.100
             "       "              (Blue)         "        Qty.100
             "       "              (Purple)       "        Qty.100
             "       "              (Gray)         "        Qty.100
             "       "              (White)        "        Qty.100

          5C6513   0550-46150

22.       100K Register                                     Qty. 44
          P.O. #70507052   5C6513   0550-46150

23.       Electrode                                         Govt. Tag
          5C6513   0550-                                    6253

24.       Test Housing                                      Govt. Tag
          5C6513                                            6266

25.       Die Plate                                         Govt. Tag
          5C6513                                            6256

26.       PN5C00 Carbon
          P.O. #70560002746

27.       Teflon Tape                                       Qty. 1
          P.O. #70507333   5C6513   0550-46150-7

28.       Adapter NFPV to 1/4                               Qty. 2
          P.O. #70507372 5C6513

29.       Insulat. Varnish Red                              Qty. 3
          P.O. 70507387  5C6513

30.       Alum. Plates                                      Qty. 9
          P.O. 70502139

31.       Compressor 0A1050                                 Qty. 2
          P.O. #70502414-1 5C6513 0550-46150-8

32.       Grafoil                                           Qty. 1
          P.O. #70502232   5C6513 0550-46150-7              1 Roll

33.       Grafoil                                           Qty. 14'
          P.O. #70502232   5C6513 0550-46150-7              Qty.14"

34.       Flat Electrode                                    Qty.10
          P.O. #70507028   5C6513 0550-46150-7

35.       Flat Electrode                                    Qty.80
          P.O. #70507028   5C6513 0550-46150-7

36.       Flat Electrode                                    Qty.30
          P.O. #70507028   5C6513 0550-46150-7

37.       Flat Electrode                                    Qty.34
          P.O. #70507028   5C6513 0550-46150-7

38.       Flat Electrode                                    Qty.36
          P.O. #70507028 5C6513 0550-46150-7

39.       ST. Montevideo                                    Qty. 1
          P.O. # 70502133 Tech 5C6513 0550-46150

40.       Vacuum Pump                                       Govt. Tag
          5C6513                                            6258

41.       Corr. Fin Stock                                   Qty.47"
          P.O. # 70502055 5C6513

SCHEDULE 1.1(b) -- Inventory

Attached is a list of all raw materials, finished goods, work-in-progress, supplies and inventories to be transferred to Plug Power, LLC.


                 HARDWARE FOR MTI 10KW IRD FUEL CELL PROGRAM

                       CONFIDENTIAL TREATMENT REQUESTED.

                                        CONFIDENTIAL TREATMENT REQUESTED.
          Functional Plates             CONFIDENTIAL TREATMENT REQUESTED.
          Rejected Plates               CONFIDENTIAL TREATMENT REQUESTED.
          Reserved for CONFIDENTIAL TREATMENT REQUESTED.
                    (Gasket Evaluation)
          Reserved for CONFIDENTIAL TREATMENT REQUESTED.
                    (Single Module)
          Total Plates                  CONFIDENTIAL TREATMENT REQUESTED.


                               RAW MATERIALS

          Description                                      Quantity
          CONFIDENTIAL TREATMENT REQUESTED                     2
          CONFIDENTIAL TREATMENT REQUESTED                     2
          CONFIDENTIAL TREATMENT REQUESTED    CONFIDENTIAL TREATMENT REQUESTED


                     WORK IN PROCESS AND AVAILABLE INVENTORY

          Description                   Drawing Number      Quantity
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.      approx. 50
                    CONFIDENTIAL TREATMENT REQUESTED.      approx. 50
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1
                    CONFIDENTIAL TREATMENT REQUESTED.          1

ITEM NUMBER   RAW MATERIAL DESCRIPTION     MTI TAG     PROJECT     LOCATION
          CONFIDENTIAL TREATMENT REQUESTED.           Inventory  Manuf. Room
          CONFIDENTIAL TREATMENT REQUESTED.           Inventory  Manuf. Room
          CONFIDENTIAL TREATMENT REQUESTED.           IRD        Manuf. Room
          CONFIDENTIAL TREATMENT REQUESTED.           IRD        Manuf. Room
          CONFIDENTIAL TREATMENT REQUESTED.           IRD        Manuf. Room
          CONFIDENTIAL TREATMENT REQUESTED.           Ford    Gov. Locked Rm.
          CONFIDENTIAL TREATMENT REQUESTED.           Ford    Gov. Locked Rm.

SCHEDULE 1.1(d) -- Rights of MTI


License Agreements -

1.	Nonexclusive Patent License Agreement with:

        The Regents of the University of California
        Los Alamos National Laboratory
        2237 Trinity Drive
        Los Alamos, NM 87545

        For:
        Technical information, know-how and data owned and controlled by the University and relating to catalyst loadings for solid polymer fuel cells as applied in
        CONFIDENTIAL TREATMENT REQUESTED.

Government Contracts -

2.	Grant No.  DE-FG02-96ER82208

        U.S. Department of Energy
        Chicago Operations Office
        9800 South Cass Avenue
        Argonne, Illinois 60439

        Title: "Natural Gas Reformed Cleanup System for Proton Exchange Membrane (PEM) Fuel Cell

3.	Order No.  C-75502-F

        National Aeronautics and Space Administration
        Lewis Research Center
        21000 Brookpark Road
        Cleveland, OH 44135

        Title: "400 Watt Fuel Cell Assembly"

4. Subcontract No. 47-2-R31153 under Ford Motor Company Prime Contract No. DE-AC02-94CE50389 with U.S. Department of Energy

        Ford Motor Company
        The American Road
        Dearborn, MI 48121-1899

        Title: "R&D of a Direct-Hydrogen-Fueled Proton Exchange Membrane Fuel Cell for Transportation Applications"



5.	Agreement No.: 1791-ERER-ER-92

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title:  "Hybrid Electric Vehicle Program"

6.	Agreement No.: 4087-ERTER-TR-95

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title:  "MTI/Ford PEM Fuel Cell"

7.	Agreement No.: 4540-ERTER-RT-97

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title:  "Develop 50 kW Proton Exchange Membrane "PEM"
        Fuel Cell for Ford Vehicle"

	Pending Contracts -

1.        PRDA No. DE-RA02-97EE50443

        U.S. Department of Energy
        Chicago Operations Office
        9800 South Cass Avenue
	Argonne, IL 60439

	Title: "Topic 1, Integrated Power System for Transportation"

2.        PRDA No. DE-RA02-97EE50443, Subcontract

        Energy and Environmental Research Corp.
        18 Mason
        Irvine, CA 92618

        Title: "Topic 3, Fuel Cell for Buildings"

Open Purchase Orders (Associated with Contracts and Plant
                Appropriations) - See Attached

Employment Agreements - See Schedule 1.1(I)
CONFIDENTIAL TREATMENT REQUESTED.

Schedule of Active Proposals - See Attached

Confidentiality Agreements - Confidentiality Agreements have been executed with all MTI employees having access to fuel cell technology. An example of MTI's standard Agreement is attached.
See Schedule 1.1(I)

Memorandum of Understanding - See Attached

        Arthur D. Little, Inc.
        Acorn Park
        Cambridge, MA 02140

        Effective: 9/10/96 - 12/31/97

Teaming Agreement - See Attached

        Space Industries International
        101 Courageous Drive
        League City, TX 77573

        Subject: NASA JSC Solicitation 9-BE13-12-7-66P

SCHEDULE 1.1(e) - Credits, Prepaid Expenses, Deferred Charges, Advance Payments, Security Deposits and Pre-Paid Items

None

SCHEDULE 1.1(g) -- Intellectual Property

Attached is a list of all Intellectual Property used in connection with the Fuel Cell Business.

Copyright -         None
Patents -           See Attached
Trademarks-         None
Trade Secrets -     See Attached
Know-How -          Methods, Processes, Propietary Data and Information
                              Necessary for MTI's Conduct of the Fuel Cell
                              Business
                    Fuel Cell Prototype Hardward
                    Engineer's Patent Notebooks
                    Associated Drawings
                    Computer Files in Object and Source Code

FUEL CELL PATENTS/PATENT APPLICATIONS

MTI DOCKET          TITLE               STATUS
          CONFIDENTIAL TREATMENT REQUESTED.

FUEL CELL TRADE SECRETS

MTI DOCKET          TITLE               STATUS
          CONFIDENTIAL TREATMENT REQUESTED.

SCHEDULE 1.1(h) -- Interest in Government Contracts

License Agreements -

1.	Nonexclusive Patent License Agreement with:

        The Regents of the University of California
        Los Alamos National Laboratory
        2237 Trinity Drive
        Los Alamos, NM 87545

        For:
        Technical information, know-how and data owned and controlled by the University and relating to catalyst loadings for solid polymer electrolyte fuel cells as applied in CONFIDENTIAL TREATMENT REQUESTED.

Government Contracts -

2.	Grant No.  DE-FG02-96ER82208

        U.S. Department of Energy
        Chicago Operations Office
        9800 South Cass Avenue
        Argonne, Illinois 60439

        Title:  "Natural Gas Reformed Cleanup System for Proton
        Exchange Membrane (PEM)Fuel Cell

3.	Order No.  C-75502-F

        National Aeronautics and Space Administration
        Lewis Research Center
        21000 Brookpark Road
	Cleveland, OH 44135

	Title: "400 Watt Fuel Cell Assembly"

4.      Subcontract No.  47-2-R31153 under Ford Motor Company
        Prime Contract No.  DE-AC02- 94CE50389 with U.S. Department of Energy

        Ford Motor Company
        The American Road
        Dearborn, MI 48121-1899

        Title: "R&D of a Direct-Hydrogen-Fueled Proton Exchange Membrane Fuel Cell for Transportation Applications"

5.	Agreement No.: 1791-ERER-ER-92

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title:  "Hybrid Electric Vehicle Program"

6.	Agreement No.: 4087-ERTER-TR-95

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title:  "MTI/Ford PEM Fuel Cell"

7.	Agreement No.: 4540-ERTER-RT-97

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title: "Develop 50 kW Proton Exchange Membrane "PEM" Fuel Cell for Ford Vehicle"

SCHEDULE 1.1(l) -- Employee and Independent

	CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 1.2 -- Excluded Assets

1.	Shared assets that will not convey:

        * Buildings, parking lots, laboratories, shipping/receiving areas at 968 Albany Shaker Road
        * Conference Rooms, including furniture, overhead projector video monitor and VCR
        * Lavatories
        * Fax Machine
        * Copiers
        * Laser Printers
        * MTI fabrication equipment shown on Attachment
        * Deltek Accounting System
        * Purchasing reference materials such as: Thomas Register
        * Human Resources Reference Materials
        * Tools, toolboxes, etc., other than as specifically identified in
                Schedule 1.1(a)

2.	Software that will not transfer to Plug Power:

        * ANSYS Finite Element Analysis Software
        * Microsoft Office (unless such software has been pre-loaded on Gateway computers)
        * Deltek Accounting System and supporting modules
        * Two (2) copies of Lab View
        * All other copies of AutoCad, other than five (5) to convey
        * ANSOFT Electromagnetic Package
        * E-Mail or any other Network-Based Software (Novell, etc.)
        * Anti-Virus Software

3.	Any employees other than those employees set forth below:

	Gary Antonelli, Manufacturing Engineer
        Donald Buesing, Technician
        Matthew Cusack, Mechanical Engineer
        Dr. Manmohan Dhar, Mechanical Engineer & Analyst
        Dr. William Ernst, Mechanical Engineer
        Robert Hamm, Mechanical Engineer
        Gregory Heroth, Chemical Process Technician
        David Hicks, Mechanical Engineer
        Dr. Wenhau (Wayne) Huang, Electrochemist
        Daniel Jones, Mechanical Engineer
        Karl Knapp (Contract Employee - Becomes Plug Power Employee),
             Designer
        Tina Leonard, Human Resources
        Sandra MacCue, Executive Secretary & Intellectual Property Clerk Richard Maddaloni, Mechanical Engineer
        Bruce Maynard, Technician
        John Meacher, Mechanical Engineer
        Gregory Migirditch, Purchasing
        Edward Nestler, Designer
        David Siler, Technician
        Thomas Smykowski (Summer Hire)
        Zbigniew Sobolewski, Electrical Engineer
        William Sumigray, Contracts Manager
        John VanHeertum, Mechanical Technician
        Michael Walsh (Contract Employee), Mechanical Design Engineer Michael E. Walsh (Summer Hire)

4. Any and all Intellectual Property Rights in connection with the Hybrid Electric Vehicle and Energy Management System (EMS).

SCHEDULE 1.4 -- Assumed Liabilities

Liabilities being transferred by MTI to Plug Power LLC are as follows:

Administrative -

1.	Accrued Vacation for Plug Power employees -- $24,570.74

	Accrued Vacation 	$47,361.13
        Grandfather Clause      $ 1,780.35
                   TOTAL        $49,141.48*

        * (Will be paid out to transferred employees. Plug Power will reimburse MTI for one-half (1/2) of that amount or $24,570.74.)

2. Purchased Vacation -- The asset and liability associated with Purchased Vacation will be transferred to Plug Power consistent with IRS regulations -- $2,150.00

3.	Accrued FSA (Subject to IRS regulations) for Plug Power employees
        -- $2,661.49

4. Any and all liabilities for employees on and after the effective date of this transaction, including but not limited to (subject to applicable employment or consulting contracts with Plug Power, LLC):

        CONFIDENTIAL TREATMENT REQUESTED.

Vendor -

5. Outstanding balance for Air Compressor Engineering for purchase of compressors to support Ford Phase II (because Air Compressor Engineering refuses to consent to transfer lien, entire balance is due and owing). -- $18,384

6. Recorded vendor payables and unrecorded vendor payables for work unbilled and necessary to the Fuel Cell Business

Accounts -

7. Plant Appropriations as set forth on the attached Schedule (to be updated as of the effective date); as of 5/23/97, estimated to be $10,585.46.

Contracts -

8. Any and all liabilities, costs and obligations in connection with any and all contracts assigned pursuant to this Agreement, including but limited to cost overruns or delays in connection with any assigned Contract, but only to the extent related to events after the contribution date (except with respect to cost overruns and delays in the ford/DOE contract.

9. Any and all liabilities set forth in the Contributed FCB Balance Sheet (to be updated as of the effective date).

SCHEDULE 2.1(f) -- Employment Agreements

CONFIDENTIAL TREATMENT REQUESTED.

SCHEDULE 3.1(b)(ii) -- States in Which MTI is Qualified to do Business


	Maryland

	New York

SCHEDULE 3.1(c) - Required Consents and Governmental Approvals

1.	Grant No. DE-FG02-96ER82208

        U.S. Department of Energy
        Chicago Operations Office
        9800 South Cass Avenue
        Argonne, Illinois 69439

        Title: "Natural Gas Reformer Cleanup System for Proton Exchange Membrane (PEM) Fuel Cell

2.	Order No. C-75502-F

        National Aeronautics and Space Administration
        Lewis Research Center
        21000 Brookpark Road
        Cleveland, OH 44135

        Title: "400 Watt Fuel Cell Assembly"

3. Subcontract No. 47-2-R31153 under Ford Motor Company Prime Contract No. DE-AC02- 94CE50389 with U.S. Department of Energy

        Ford Motor Company
        The American Road
        Dearborn, MI 48121-1899

        Title: "R&D of a Direct-Hydrogen-Fueled Proton Exchange Membrane Fuel Cell for Transportation Application"

4.      Agreement No.: 1791-ERER-ER-92

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title: "Hybrid Electric Vehicle Program"

5.      Agreement No.: 4087-ERTER-TR-95

        New York State Energy Research & Development Authority (NYSDERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title: "MTI/Ford PEM Fuel Cell"

6.      Agreement No.: 4540-ERTER-TR-97

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title: "Develop 50 kW Proton Exchange Membrane "PEM" Fuel Cell for Ford Vehicle"

7. Nonexclusive Patent License Agreement with:

        The Regents of the University of California
        Los Alamos National Laboratory
        2237 Trinity Drive
        Los Alamos, NM 87545

        For:
        Technical information know-how and data owned or controlled by the University and relating to catalyst loadings for solid polymer electrolyte fuel cells as applied in U.S. Patent Applicable Serial Number 07/656,329 (filed February 19,1991) and U.S. Patent Application Serial Number 07/736,876 (filed February 19,1991).

        As amended by Letter of Intent dated 6/18/97

8.	Financed Purchase Agreement with:

        Air Compressor Engineering
        Parkford Industrial Park
        Clifton Park, NY 12065

        For:
        Three (3) new Ingersoll-Rand Model 0L15X15 Air Compressors
        One (1) New Model IR175AC Filter
        One (1) New Model IR17CHE Filter
        Together with Attachments, Accessories, Replacement Parts, Repairs, Additions

9.	Loan with:

        The Chase Manhattan Bank

        (See Exhibit A)

10.	See Schedule 3.1(u)(i)

SCHEDULE 3.1(d) -- Contributed Business Balance Sheet

Attached is a Contributed Business Balance Sheet as of 6/25/97

                       Mechanical Technology Inc.
                          Fuel Cell Activity
               Proforma Statement of New Assets at 5/23/97

                                               Total          To Plug Power
Assets                                        --------        -------------
        Cash                                 $       0          $       0

(1) -   Accounts Receivable                    348,794                  0

        Inventory                                   77                 77

	Property, Plant & Equipment
           at Acquisition Cost                 463,532            463,532

        Accumulated Depreciation               (82,600)           (82,600)
                                               -------            -------
        Net Property, Plant, and Equipment     380,932            380,932
                                               -------            -------
        Total Assets                           729,803            381,009

Liabilities

(2) -   Accounts Payable                        52,191             10,585

        Notes Payable                           18,384             18,384

	Accrued Vacation

                Base Vacation                   49,141             24,571
                Purchased Vacation               2,150              2,150

(3) -   Accrued FSA                              2,662              2,662
                                               -------            -------
        Total Liabilities                      124,528             58,352

                                               -------            -------
Net Assets                                   $ 605,275          $ 322,658
                                               =======            =======
(1) -   Retained by MTI

(2) - Will transfer payables associated with transferred assets, materials, and supplies.

	For example, per the attached list, laboratory expenditures of $430.7 thousand had been authorized and $389 thousand recorded, as of 5/23/97.

	Payables associated with the $389 thousand expenditure will be transferred. Additional payables, including but not limited to authorized but unexpended Plan Appropriations, will also transfer.

(3) -   Subject to IRS regulations that may inhibit transfer of this liability.

Backlog                                      $ 657,000          $ 657,000
                                               =======            =======

SCHEDULE 3.1(e) -- Liabilities Relating to Business

See Schedule 1.4

See Schedule 3.1(g)

SCHEDULE 3.1(f)(i) -- Taxes Contested in Good Faith

MTI pays a variety (sales, use franchise, property, and income, etc.) of taxes at various and numerous levels of government including, but not limited to, school, town, county, state, and federal.

In the ordinary course of business MTI is subject to audit by the various taxing authorities.

MTI is currently involved in settling, in good faith, both New York State corporation franchise tax and sales and use tax for several open years.

MTI also has contested Property taxes (Town of Colonie) for 1995/96 and 1996/97.

SCHEDULE 3.1(f)(ii) -- Extension of Assessment on Taxes

In connection with both New York State corporation franchise tax and sales and use tax audits, MTI has consented to extending the period of limitation.

SCHEDULE 3.1(f)(iii) -- Disclosures Regarding Taxes and Withholding Taxes

See Schedule 3.1(f)(i) and Schedule 3.1 (f)(ii)

SCHEDULE 3.1(f)(iv) -- Litigation or Administrative Appeals Pending In Connection with Covered Taxes

See Schedule 3.1(f)(i) and Schedule 3.1(f)(ii)

SCHEDULE 3.1(g) -- Changes in Conduct of Business Since audited Balance Sheet

1.	See Schedule 3.1(i)(iv)

2. Anticipate cost growth and schedule delays such that Ford will be unable to meet its contractual obligations to DOE. -- See Attachment

3.	Confidential Treatment Requested

4.	NYSERDA Restated Agreement

5.	Letter of Intent with Los Alamos National Laboratory dated 6/18/97

6.	Department of Energy Waivers - See Schedule 3.1(i)(iii) and attachments thereto.

7.      Changes in the compensation level for:
          CONFIDENTIAL TREATMENT REQUESTED.
          CONFIDENTIAL TREATMENT REQUESTED.

8 New Karner Road building lease--Debtor's Bankruptcy Estate rejected the lease.

SCHEDULE 3.1(h) -- Litigation, Citations, Fines or Penalties

None

SCHEDULE 3.1(i)(i) -- Violations of Applicable Laws

None

SCHEDULE 3.1(i)(ii) -- Governmental Approval and Consents Required for Conduct of the Business

1.	See Schedule 1.1(h)

2.	See Schedule 3.1(c)

3.	See Schedule 3.1(u)(i)

4.	Received Approvals only form the Chase Manhattan Bank, NYSERDA and
        LANL.

SCHEDULE 3.1(i)(iii) - Contracts with Governmental Authority

1.	Grant No. DE-FG02-96ER82208

        U.S. Department of Energy
        Chicago Operations Office
        9800 South Cass Avenue
        Argonne, Illinois 60439

        Title: "Natural Gas Reformer Cleanup System for Proton Exchange Membrane(PEM) Fuel Cells"

        Confidential Treatment Requested

2.	Order No. C-75502-F

        National Aeronautics and Space Administration
        Lewis Research Center
        21000 Brookpark Road
        Cleveland, OH 44135

        Title: "400 Watt Fuel Cell Assembly"

        Confidential Treatment Requested

3.	Subcontract No. 47-2-R31153 under Ford Motor Company Prime Contract
        No. DE-AC02- 94CE50389 with U.S. Department of Energy

        Ford Motor Company
        The American Road
        Dearborn, MI 48121-1899

        Title: "R&D of a Direct-Hydrogen-Fueled Proton Exchange Membrane Fuel Cell for Transportation Applications"

        Confidential Treatment Requested

4.	Agreement No.: 1791-ERER-ER-92

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title: "Hybrid Electric Vehicle Program"

        Confidential Treatment Requested


5.      Agreement No.: 4087-ERTER-TR-95

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title: "MTI/Ford PEM Fuel Cell"

        Confidential Treatment Requested

6.	Agreement No.: 4540-ERTER-TR-97

        New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
        286 Washington Avenue Extension
        Albany, New York 12203-6399

        Title: "Develop 50 kW Proton Exchange Membrane "PEM" Fuel Cell for Ford Vehicle"

        Confidential Treatment Requested

7.      Letter of Intent with Los Alamos National Laboratory -
        See Schedule 3.1(c)

8.      DOE Waivers - See Attached

9.      Restated NYSERDA Agreement - See Attached

10. Security Clearances -

A number of transferring Plug Power employees currently hold security clearances. When these people become Plug Power employees they will automatically lose their security clearances. This will prevent their participation in government agency-sponsored business development and/or technical meetings where classified information is to be discussed.

SCHEDULE 3.1(i)(iv) -- Disclosures Regarding Business


1. The Committee on Appropriations, Subcommittee on Interior and Related Agencies, has completed a "mark-up" of the budget that includes the DOE Office of Advanced Automobile Technologies Programs, and has moved $10 Million form the fuel cell area to the heavy duty diesel area. This action would reduce the fuel cell effort form $29.6 Million to $19.6 Million. It is the understanding of many that this action is counter to DOE plans and results form the interests of the diesel engine technology community. it is difficult to understand the wisdom of moving money to the giant diesel engine industry with its mature technology while depriving the embryonic fuel cell industry with its potential for break-through commercial technology that can rival the emergence of the PC industry form the mainframe computer.

2. Phase II of the Ford contract will not be completed within the current limits of the contract. -- Please the Addendum to Schedule 3.1(g)

SCHEDULE 3.1(j) -- Operation of the Business

MTI has conducted the Business only through MTI.  There are no exceptions.

SCHEDULE 3.1(k) -- Permitted Liens


1.	All government property as set forth on Schedule 1.1(a), items in
Government owned property room, Ford Phase I material, and Ford Phase
II material is owned exclusively by the Department of Energy and used by MTI in connection with research and development activities.

2	Air Compressor Engineering lien, as assigned to LCA.

3.	Limitations on Intellectual Property Rights, as set forth in Schedules
3.1(p)(iii)-(iv)

SCHEDULE 3.1(l)(i) - Contracts

The following is a complete list of all agreements, contracts, commitments and other instruments and arrangements: 1) by which any of the Assets are bound or affected or 2) to which MTI is a party or by which is bound that directly affects the Fuel Cell Business or the Assets.

1. PRDA No. DE-RA02-97EE50443 (Topic 1, Integrated Power System for Transportation) - See Schedule 1.1(d)

2. PRDA No. DE-RA02-97EE50443 (Topic 3, Fuel Cell for Buildings) Subcontract to Energy and Environmental Research Corp. -
        See Schedule 1.1(d)

3.      Schedule of Active Proposals - See Schedule 1.1(d)

4.      See Schedule 1.1(g)

5.      See Schedule 1.1(h)

6.      See Schedule 1.1(l)

7.      See Schedule 1.1(c)

8.      See Schedule 1.1(i)(iii)

9.      See Schedule 1.1(p)(i)

10.     See Schedule 1.1(r)(i)

11.     See Schedule 1.1(u)(i)

12. Recorded vendor payables and unrecorded vendor payables for work unbilled and necessary to the Fuel Cell Business.

13. Plant Appropriations as set forth on Schedule 1.4; as of 5/23/97, estimated to be $10,585.46

SCHEDULE 3.1(l)(iii) -- Existing Default Under Contracts

None

SCHEDULE 3.1(m) -- Territorial Restrictions

See Schedule 1.1(h)

SCHEDULE 3.1(o)- Suppliers to Fuel Cell Business

Attached is a list of all suppliers from which the fuel cell business has ordered raw materials, supplies, merchandise and other goods and services over the past twelve months. Also provided is a separate listing of vendor names, addresses, phone numbers, etc.

Vendor Name     Vend Id      City     State      Postal Cd

CONFIDENTIAL TREATMENT REQUESTED

PO PO Line Description Vend Name Div A/C Project Item Amt Order Date

CONFIDENTIAL TREATEMENT REQUESTED

SCHEDULE 3.1(p)(i) - Government Contracts

Contracts/Grants -

1. Grant No. DE-FG02-96ER82208

	U.S. Department of Energy
	Chicago Operations Office
	9800 South Cass Avenue
	Argonne, Illinois 60439

	Title:	"Natural Gas Reformer Cleanup System for Proton Exchange
        membrane(PEM) Fuel Cells"

	Grant Amount: CONFIDENTIAL TREATMENT REQUESTED

	Performance Period: CONFIDENTIAL TREATMENT REQUESTED

2. Order No. C-75502-F

 	National Aeronautics and Space Administration
	Lewis Research Center
	21000 Brookpark Road
	Cleveland, OH 44135

	Title:  	"400 Watt Fuel Cell Assembly"

	CONFIDENTIAL TREATMENT REQUESTED

3. Subcontract No. 47-2-R31153 under Ford Motor Company Prime Contract No. DE-AC02- 94CE50389 with U.S. Department of Energy

	Ford Motor Company
	The American Road
	Dearborn, MI 48121-1899

      Title: "R&D of a Direct-Hydrogen-Fueled Proton Exchange Membrane Fuel Cell for Transportation Applications"

	Subcontract Amount:
		Cost Sharing -	CONFIDENTIAL TREATMENT REQUESTED

	Performance Period:	CONFIDENTIAL TREATMENT REQUESTED

4.     Agreement No. 1791-ERER-ER-92

	New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
	286 Washington Avenue Extension
	Albany, New York 12203-6399

	Title:	"Hybrid Electric Vehicle Program"
	Agreement Amount:   CONFIDENTIAL TREATMENT REQUESTED

	Performance Period: CONFIDENTIAL TREATMENT REQUESTED

5.     Agreement No. 4087-ERTER-TR-95

	New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
	286 Washington Avenue Extension
	Albany, New York 12203-6399

	Title:	"MTI/Ford PEM Fuel Cell"

	Agreement Amount:  CONFIDENTIAL TREATMENT REQUESTED

	Performance Period: CONFIDENTIAL TREATMENT REQUESTED

6.     Agreement No. 4540-ERTER-TR-97

	New York State Energy Research & Development Authority (NYSERDA) Corporate Plaza West
	286 Washington Avenue Extension
	Albany, New York 12203-6399

	Title:	"Develop 50 kW Proton Exchange Membrane "PEM" Fuel Cell for
         Ford Vehicle"

	Agreement Amount: CONFIDENTIAL TREATMENT REQUESTED


New Business Proposals -

-	See Scheudle 1.1(d) --Active Proposal List

-	Teaming Agreement with Space Industries International --
	See Schedule 1.1(d)

-	AD Little - See Schedule 1.1(d)

-	Other Opportunities to Bid

		Taiwan Fuel Cell Development

SCHEDULE 3.1(p)(iii) -- Exceptions to Patent Rights

See attached memorandum. To the extent that any exception in the attached memorandum is cured, there shall be no exceptions.

With respect to inventions CONFIDENTIAL TREATMENT REQUESTED,
MTI shall reimburse Plug Power L.L.C. for reasonable costs in taking all steps necessary to obtain: 1.) DOE waivers of untimely disclosure or election, or 2.) contingent disclosures.

CONFIDENTIAL TREATMENT REQUESTED

RESTATED AGREEMENT
NO.

A.	MTI and NYSERDA have entered into an agreement(Restated Agreement)
to supersede and restate the obligations and rights of NYSERDA and MTI under NYSERDA sponsored contracts (Agreements Numbers CONFIDENTIAL TREATMENT REQUESTED) related to fuel cells. The Restated Agreement includes changes to the intellectual property provisions, royalty provisions and other terms set forth in the three NYSERDA fuel cell agreements.

Under the terms of the restated agreement, NYSERDA has waived its rights to any inventions that were or will be conceived or reduced to practice during the contemporaneous performance of the Ford/DOE and NYSERDA programs, with the exception that NYSERDA will reserve for itself a CONFIDENTIAL TREATMENT REQUESTED.

B.	Patents Conceived under CONFIDENTIAL TREATMENT REQUESTED
Contract CONFIDENTIAL TREATMENT REQUESTED.

CONFIDENTIAL TREATMENT REQUESTED

At the time of conception of the above invention, the inventor was also CONFIDENTIAL TREATMENT REQUESTED.

On June 12, 1997, MTI submitted a CONFIDENTIAL TREATMENT REQUESTED.

II. Ford Motor Company (FMC) Subcontract No. 47-2-R31153 dated May 2, 1995 under FMC/Department of Energy (DOE) Prime Contract No. DE-AC02-94CEO50369.

A.	As set forth in Exhibits 2, 3 and 4 to this Schedule, MTI
notified the DOE by virtue of letters dated December 23, 1996, January 6, 1997 and January 27, 1997 (Notification Letters), that inventions had been conceived or first reduced to practice under Phase I of the Ford/DOE subcontract. The letter notifications failed to specifically elect to retain waived U.S. and foreign patent rights for the Invention Dockets listed below.

CONFIDENTIAL TREATMENT REQUESTED

In addition to the above, MTI indicated in its Notification Letters that it was excepting from its election rights the following MTI Docket
Numbers:

CONFIDENTIAL TREATMENT REQUESTED.

Subsequently, as set forth in Exhibits 5, 6 and 7 to this Schedule, MTI submitted three letters on May 23, 1997 requesting that DOE permit MTI to modify the Notification Letters to specifically elect to retain waived U.S. and foreign patent rights for all the reported inventions, including those previously excepted by MTI from such election to retain both U.S. and foreign patent rights, notwithstanding that MTI was delinquent in reporting the inventions in the Notification Letters (Exhibits 2, 3 and 4) and the subsequent modifications dated May 23, 1997 (as set forth in Exhibits 5, 6 and 7).

Robert J. Fischer, Esq., Deputy Chief Counsel, Office of Intellectual Property Law, DOE Chicago Operations Office informed John Denniston,
Esq. Covington & Burling (representing the interests of MTI) during a telephone conversation that it was understood by DOE when the Notification Letters (Exhibits 2, 3 and 4) were received by DOE, that MTI was electing its right to retain waived U.S. and foreign patent rights for the inventions listed. In addition, at the request of Mr. Denniston, the lettersset forth in Exhibits 8, 9, 10, 11, and 12 to this Schedule were sent to MTI confirming MTI's election of domestic and foreign patent rights to those inventions previously excepted by MTI as described above.

B.	As set forth more fully in the small business patent rights clause, the provisions of that clause apply to any invention CONFIDENTIAL TREATMENT REQUESTED.

Applicable Patent Disclosure (Phase II):

CONFIDENTIAL TREATMENT REQUESTED

The report to DOE will be considered CONFIDENTIAL TREATMENT REQUESTED the principal patent rights to MTI.

SCHEDULE 3.1(p)(iv) - Third Party and Government Rights

See attached memorandum

THIRD PARTY AND GOVERNMENT RIGHTS

Nonexclusive Patent License Agreement (As Amended)
Between
CONFIDENTIAL TREATMENT REQUESTED
And
Mechanical Technology Inc.

The above Agreement, and Modification No. 1 thereto, have been previously provided. Under the terms of the Agreement, as amended, the University grants to MTI, subject to compliance with various reporting and other administrative and record keeping and payment obligations on the part of MTI as set forth in the Agreement, a CONFIDENTIAL TREATMENT REQUESTED.
In addition, to the rights granted to MTI, the U.S. Government has the rights described in Paragraph 2.2 of the Agreement to the inventions covered by the University's Patent Rights set forth in Paragraph 1.2 of the amended Agreement. The Government also has the rights set forth in Paragraph 3.4. In addition, sales to foreign countries are restricted as set forth in Article 17, and Article 18 states that any products embodying Licensed Products or produced through the use of a Licenses Method will be manufactured substantially in the United States.

With regard to Article 3, MTI provided payment for the nonrefundable license fee of CONFIDENTIAL TREATMENT REQUESTED and is also obligated to provide royalty payments in the amounts set forth therein and under the conditions described therein to the University, during the term of the Agreement, which will remain valid until the last patent expires, unless MTI fails to satisfy its obligations as set forth in the Agreement. Accordingly, the Agreement provides (as more fully set forth therein) that the University may give written notice of default to MTI, and if MTI fails to cure such default within ninety days after date of delivery of such notice, the University shall have the rights to terminate the License Agreement. To date, MTI has complied with, and shall continue to comply with the requirements of the License Agreement.

The parties have agreed to amend the License Agreement as set forth in the Letter of Intent, as previously provided. In addition to the CONFIDENTIAL TREATMENT REQUESTED.

CONFIDENTIAL TREATMENT REQUESTED

This agreement, which has been previously provided, states the following:

CONFIDENTIAL TREATMENT REQUESTED

D.	Both patent rights clauses of that contract further provides for a section related to the preference for United States industry, as set forth below:

CONFIDENTIAL TREATMENT REQUESTED

E.	Set forth in the Advance Waiver of Patent Rights clause, Section
(3)(ix), entitled, "U.S. Competitiveness", paragraph (F) states:

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 3.1(r)(i) -- Intellectual Property Owned by MTI

See attached Fuel Cell Patents, Trade Secrets and Know-How. Such Fuel cell Patents, and any applications therefor are limited to the jurisdiction of the United States only.

See Schedule 1.1(g)

See Schedule 3.1(p)(iv)

See attached memorandum for requirements with respect to registration, as set forth in Section 3.1(r)(i), and the royalty provisions of the contracts listed thereon.

FUEL CELL PATENTS/PATENT APPLICATIONS

MTI DOCKET                              TITLE                     STATUS

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 3.1(r)(i)
INTELLECTUAL PROPERTY RIGHTS

I.	CONFIDENTIAL TREATMENT REQUESTED

The above Agremeent, and Modification No. 1 thereto, as amended by the Letter of Intent, provide that MTI is subject to various fee and royalty payment obligations.

CONFIDENTIAL TREATMENT REQUESTED

B.	Set forth in the Advance Waiver of Patent Rights clause, Section
(3)(ix), entitled, "U.S. Competitiveness", paragraph (F) states:

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 3.1(r)(ii) -- Infringement by Third Party of MTI Intellectual Property Rights

None

SCHEDULE 3.1(r)(ii) -- Infringement of Third Party Intellectual Property
Rights

None

SCHEDULE 3.1(r)(v) - Confidential Information

1.	Access to Intellectual Property - MTI was involved in business discussions with Niagara Mohawk during 1995 and 1996 to explore initiating a NiMo-funded project to develop a commercial fuel cell-based power system. In that period of time NiMo representatives visited MTI facilities several times. NiMo representatives saw complete fuel cells in operation in MTI's development laboratory but at no time were provided with access to our manufacturing processes or shown actual component hardware. NiMo did however explore MTI's position regarding intellectual property.

2.	Teaming Relations and Vendor's Access to Intellectual Property - MTI
has had discussions with a number of teaming candidates in fuel cell development and related power system applications, as well as worked with a number of vendors to produce required parts/components. Access, if any, to any MTI fuel cell Intellectual Property is shown under Comments.

	Company					Comments

Teaming -

	CONFIDENTIAL TREATMENT REQUESTED

Vendors -                        (MTI Drawings Provided to
                                  Vendors Contain a Proprietary
                                  Information Marking, Vendors
                                  acknowledge they will not disclose
                                  to a third party.)

	CONFIDENTIAL TREATMENT REQUESTED

Consultants -

	CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 3.1(s) -- Insurance

This Schedule contains a complete list of all insurance policies maintained by MTI. A summary description of each policy is attached. No claims have been made by MTI's Fuel Cell Business during the past two years.


         Coverage                                 Claims (Past 2 Years)
         --------                                 ---------------------
Directors & Officers Liability                            None

Excess Directors & Officers Liability                     None

Property & General Liability                              None

Air Craft Products Liability                              None

Workers Compensation                                      None

Commercial Umbrella                                       None

ERISA Bond                                                None

Commercial Crime Policy                                   None

Commercial Auto                                           None

California Tax Bond                                       None

Open Cargo Policy                                         None

SCHEDULE 3.1(u)(iii) -- Disclosure of Information Regarding Environmental Conditions Relating to the Business, Assets or leased Property

See Attached Phase I (Hard Copy Previously Provided)

SCHEDULE 3.1 (u)(iv) -- Other

None

SCHEDULE 3.1(v) -- Employees of MTI

	Name		Title				Compensation

Gary Antonelli	Manufacturing Engineer	CONFIDENTIAL TREATMENT REQUESTED
Donald Buesing  Technician              CONFIDENTIAL TREATMENT REQUESTED
Robert Carr     Technician              CONFIDENTIAL TREATMENT REQUESTED
Peter Chapman	Design Engineer		CONFIDENTIAL TREATMENT REQUESTED
Matthew Cusack	Mechanical Engineer	CONFIDENTIAL TREATMENT REQUESTED
Dr. Manhoman Dhar  Mechanical Engineer &
                      Analyst           CONFIDENTIAL TREATMENT REQUESTED
Arthur Donahue	Electrical Controls
                    Engineer            CONFIDENTIAL TREATMENT REQUESTED
Dr. William Ernst Mechanical Engineer CONFIDENTIAL TREATMENT REQUESTED Robert Hamm Mechanical Engineeer CONFIDENTIAL TREATMENT REQUESTED
Gregory Heroth	Chemical Process
                  Technician            CONFIDENTIAL TREATMENT REQUESTED
David Hicks     Mechanical Engineer     CONFIDENTIAL TREATMENT REQUESTED
Dr. Wayne Huang	Electrochemist		CONFIDENTIAL TREATMENT REQUESTED
Daniel Jones	Mechanical Engineer	CONFIDENTIAL TREATMENT REQUESTED
Karl Knapp      Designer                CONFIDENTIAL TREATMENT REQUESTED
Walter Kusaywa  Technician              CONFIDENTIAL TREATMENT REQUESTED
David Ladue     Electrical Technician   CONFIDENTIAL TREATMENT REQUESTED
Tina Leonard	Human Resources		CONFIDENTIAL TREATMENT REQUESTED
Sandra MacCue	Executive Secretary	CONFIDENTIAL TREATMENT REQUESTED
Richard Maddaloni Mechanical Engineer   CONFIDENTIAL TREATMENT REQUESTED
Bruce Maynard   Technician              CONFIDENTIAL TREATMENT REQUESTED
John Meacher	Mechanical Engineer	CONFIDENTIAL TREATMENT REQUESTED
Gregory
Migirditch      Purchasing              CONFIDENTIAL TREATMENT REQUESTED
Edward Nestler  Designer                CONFIDENTIAL TREATMENT REQUESTED
Charles Prisco  Electrical Systems
                   Engineer             CONFIDENTIAL TREATMENT REQUESTED
David Siler     Technician              CONFIDENTIAL TREATMENT REQUESTED
Garry Smith     Quality Assurance       CONFIDENTIAL TREATMENT REQUESTED
Thomas Smykowski  Summer Hire           CONFIDENTIAL TREATMENT REQUESTED
Zbigniew
Sobolewski Electrical Engineer CONFIDENTIAL TREATMENT REQUESTED William Sumigray Contracts Manager CONFIDENTIAL TREATMENT REQUESTED
John VanHeertum	Mechanical Technician	CONFIDENTIAL TREATMENT REQUESTED
Nicholas Vitale	Senior Staff Engineer	CONFIDENTIAL TREATMENT REQUESTED
Michael Walsh	Mechanical Design
                        Engineer        CONFIDENTIAL TREATMENT REQUESTED
Michael E. Walsh        Summer Hire     CONFIDENTIAL TREATMENT REQUESTED

Except as otherwise indicated by Schedule 1.1(l), all other people remain MTI employees.

SCHEDULE 3.1(w) -- Employee Benefit Plans

Existing MTI Employee Benefit Plans are listed as follows:

1. 401(k) Savings Plan (Administered by Mass Mutual)

2. Medical Insurance (Four carriers are currently available at the employees option)

           -       Capital District Physician's Health Plan (CDPHP)
           -       Blue Shield of Northeastern New York
           -       Mohawk Valley Physicians (MVP)
           -       Community Health Plan (CHP)

3. Dental Insurance (Offered through Phoenix Home Life. Employees with CHP medical coverage may select CHP Dental)

4.  Long Term Disability Insurance (Policy with UNUM)

5.  Short Term Disability Insurance (Policy with Phoenix Home Life)

6.  Flexible Spending Account (Administered by Lawrence Healthcare)

7.  Life Insurance (Policy with Mass Mutual)

8.  Vacation

    -       Earned Vacation
    -       Vacation Purchase

9.  Short Term Personal Illness

10. Extended Personal Illness

11. Personal Business Time

12. Voluntary Furlough Program

13. Technology Division Profit Sharing Plan

14. Stock Incentive Plan

             Profit Sharing Plan
             Technology Division
             1996 Fiscal Year


Effective:		Fiscal Year 1995

Eligibility:

   * All full time employees and scheduled employees who work more than 1000 hours. Distributions made on basis of individual salary as a percentage of total salary.

   * New hires may participate on a pro rata share basis at the discretion of management at the time of hiring.

   *  Must be on the payroll on 9/30/96 to receive distribution.

   *  Non-discretionary.

   *  Based upon earnings before taxes, but after corporate assessment.

Formula:

	Earnings < Budget		No Distribution

	Earnings = Budget		10% Payment to Pool

	Earnings > Budget		10% of amount = budget, +
					15% of any additional earnings

Impact:

	Budget = $200,000 income pre-tax

                   Earnings                     Distribution
                   --------                     ------------
                  $ 200,000                       $  20,000
                    300,000                          35,000
                    500,000                          65,000

Comments:

   *  Plan is identical to 1995 approved plan

SCHEDULE 3.1(x) -- Confidentiality

None

SCHEDULE 3.1(y) -- Guarantees By Third Parties

Guaranty dated as of October 31, 1995, by MASCO Corporation, a Delaware corporation, located at 21001 Van Born Road, Taylor, Michigan 48180, in favor of Chemical Bank, to secure payment of a $4,000,000 Promissory Note dated October 31, 1995 by Mechanical Technology Incorporated in favor of Chemical Bank.

SCHEDULE 9 -- COPYRIGHT, PATENT AND TRADEMARK RIGHTS

See Schedule 1.1(g)